Registration No. 811-22946

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

(Check appropriate box or boxes)

GUGGENHEIM STRATEGY FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

805 KING FARM BOULEVARD, SUITE 600, ROCKVILLE, MARYLAND 20850

(Address of Principal Executive Offices/Zip Code)

Registrant’s Telephone Number, including area code:

(301) 296-5100

Copies To:

Donald C. Cacciapaglia, President Guggenheim Strategy Funds Trust 805 King Farm Boulevard Suite 600 Rockville, MD 20850	Amy J. Lee, Secretary Guggenheim Strategy Funds Trust 805 King Farm Boulevard Suite 600 Rockville, MD 20850
(Name and address of Agent for Service)

Guggenheim Strategy Funds	March 11, 2014

Guggenheim Strategy Funds Prospectus

Fund Name
Guggenheim Strategy Fund I

Guggenheim Strategy Fund II

Guggenheim Strategy Fund III

The Trust has filed this Registration Statement pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the “1940” Act”). Beneficial interests in the Funds (“Interests”) are not being, and are not expected to be, registered under the Securities Act of 1933, as amended (the “1933 Act”), since such interests will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Only investment companies, common or commingled trust funds or other organizations, entities or investors that are “accredited investors” within the meaning of Regulation D under the 1933 Act may make investments in the Funds. This Registration Statement is not an offer to sell, or the solicitation of an offer to buy, any Interests in the Funds.

guggenheiminvestments.com

Guggenheim Strategy Fund I

INVESTMENT ADVISER

Guggenheim Partners Investment Management, LLC, d/b/a/ Guggenheim Investments (the “Investment Manager”), serves as the investment manager of the Fund.

PORTFOLIO MANAGERS

Anne B. Walsh, James W. Michal and Steven H. Brown are primarily responsible for the day-to-day management of the Fund. They hold the titles of Senior Managing Director & Assistant Chief Investment Officer; Managing Director & Portfolio Manager; and Vice President & Portfolio Manager, respectively, with the Investment Manager. Anne B. Walsh, James W. Michal and Steven H. Brown have managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are restricted securities and are issued only in private placement transactions in accordance with Regulation D or other applicable exemptions under the 1933 Act. This Prospectus does not constitute an offer to sell, or the solicitation of any offer to buy, any “security” to the public within the meaning of the 1933 Act.

Shares of the Fund are offered to investment companies, common or commingled trust funds or other organizations, entities or investors that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Shares of the Fund are offered to other funds in the Guggenheim Family of Funds, as defined on page 21 of this Prospectus.

Shares of the Fund may be purchased at the relevant net asset value (“NAV”) without a sales charge or other fee. Shares of the Fund may be purchased, redeemed or exchanged on any day the New York Stock Exchange is open for business.

The Fund has no minimum initial investment requirement.

TAX INFORMATION

Fund distributions are taxable as ordinary income or capital gains (or a combination of both).

INVESTMENT OBJECTIVE

The Guggenheim Strategy Fund I seeks a high level of income consistent with the preservation of capital. There is no guarantee that the Fund will achieve this objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to pursue its investment objective by investing in a diversified portfolio of debt securities, financial instruments that should perform similarly to debt securities and investment vehicles that provide exposure to debt securities, and debt-like securities, including individual securities, investment vehicles and derivatives giving exposure (i.e., economic characteristics similar) to fixed-income markets. The average duration of the Fund will vary based on the Investment Manager’s forecast for interest rates and will normally not exceed one year. Debt securities and instruments that the Fund could invest in may include, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), mortgage-backed and asset-backed securities, repurchase agreements, participations in and assignments of bank and bridge loans, commercial paper (including asset-backed commercial paper), zero-coupon bonds, municipal bonds, payment-in-kind securities (such as payment-in-kind bonds), convertible fixed-income securities, non-registered or restricted securities (including those issued in reliance on Rule 144A and Regulation S securities) and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest.

While the Fund will principally invest in debt securities listed, traded or dealt in developed markets, it may also invest without limitation in securities listed, traded or dealt in other countries. Such securities may be denominated in foreign currencies. The Fund may also invest in preferred stock, preferred debt and convertible securities.

The Fund may seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally affiliated and unaffiliated closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.

Up to 5% of the Fund’s total assets may be invested in securities that are rated below investment grade (also known as “high yield securities” or “junk bonds”), or if unrated, determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality.

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The Fund may invest in repurchase agreements, which are fixed-income securities in the form of agreements backed by collateral. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of securities from the selling institution (such as a bank or a broker-dealer), coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future (or on demand). The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Such collateral may include U.S. government securities, corporate obligations, equity securities, municipal debt securities, asset- and mortgage-backed securities, convertible securities and other fixed income securities. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization (typically purchase price plus accrued interest).

With respect to mortgage-backed securities (“MBS”) and asset-backed securities, the Fund may invest in MBS issued or guaranteed by federal agencies and/or U.S. government sponsored instrumentalities, such as the Government National Mortgage Administration (“GNMA”), the Federal Housing Administration (“FHA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). In addition to securities issued or guaranteed by such agencies or instrumentalities, the Fund may invest in MBS or other asset-backed securities issued or guaranteed by private issuers. The MBS in which the Fund may invest may also include residential mortgage-backed securities (“RMBS”), collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”). The asset-backed securities in which the Fund may invest include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), commercial real estate CDOs (“CRE CDOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

With respect to bank loans, the Fund may purchase participations in, or assignments of, floating rate bank loans that may be secured by real estate or other assets. These participations may be interests in, or assignments of, the loan and may be acquired from banks or brokers that have made the loan or members of the lending syndicate.

To enhance the Fund’s debt exposure, to hedge against investment risk, or to increase the Fund’s yield, at the discretion of the Investment Manager, the direct debt strategy may be combined with a derivative strategy. This strategy could include foreign exchange forward contracts, futures on securities, indices, currencies and other investments; options; interest rate swaps, cross-currency swaps, total return swaps; and credit default swaps. The Fund may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. These transactions may also create economic leverage in the Fund. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs, “To Be Announced” (“TBA”) transactions and/or dollar rolls). In a TBA transaction, a seller agrees to deliver a mortgage-backed security to the Fund at a future date, but the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. The Fund may also engage in securities lending.

The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and borrowing transactions (principally lines of credit) for investment purposes.

The Fund’s Investment Manager uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each security (including the security’s structure), issuer, region and sector. The Investment Manager also considers macroeconomic outlook and geopolitical issues.

The Investment Manager may determine to sell a security for several reasons including, the following: (1) to adjust the portfolio’s average maturity, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed or for other credit reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Fund does not intend to principally invest in defaulted securities, but if a security defaults subsequent to purchase by the Fund, the Investment Manager will determine in its discretion whether to hold or dispose of such security. Under adverse market conditions (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments), the Fund can make temporary defensive investments and may not be able to pursue its objective.

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Guggenheim Strategy Fund II

INVESTMENT ADVISER

Guggenheim Partners Investment Management, LLC, d/b/a/ Guggenheim Investments (the “Investment Manager”), serves as the investment manager of the Fund.

PORTFOLIO MANAGERS

Anne B. Walsh, James W. Michal and Steven H. Brown are primarily responsible for the day-to-day management of the Fund. They hold the titles of Senior Managing Director & Assistant Chief Investment Officer; Managing Director & Portfolio Manager; and Vice President & Portfolio Manager, respectively, with the Investment Manager. Anne B. Walsh, James W. Michal and Steven H. Brown have managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are restricted securities and are issued only in private placement transactions in accordance with Regulation D or other applicable exemptions under the 1933 Act. This Prospectus does not constitute an offer to sell, or the solicitation of any offer to buy, any “security” to the public within the meaning of the 1933 Act.

Shares of the Fund are offered to investment companies, common or commingled trust funds or other organizations, entities or investors that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Shares of the Fund are offered to other funds in the Guggenheim Family of Funds, as defined on page 21 of this Prospectus.

Shares of the Fund may be purchased at the relevant net asset value (“NAV”) without a sales charge or other fee. Shares of the Fund may be purchased, redeemed or exchanged on any day the New York Stock Exchange is open for business.

The Fund has no minimum initial investment requirement.

TAX INFORMATION

Fund distributions are taxable as ordinary income or capital gains (or a combination of both).

INVESTMENT OBJECTIVE

The Guggenheim Strategy Fund II seeks a high level of income consistent with the preservation of capital. There is no guarantee that the Fund will achieve this objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to pursue its investment objective by investing) in a diversified portfolio of debt securities, financial instruments that should perform similarly to debt securities and investment vehicles that provide exposure to debt securities, and debt-like securities, including individual securities, investment vehicles and derivatives giving exposure (i.e., economic characteristics similar) to fixed-income markets. The average duration of the Fund will vary based on the Investment Manager’s forecast for interest rates and will normally not exceed one year. Debt securities and instruments that the Fund could invest in may include, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), mortgage-backed and asset-backed securities, repurchase agreements, participations in and assignments of bank and bridge loans, commercial paper (including asset-backed commercial paper), zero-coupon bonds, municipal bonds, payment-in-kind securities (such as payment-in-kind bonds), convertible fixed-income securities, non-registered or restricted securities (including those issued in reliance on Rule 144A and Regulation S securities) and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest.

While the Fund will principally invest in debt securities listed, traded or dealt in developed markets, it may also invest without limitation in securities listed, traded or dealt in other countries. Such securities may be denominated in foreign currencies. The Fund may also invest in preferred stock, preferred debt and convertible securities.

The Fund may seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally affiliated and unaffiliated closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.

Up to 20 % of the Fund’s total assets may be invested in securities that are rated below investment grade (also known as “high yield securities” or “junk bonds”), or if unrated, determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality.

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The Fund may invest in repurchase agreements, which are fixed-income securities in the form of agreements backed by collateral. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of securities from the selling institution (such as a bank or a broker-dealer), coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future (or on demand). The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Such collateral may include U.S. government securities, corporate obligations, equity securities, municipal debt securities, asset- and mortgage-backed securities, convertible securities and other fixed income securities. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization (typically purchase price plus accrued interest).

With respect to mortgage-backed securities (“MBS”) and asset-backed securities, the Fund may invest in MBS issued or guaranteed by federal agencies and/or U.S. government sponsored instrumentalities, such as the Government National Mortgage Administration (“GNMA”), the Federal Housing Administration (“FHA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). In addition to securities issued or guaranteed by such agencies or instrumentalities, the Fund may invest in MBS or other asset-backed securities issued or guaranteed by private issuers. The MBS in which the Fund may invest may also include residential mortgage-backed securities (“RMBS”), collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”). The asset-backed securities in which the Fund may invest include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), commercial real estate CDOs (“CRE CDOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

With respect to bank loans, the Fund may purchase participations in, or assignments of, floating rate bank loans that may be secured by real estate or other assets. These participations may be interests in, or assignments of, the loan and may be acquired from banks or brokers that have made the loan or members of the lending syndicate.

To enhance the Fund’s debt exposure, to hedge against investment risk, or to increase the Fund’s yield, at the discretion of the Investment Manager, the direct debt strategy may be combined with a derivative strategy. This strategy could include foreign exchange forward contracts, futures on securities, indices, currencies and other investments; options; interest rate swaps, cross-currency swaps, total return swaps; and credit default swaps. The Fund may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. These transactions may also create economic leverage in the Fund. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs, “To Be Announced” (“TBA”) transactions and/or dollar rolls). In a TBA transaction, a seller agrees to deliver a mortgage-backed security to the Fund at a future date, but the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. The Fund may also engage in securities lending.

The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and borrowing transactions (principally lines of credit) for investment purposes.

The Fund’s Investment Manager uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each security (including the security’s structure), issuer, region and sector. The Investment Manager also considers macroeconomic outlook and geopolitical issues.

The Investment Manager may determine to sell a security for several reasons including, the following: (1) to adjust the portfolio’s average maturity, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed or for other credit reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Fund does not intend to principally invest in defaulted securities, but if a security defaults subsequent to purchase by the Fund, the Investment Manager will determine in its discretion whether to hold or dispose of such security. Under adverse market conditions (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments), the Fund can make temporary defensive investments and may not be able to pursue its objective.

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Guggenheim Strategy Fund III

INVESTMENT ADVISER

Guggenheim Partners Investment Management, LLC, d/b/a/ Guggenheim Investments (the “Investment Manager”), serves as the investment manager of the Fund.

PORTFOLIO MANAGERS

Anne B. Walsh, James W. Michal and Steven H. Brown are primarily responsible for the day-to-day management of the Fund. They hold the titles of Senior Managing Director & Assistant Chief Investment Officer; Managing Director & Portfolio Manager; and Vice President & Portfolio Manager, respectively, with the Investment Manager. Anne B. Walsh, James W. Michal and Steven H. Brown have managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are restricted securities and are issued only in private placement transactions in accordance with Regulation D or other applicable exemptions under the 1933 Act. This Prospectus does not constitute an offer to sell, or the solicitation of any offer to buy, any “security” to the public within the meaning of the 1933 Act.

Shares of the Fund are offered to investment companies, common or commingled trust funds or other organizations, entities or investors that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Shares of the Fund are offered to other funds in the Guggenheim Family of Funds, as defined on page 21 of this Prospectus.

Shares of the Fund may be purchased at the relevant net asset value (“NAV”) without a sales charge or other fee. Shares of the Fund may be purchased, redeemed or exchanged on any day the New York Stock Exchange is open for business.

The Fund has no minimum initial investment requirement.

TAX INFORMATION

Fund distributions are taxable as ordinary income or capital gains (or a combination of both).

INVESTMENT OBJECTIVE

The Guggenheim Strategy Fund III seeks a high level of income consistent with the preservation of capital. There is no guarantee that the Fund will achieve this objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to pursue its investment objective by investing in a diversified portfolio of debt securities, financial instruments that should perform similarly to debt securities and investment vehicles that provide exposure to debt securities, and debt-like securities, including individual securities, investment vehicles and derivatives giving exposure (i.e., economic characteristics similar) to fixed-income markets. The average duration of the Fund will vary based on the Investment Manager’s forecast for interest rates and will normally not exceed one year. Debt securities and instruments that the Fund could invest in may include, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), mortgage-backed and asset-backed securities, repurchase agreements, participations in and assignments of bank and bridge loans, commercial paper (including asset-backed commercial paper), zero-coupon bonds, municipal bonds, payment-in-kind securities (such as payment-in-kind bonds), convertible fixed-income securities, non-registered or restricted securities (including those issued in reliance on Rule 144A and Regulation S securities) and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest.

While the Fund will principally invest in debt securities listed, traded or dealt in developed markets, it may also invest without limitation in securities listed, traded or dealt in other countries. Such securities may be denominated in foreign currencies. The Fund may also invest in preferred stock, preferred debt and convertible securities.

The Fund may seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally affiliated and unaffiliated closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.

Up to 30% of the Fund’s total assets may be invested in securities that are rated below investment grade (also known as “high yield securities” or “junk bonds”), or if unrated, determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality.

6

The Fund may invest in repurchase agreements, which are fixed-income securities in the form of agreements backed by collateral. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of securities from the selling institution (such as a bank or a broker-dealer), coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future (or on demand). The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Such collateral may include U.S. government securities, corporate obligations, equity securities, municipal debt securities, asset- and mortgage-backed securities, convertible securities and other fixed income securities. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization (typically purchase price plus accrued interest).

With respect to mortgage-backed securities (“MBS”) and asset-backed securities, the Fund may invest in MBS issued or guaranteed by federal agencies and/or U.S. government sponsored instrumentalities, such as the Government National Mortgage Administration (“GNMA”), the Federal Housing Administration (“FHA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). In addition to securities issued or guaranteed by such agencies or instrumentalities, the Fund may invest in MBS or other asset-backed securities issued or guaranteed by private issuers. The MBS in which the Fund may invest may also include residential mortgage-backed securities (“RMBS”), collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”). The asset-backed securities in which the Fund may invest include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), commercial real estate CDOs (“CRE CDOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

With respect to bank loans, the Fund may purchase participations in, or assignments of, floating rate bank loans that may be secured by real estate or other assets. These participations may be interests in, or assignments of, the loan and may be acquired from banks or brokers that have made the loan or members of the lending syndicate.

To enhance the Fund’s debt exposure, to hedge against investment risk, or to increase the Fund’s yield, at the discretion of the Investment Manager, the direct debt strategy may be combined with a derivative strategy. This strategy could include foreign exchange forward contracts, futures on securities, indices, currencies and other investments; options; interest rate swaps, cross-currency swaps, total return swaps; and credit default swaps. The Fund may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. These transactions may also create economic leverage in the Fund. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs, “To Be Announced” (“TBA”) transactions and/or dollar rolls). In a TBA transaction, a seller agrees to deliver a mortgage-backed security to the Fund at a future date, but the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. The Fund may also engage in securities lending.

The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and borrowing transactions (principally lines of credit) for investment purposes.

The Fund’s Investment Manager uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each security (including the security’s structure), issuer, region and sector. The Investment Manager also considers macroeconomic outlook and geopolitical issues.

The Investment Manager may determine to sell a security for several reasons including, the following: (1) to adjust the portfolio’s average maturity, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed or for other credit reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Fund does not intend to principally invest in defaulted securities, but if a security defaults subsequent to purchase by the Fund, the Investment Manager will determine in its discretion whether to hold or dispose of such security. Under adverse market conditions (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments), the Fund can make temporary defensive investments and may not be able to pursue its objective.

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Description of Principal Risks of the Funds

Asset-Backed and Mortgage-Backed Securities Risk—The Funds may invest in asset-backed securities, including mortgage-backed securities and structured investment vehicles (“SIVs”), which are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. The Funds will receive payments that are part interest and part return of principal. These payments may be dependent upon the cash flows generated by the underlying assets and may vary based on the rate at which borrowers pay off their loans. When a borrower, such as a homeowner with respect to mortgage-backed securities, makes a prepayment, the Funds receive a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. An underlying pool of assets, principally automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables may back asset-backed securities in which the Funds may invest. The Funds may invest in these and other types of asset-backed securities that may be developed in the future. The pool provides the interest and principal payments to investors. Asset-backed securities may provide the Funds with a less effective security interest in the related collateral than do mortgage-related securities, and thus it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these securities. Some mortgage-backed securities and SIVs may be leveraged or have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

Home mortgage loans are typically grouped together into “pools” by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations – familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac.” Mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile.

The underlying assets (i.e., loans) are subject to prepayments, which can shorten the securities’ weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty. These securities are subject to high degrees of credit, valuation and liquidity risks.

Collateralized Debt Obligations—A collateralized debt obligation (“CDO”) is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. CDOs issue classes or “tranches” that vary in risk and yield, and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. A collateralized bond obligation (“CBO”) is a type of CDO collateralized by a pool of bonds. A collateralized loan obligation (“CLO”) is a CDO collateralized by a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. The risks of CDOs depend largely on the type of the underlying collateral and the tranche of CDOs in which the Funds invest. In addition, CDOs carry risks including interest rate risk, credit risks and default risk.

Certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks of derivative instruments described below under “Derivatives Risk.”

Conflicts of Interest—The investment activities of the Investment Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage a Fund and its shareholders. The Investment Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Funds. That may result in another fund or account holding investment positions that are adverse to a Fund’s investment strategies or activities. Other funds or accounts advised by the Investment Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of a Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as a Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of a Fund and, as a result, the value of securities held by a Fund or a Fund’s investment strategies may be adversely affected. A Fund’s investment performance will usually differ from the performance of other accounts advised by the Investment Manager or its affiliates and a Fund may experience losses during periods in which other accounts they advise achieve gains.

Convertible Securities Risk—Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more

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years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on a Fund’s ability to achieve its investment objective.

“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Counterparty Credit Risk—The Funds may invest in financial instruments and OTC-traded derivatives (including equity index swap agreements) involving counterparties for the purpose of gaining exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The Funds will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments, a Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to a Fund, such Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in such Fund will decrease.

To the extent a Fund’s financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

Credit Risk—It is possible that some issuers of fixed-income securities will not make payments on debt securities held by a Fund, or there could be defaults on repurchase agreements held by a Fund. This risk may be especially acute with respect to high yield securities (i.e., “junk bonds”). Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the credit quality rating of a security can affect its liquidity and make it more difficult for a Fund to sell. Any applicable limitation on the credit quality of a security in which a Fund may invest is applied at the time the Fund purchases the security.

Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. See Appendix A of the Statement of Additional Information for a more complete discussion of the meaning of the different credit quality ratings.

Investment grade securities are fixed-income securities that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default), or which, if unrated, have been determined by the Investment Manager to be of comparable quality. Investment grade securities are designated “BBB”, “A”, “AA” or “AAA” category by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc., Dominion Bond Rating Service Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., and “Baa”, “A”, “Aa” or “Aaa” category by Moody’s Investors Service, or an equivalent rating by any other nationally recognized statistical rating organization, or have been determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same security, a Fund will use the higher rating for purposes of determining the security’s credit quality. The Investment Manager’s credit analysis includes looking at factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and market conditions, and global market conditions.

The bank loans and corporate debt securities in which the Funds may invest are generally rated lower than investment grade credit quality, e.g., rated lower than “Baa” category by Moody’s Investors Service (“Moody’s”) or “BBB” category by Standard & Poor’s Corporation (“S&P”), or have been issued by issuers who have issued other debt securities which, if rated, would be rated lower than investment grade credit quality. Bridge loans in which the Funds may invest are generally unrated although the borrowers and their loans typically would be rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Investment Manager and not on rating agency evaluations. This analysis may be difficult to perform. Information about a syndicated bank loan and its issuer generally is not available in the public domain.

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Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws and generally little public information exists about these companies. Generally, however, issuers are required to provide financial information to lenders, and information may be available from other syndicated bank loan participants or agents that originate or administer syndicated bank loans.

Currency Risk—The Funds’ indirect and direct exposure to foreign currencies subjects the Funds to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Funds. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

Derivatives Risk—The Funds may invest a percentage of its assets in derivatives, such as swaps, futures contracts and options contracts and other instruments described in the Funds’ principal investment strategies, to pursue the investment objectives and to create economic leverage in the Funds, to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to change the effective duration of the Funds’ portfolios, to manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. The use of such derivatives may expose a Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or a Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. The use of such derivatives may also expose a Fund to the performance of securities that the Fund does not own. The skills necessary to successfully execute derivative strategies may be different from those for more traditional portfolio management techniques, and if the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause a Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause a Fund to realize higher amounts of short-term capital gains than if a Fund had not engaged in such transactions. The markets for certain derivative instruments, and those located in foreign countries, are relatively new and still developing, which may expose a Fund to increased counterparty and liquidity risk. Certain risks also are specific to the derivatives in which a Fund invests.

Swap Agreements Risk—Swap agreements are contracts entered into primarily by institutional investors for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. A Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities, which is speculative, or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks.

Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Investment Manager will continue to monitor developments in this area, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements.

Futures Contracts Risk—Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date or cash settlement (payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase the volatility of a Fund’s NAV. Exchanges can limit the number of options that can be held or controlled by a Fund or the Investment Manager, thus limiting the ability to implement the fund strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.

Options Contracts Risk—The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put

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option) the underlying instrument. Options are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Options are subject to correlation risks. The writing and purchase of options is a highly specialized activity as the successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of futures options that can be held or controlled by a Fund or the Investment Manager, thus limiting the ability to implement the fund strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, a Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may also purchase or sell call and put options on a “covered” basis. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by a Fund’s custodian). As a seller of covered call options, a Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life.

Hybrid Securities—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency or securities index, or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

Dollar Roll Transaction Risk—The Funds may enter into dollar roll transactions, in which a Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security (but not the same security) for settlement at a later date. A Fund gives up the principal and interest payments on the security, but may invest the sale proceeds, during the “roll period.” When a Fund enters into a dollar roll, any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of a Fund’s assets, and therefore, a Fund’s net asset value. As a result, dollar roll transactions may sometimes be considered to be the practical equivalent of borrowing and constitute a form of leverage. Dollar rolls also involve the risk that the market value of the securities a Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that a Fund’s counterparty becomes insolvent, such Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce such Fund’s obligation to purchase the substantially similar securities.

Emerging Markets Risk—The Funds may invest in securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in securities in developed countries. These risks include: (1) less social, political and economic stability; (2) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (3) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; (5) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; and (6) lower levels of government regulation and less extensive accounting, financial and other reporting requirements. Sovereign debt of emerging countries may be in default or present a greater risk of default.

Equity Securities Risk—Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The Funds may lose a substantial part, or even all, of its investment in a company’s stock. Growth stocks may be more volatile than value stocks.

A Fund’s investment in securities offered through initial public offerings (IPOs) may have a magnified performance impact, either positive or negative, on a Fund and particularly those with a small asset base. There is no guarantee that as a Fund’s assets grow, they will continue to experience substantially similar performance by investing in IPOs. A Fund’s investments in IPOs may make it subject to more erratic price movements than the overall equity market.

Foreign Securities Risk—Investing in foreign investments, including investing in foreign securities through ADRs and GDRs, involves certain special risks, including, but not limited to: (1) unfavorable changes in currency exchange rates; (2) adverse political and economic developments; (3) unreliable or untimely information; (4) limited legal recourse; (5) limited markets; (6) higher operational expenses; and (7) illiquidity. These risks may even be higher in underdeveloped or emerging markets. The Funds consider a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.

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Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign fixed-income securities may also be negatively affected by rising interest rates which may cause an increase in funding costs for foreign issuers and make it more difficult for them to service their debt. Rising interest rates, in addition to widening credit spreads, may cause a decline in market liquidity. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the Funds may at times be unable to sell its foreign investments at desirable prices. For the same reason, the Funds may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Funds.

High Yield and Unrated Securities Risk—High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds. High yield securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Investors Service, Inc. or “Ba” category or lower by Moody’s Investors Service or have been determined by an Investment Manager to be of comparable quality. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below investment grade or in default, or unrated securities determined to be of comparable quality) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments and may be subject to greater levels of credit risk and liquidity risk. Successful investment in lower-medium and lower-rated debt securities involves greater investment risk and is highly dependent on the Investment Manager’s credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds.

Insurance Risk—Certain municipal securities may be insured by an insurer. Adverse developments affecting a particular insurer or, more generally, banks and financial institutions could have a negative effect on the value of a Fund’s holdings. For example, rating agency downgrades of an insurer, or other events in the credit markets that may affect the insured municipal bond market as a whole, may adversely affect the value of the insured municipal bonds held by a Fund. While insurance may reduce the credit risk of a municipal security, it does not protect against fluctuations in the value of a Fund’s shares caused by market changes. It is also important to note that, although insurance may increase the credit safety of investments held by a Fund, it decreases a Fund’s yield as such Fund may pay for the insurance directly or indirectly.

Interest Rate Risk—Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of a Fund’s securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in a Fund, the more a Fund’s share price will fluctuate in response to interest rate changes. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Investors should note that interest rates currently are at, or near, historic lows, but will ultimately increase, with unpredictable effects on the markets and a Fund’s investments.

Securities with floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Changing Fixed Income Market Conditions—Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and

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share price to decline. A Fund that invests in derivatives tied to fixed income markets may be more substantially exposed to these risks than a Fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, a Fund may experience increased portfolio turnover, which will increase the costs that a Fund incurs and may lower a Fund’s performance. The liquidity levels of a Fund’s portfolios may also be affected.

Investments by Investing Funds and Other Large Shareholders—Shares of the Funds are offered as an investment to certain other funds in the Family of Funds, as defined on page 21 of this Prospectus, (the “Investing Funds”). From time to time, the Investing Funds may invest significant portions of their assets in shares of the Funds, and may own a significant amount of the Funds’ outstanding shares. The Investing Funds may also use an asset allocation strategies under which they may increase or reduce the amount of their investments in the Funds frequently, and may do so on a daily basis during volatile market conditions. When the size of those purchases and redemptions of the Funds’ shares are significant relative to the size of the Funds’ assets, the Funds can be required to purchase or sell a large portion of their portfolio securities, increasing its transaction costs and possibly reducing its performance.

Investment in Loans Risk—Loans, such as syndicated bank loans, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans and unfunded commitments, may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligation of the borrower. A Fund could also have its interest subordinated to other indebtedness of the obligor. As a result, a loan may not be fully collateralized and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled.

Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fact as interest rates in general.

Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality), involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Debt securities rated below BBB category by S&P or Baa category by Moody’s are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which the Funds may invest will be relatively illiquid. Certain loans may be subject to restrictions on resale or assignment. The Funds may have difficulty in disposing of loans in a timely fashion, which could result in losses to the Funds.

Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and other types of acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.

The Funds value assets daily. However, because the secondary market for loans is limited, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

The Funds may be in possession of material non-public information about a borrower as a result of ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Funds might be unable to trade securities of such a transaction in a security of such a borrower when it would otherwise be advantageous to do so and, as such, could incur a loss.

Leverage Risk—The use of derivatives, reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of the Funds. Leveraging may cause a Fund to be more volatile than if it had not been leveraged. To mitigate leveraging risk and otherwise comply with regulatory requirements, a Fund must segregate or earmark liquid assets to meet its obligations under, or otherwise covers, the transactions that may give rise to this risk. Applicable law limits the Funds from borrowing in an amount greater than 33 1/3% of its total assets.

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The Funds are permitted to borrow money for certain purposes. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased.

Liquidity and Valuation Risk—In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established liquid market for instruments in which the Funds may invest, or there is a reduced number or capacity of traditional “market makers” with respect to fixed income securities, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in a Fund’s portfolio, the ability of a Fund to assign an accurate daily value to these investments may be difficult and the Investment Manager may be required to fair value the investments. These risks may be magnified in a rising interest rate environment. This risk may increase during an unusually high volume of redemption requests by even a few large investors or unusual market conditions.

The capacity of traditional bond market makers has not kept pace with the consistent growth in the bond markets over the past three decades, which has led to reduced levels in the capacity of these market makers to engage in fixed income trading and, as a result, dealer inventories of corporate bonds are at or near historic lows relative to market size. Market makers tend to provide stability and liquidity to fixed income markets through their intermediary services, and their reduced capacity and number could lead to decreased liquidity and increased volatility in the fixed income markets.

Management Risk—The Funds are subject to management risk because it is an actively managed investment portfolio, which means that investment decisions are made based on investment views. The Investment Manager and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to an Investment Manager and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. Furthermore, active trading that can accompany active management will increase the costs the Funds incur because of higher brokerage charges or markup charges, which are passed on to shareholders of the Funds and, as a result, may lower the Funds’ performance.

Market Risk—Most securities fluctuate in price, and equity prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions. Volatility of financial markets can expose the Funds to greater market risk, possibly resulting in greater liquidity risk. Moreover, changing economic, political or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by the Funds in a different country or geographic region due to increasingly interconnected global economies and financial markets. These market conditions also may lead to increased regulation of the Funds and the instruments in which the Funds may invest, which may, in turn, affect the Funds’ ability to pursue their investment objective and the Funds’ performance.

Municipal Securities Risk—A Fund’s holdings of municipal securities will be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers. Income from municipal bonds held by a Fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipal issuer. In addition, a portion of a Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the federal alternative minimum tax. To the extent that a Fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Also, municipal securities backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of taxation supporting the project or assets or the inability to collect enough revenue. Because many municipal securities are issued to finance similar projects (especially those relating to education, health care, utilities and transportation), conditions in those sectors can affect the overall municipal market, including proposed federal, state or local legislation involving the financing of, or declining markets or needs for, such projects. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. For example, health care can be hurt by rising expenses, dependency on third party reimbursements, legislative changes and reductions in government spending; electric utilities are subject to governmental rate regulation; and private activity bonds rely on project revenues and the creditworthiness of the corporate user as opposed to governmental support. Municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by current budgetary constraints of the federal government. Other national governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, changes in the economic and fiscal condition of an individual municipal issuer can affect the overall municipal market, and market conditions may directly impact the liquidity, marketability and valuation of municipal securities. Also, information related to municipal securities and their risks may be provided by the municipality itself, which may not always be accurate. Investments in municipal securities can be subject to credit, interest rate, prepayment and liquidity risks and can be more volatile than other investments.

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Preferred Securities Risk—Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Preferred stock is a special equity security that has properties of both an equity and a debt instrument and is generally considered a hybrid instrument. Preferred stock is senior to common stock, but is subordinate to bonds in terms of claims or rights to their share of the assets of the company.

Prepayment Risk—The issuers of securities held by the Funds may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline and may offer a greater potential for income loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Most floating rate loans (such as syndicated bank loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

Redemption Risk—The Funds may need to sell portfolio securities to meet redemption requests. The Funds could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of a Fund’s shares, (ii) a disruption in the normal operation of the markets in which each Fund buys and sells portfolio securities or (iii) the inability of a Fund to sell portfolio securities because such securities are illiquid. In such events, a Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. A Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

Real Estate Securities Risk—The Funds may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. These risks include: losses from casualty or condemnation, and changes in local and general economic conditions, changes in real estate values and rental income, interest rates, zoning laws, regulatory limitations on rents, property taxes, operating expenses, overbuilding, extended vacancies of properties, and the management skill and credit worthiness of the issuer. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns. The value of a REIT can depend on the structure of and cash flow generated by the REIT, and may invest in a limited number of properties, a narrow geographic area, or a single type of property, which may increase the risk that the Funds could be unfavorably affected by the poor performance of a single investment or investment type.

Because REITs are pooled investment vehicles that have expenses of their own, the Funds will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. REITs are also subject to unique tax requirements which, if not met, could adversely affect dividend payments. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Regulatory and Legal Risk—U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Funds, the strategies used by the Funds or the level of regulation or taxation applying to the Funds (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Funds, as well as the way investments in, and shareholders of, the Funds are taxed.

Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to a Fund or, in the case of a reverse repurchase agreement, the securities sold by a Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by a Fund exceeds the repurchase price payable by a Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When a Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of a Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of a Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If a Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower a Fund’s yield and the amount of exempt-interest dividends that may be paid by a Fund.

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Restricted Securities Risk—Restricted securities cannot be sold to the public without registration under the 1933 Act. Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and, therefore, are subject to the Funds’ limitation on illiquid securities.

Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. The Funds may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Funds, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances.

Investing in Rule 144A Securities and other restricted and non-registered securities (such as privately placed securities purchased through transactions complying with the requirements in Regulation D or S) could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

Securities Lending Risk—Securities lending involves the lending of portfolio securities owned by a Fund to qualified borrowers, including broker-dealers and financial institutions. Therefore, loans of securities involve the risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a Fund. In addition, in the event of bankruptcy of the borrower, a Fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the fund’s lending agent. When lending portfolio securities, a Fund initially will require the borrower to provide the Fund with collateral, most commonly cash, which the Fund will invest. Although the Fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower.

Special Situation Investments/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value. While offering an opportunity for capital appreciation, these investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full. Such investments can be very difficult to properly value, making them susceptible to a high degree of price volatility and potentially rendering them less liquid than performing debt obligations. In addition, certain of these investments may be involved in bankruptcy proceedings which subject such an investment to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement. Such investments may also include debtor-in-possession financing, sub-performing real estate loans and mortgages, privately placed senior, mezzanine, subordinated and junior debt, letters of credit, trade claims, convertible bonds, and preferred and common stocks.

Tax Risk—The Funds must derive at least 90% of its gross income from qualifying sources in order to qualify for favorable tax treatment as a RIC. This requirement will limit the ability of the Funds to invest in commodities, derivatives on commodities, or other items that could result in nonqualifying income. Although the IRS has issued numerous favorable private letter rulings concluding that income from commodity-linked notes is qualifying income for purposes of the 90% qualifying gross income test applicable to RICs, such rulings can be relied on only by the taxpayers to whom they are issued. Moreover, the IRS currently is reconsidering whether and how a RIC should be permitted to gain indirect commodity exposure. Future IRS guidance, or possibly legislation, could further limit the ability of a RIC to gain commodity exposure.

To-Be-Announced (“TBA”) Transactions Risk—A Fund may enter into “To Be Announced” (“TBA”) purchase commitments to purchase or sell mortgage-backed securities for a fixed price at a future date. However, the selling counterparty does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. In addition, the counterparty may not deliver the security as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to the settlement date.

U.S. Government Securities Risk—Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States.; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities);

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or (v) the United States in some other way. In some cases, there may even be the risk of default. For certain agency issued securities, there is no guarantee the U.S. government will support the agency if it is unable to meet its obligations. Further, the U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities and, as a result, the value of such securities will fluctuate and are subject to investment risks.

When Issued, Forward Commitment and Delayed-Delivery Transactions Risk—When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When the Funds have sold a security pursuant to one of these transactions, the Funds do not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Funds could miss a favorable price or yield opportunity or suffer a loss.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ underlying portfolio securities is available in the Funds’ Statement of Additional Information.

Investment Manager

Guggenheim Partners Investment Management, LLC (“Guggenheim Partners” or the “Investment Manager”), located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, is the investment manager to the Fund. On September 30, 2013, the aggregate assets under the investment management of Guggenheim Partners were approximately $119.0 billion.

The Investment Manager makes investment decisions for the assets of the Funds and continuously reviews, supervises and administers the Funds’ investment program.

Management Fees

Pursuant to each Fund’s management contract with the Investment Manager, the Funds do not pay the Investment Manager an advisory fee in return for providing investment advisory services.

A discussion regarding the basis for the Board approving the investment advisory contract for the Funds will be available in the Funds’ next report to shareholders.

Portfolio Managers

The Portfolio Managers of the Investment Manager oversee the day-to-day operations of the Funds. The Portfolio Managers of the Funds are as follows:

Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer of Guggenheim Partners. Ms. Walsh is also portfolio manager for the Guggenheim Build America Bonds Managed Duration Trust, an SEC registered closed-end fund. Ms. Walsh joined Guggenheim Partners (or its affiliate or predecessor) in 2007. Prior to joining Guggenheim Partners, she was Senior Vice President and the Chief Investment Officer for Reinsurance Group of America, where she was employed from 2000 to 2007. Ms. Walsh received her B.S.B.A. and M.B.A. from Auburn University and her J.D. from the University of Miami School of Law.

James W. Michal, Managing Director & Portfolio Manager of Guggenheim Partners. Mr. Michal joined Guggenheim Partners (or its affiliate or predecessor) in 2008. He is dedicated to portfolio management for Guggenheim’s Total Return mandates. Mr. Michal is responsible for implementing macro and micro investment themes of the Chief Investment Officers, coordinating with sector heads and traders to determine credit trends and relative value, and for the day-to-day risk monitoring of the assets. Prior to joining Guggenheim Partners, he was an Associate in Wachovia’s structured finance division. He focused on origination, marketing, structuring and execution of collateralized loan obligations for two years. Mr. Michal successfully contributed to a total of 11 completed transactions raising approximately $4.3 billion of capital. Prior to his time in structured credit products, he was an analyst in Wachovia’s corporate credit division focusing on portfolio management and loan syndications. Over two years, Mr. Michal underwrote a total of 12 syndicated transactions and managed the loan portfolio risk in the Integrated Electric Utility, Midstream Pipeline and Propane sectors. Mr. Michal earned a BSBA in Finance and International Business from Georgetown University.

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Steven H. Brown, Vice President & Portfolio Manager of Guggenheim Partners. Mr. Brown joined Guggenheim Partners in 2010 in the non-mortgage asset backed securities group. His responsibilities included trading, sourcing and evaluating investment opportunities, and monitoring existing credits. In 2012 Mr. Brown transitioned to portfolio management to assist with single and multi-sector total return mandates. Prior to joining Guggenheim Partners, Mr. Brown held roles within treasury services and structured products at ABN AMRO and Bank of America in Chicago and London. Mr. Brown earned a BS in Finance from Indiana University’s Kelley School of Business. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Sub-Adviser

Although the Funds are not currently sub-advised, the Investment Manager and the Funds have received from the U.S. Securities and Exchange Commission an exemptive order for a multi manager structure that allows the Investment Manager to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Funds’ Board of Trustees, but without shareholder approval. If a new unaffiliated sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Investment Manager would provide the following oversight and evaluation services if a Funds use a sub-adviser:

•	Performing initial due diligence on prospective sub-advisers for the Fund;

•	Monitoring the performance of the sub-advisers;

•	Communicating performance expectations to the sub-advisers; and

•	Ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.

The Investment Manager does not expect to recommend frequent changes of sub advisers. Although the Investment Manager will monitor the performance of the sub-advisers, there is no certainty that any sub adviser or a Fund will obtain favorable results at any given time.

Determination of Net Asset Value

The price at which you buy, sell and exchange shares is the net asset value per share (plus any applicable front-end sales charge), which also is known as NAV. Each Fund calculates its NAV by:

•	Taking the current market value of its total assets;

•	Subtracting any liabilities; and

•	Dividing that amount by the total number of shares owned by shareholders.

Each Fund calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE closes early—such as on days in advance of holidays generally observed by the NYSE—the Fund will calculate its NAV as of the earlier closing time. For more information, please call 800.820.0888.

When calculating the NAV, each Fund will value the portfolio securities and assets of the Fund for which market quotations are readily available at the current market price of those securities and assets. With respect to portfolio securities and assets of the Fund for which market quotations are not readily available, or which cannot be accurately valued with the established pricing procedures, the Fund will fair value those securities and assets.

Securities traded on a domestic securities exchange (including ETFs) are usually valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used.

Debt securities with a remaining maturity greater than 60 days will usually be valued based on independent pricing services. Commercial paper and discount notes with a remaining maturity of 60 days or less may be valued at amortized cost.

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With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which the Funds may invest, the Funds generally value the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the mutual fund will use fair value pricing and the effects of fair value pricing.

For foreign securities and other assets that are priced in a currency other than U.S. dollars, the Funds will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares.

If market prices are unavailable or the Investment Manager thinks that they are unreliable or a significant event has occurred, the Investment Manager prices those securities at fair value as determined in good faith using methods approved by the Board. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation. The Investment Manager may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which each Fund calculates its NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Funds’ holdings can be found in the SAI.

Purchase of Fund Shares

Each Fund offers its shares to other investment companies and accounts managed by the Investment Manager or an affiliate and to investment companies and accounts managed by unaffiliated investment managers. Shares of the Funds are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Investments in the Funds may be made only by certain institutional investors, including investment companies, common or commingled trust funds or other organizations, entities or investors that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Shares of the Fund are offered to other funds in the Guggenheim Family of Funds, as defined on page 21 of this Prospectus. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any shares of the Funds within the meaning of the 1933 Act.

The price to buy one share of the Fund is its NAV. An investment in the Fund may be made without a sales load.

Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the NAV per share next determined after receipt and acceptance of the order in proper form by the Transfer Agent, generally as of the close of the NYSE on that day. To receive the same day NAV, purchase orders must be received by the Transfer Agent by close of the NYSE, usually 4:00. Any purchase transaction that is sent to the Transfer Agent does not constitute a purchase order until the Transfer Agent processes the transaction and receives correct payment by check, wire transfer or ACH.

Redemption of Fund Shares

Each Fund redeems its shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the Fund’s next determined NAV calculated after your redemption order is received in good order by the Transfer Agent. To receive the same day NAV, redemption orders must be received by the Transfer Agent by the close of the NYSE, usually 4:00.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price (additional information regarding redemptions in kind is available in the Funds’ SAI). If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

Frequent Purchases and Redemption of Fund Shares

The Funds are designed and operated to accommodate frequent trading by large shareholders (including mutual funds) and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transaction fees. The Funds’ Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. The Funds anticipate these investors may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact the Funds’ ability to achieve their respective investment objectives.

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Dividends and Taxes

The Funds declare dividends from investment income daily. The Funds pay shareholder dividends from net investment income monthly and distributes any net capital gains realized at least annually. Your dividends and distributions will be reinvested in the Funds, unless you instruct the Investment Manager otherwise. There are no fees or sales charges on reinvestments.

TAX ON DISTRIBUTIONS

Fund dividends and distributions are taxable to shareholders, unless your investment is in an IRA or other tax-advantaged retirement account, whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December but pays it in January, you may be taxed on that dividend or distribution as if you received it in the calendar year in which the dividend or distribution is declared.

Tax-deferred retirement accounts generally do not generate a tax liability unless you are taking a distribution or making a withdrawal.

A Fund has “short-term capital gains” when it sells assets within one year after buying them. Your share of the Fund’s net short-term capital gains will be taxed at ordinary income rates. A Fund has “long-term capital gains” when it sells assets that it has owned for more than one year. Distributions designated by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.

Each Fund will mail you information concerning the tax status of the distributions for each calendar year early the following year.

TAXES ON SALES, REDEMPTIONS OR EXCHANGES

You may be taxed on any sale, redemption or exchange of Fund shares. Generally, gain or loss realized upon the sale, redemption or exchange of Fund shares will be capital gain or loss if you hold the shares as capital assets and will be taxable as long-term capital gain or loss if you held the shares for more than one year, or as short-term capital gain or loss if you held the shares for one year or less, at the time of the sale, redemption or exchange.

If your tax basis in your shares exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

MEDICARE TAX

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

BACK-UP WITHHOLDING

The Fund may be required to withhold federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications or if you have been notified by the Internal Revenue Service that you are subject to back-up withholding. Back-up withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.

You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the SAI for additional tax information.

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For More Information

By Telephone—Call 800.820.0888.

By Mail—Write to:

Guggenheim Investments

805 King Farm Blvd., Suite 600

Rockville, MD 20850

On the Internet—Reports and other information about the Funds can be viewed online at:

SEC: The EDGAR Database at http://www.sec.gov

Additional information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

Annual/Semi-Annual Report—Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information—The Funds’ Statement of Additional Information and the Funds’ annual or semi-annual reports will be available, without charge upon request by calling the Funds’ toll-free telephone number 1-800-820-0888. Shareholder inquiries should be addressed to Guggenheim Investments, 805 King Farm Boulevard., Suite 600, Rockville, Maryland 20850, or by calling the Funds’ toll-free telephone number listed above. The Funds’ Statement of Additional Information is incorporated into this prospectus by reference.

The Funds’ Investment Company Act file number is listed below:

Guggenheim Strategy Funds Trust	811-22946

•	Guggenheim Strategy Fund I

•	Guggenheim Strategy Fund II

•	Guggenheim Strategy Fund III

Family of Funds, for disclosure purposes in this Prospectus, include—series of Guggenheim Funds Trust, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and SBL Fund.

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805 KING FARM BOULEVARD, SUITE 600

ROCKVILLE, MARYLAND 20850

800 820 0888

WWW.GUGGENHEIMINVESTMENTS.COM

CASHPRO-0314x0315

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Guggenheim Strategy Funds	March 11, 2014

Guggenheim Strategy Funds Prospectus

Fund Name
Guggenheim Variable Insurance Strategy Fund III

The Trust has filed this Registration Statement pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Beneficial interests in the Fund (“Interests”) are not being, and are not expected to be, registered under the Securities Act of 1933, as amended (the “1933 Act”), since such interests will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Shares of the Fund may only be purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts (“Separate Accounts”), and by other funds in the Guggenheim Family of Funds (as defined on page 17 of this Prospectus) whose shares are solely offered to Separate Accounts. This Registration Statement is not an offer to sell, or the solicitation of an offer to buy, any Interests in the Fund.

guggenheiminvestments.com

Guggenheim Variable Insurance Strategy Fund III

INVESTMENT ADVISER

Guggenheim Partners Investment Management, LLC, d/b/a/ Guggenheim Investments (the “Investment Manager”), serves as the investment manager of the Fund.

PORTFOLIO MANAGERS

Anne B. Walsh, James W. Michal and Steven H. Brown are primarily responsible for the day-to-day management of the Fund. They hold the titles of Senior Managing Director & Assistant Chief Investment Officer; Managing Director & Portfolio Manager; and Vice President & Portfolio Manager, respectively, with the Investment Manager. Anne B. Walsh, James W. Michal and Steven H. Brown have managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are restricted securities and are issued only in private placement transactions in accordance with Regulation D or other applicable exemptions under the 1933 Act. This Prospectus does not constitute an offer to sell, or the solicitation of any offer to buy, any “security” to the public within the meaning of the 1933 Act.

Shares of the Fund may only be purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts (i.e., Separate Accounts), and by other funds in the Guggenheim Family of Funds (as defined on page 17 of this Prospectus) whose shares are solely offered to Separate Accounts.

Shares of the Fund may be purchased at the relevant net asset value (“NAV”) without a sales charge or other fee. Shares of the Fund may be purchased, redeemed or exchanged on any day the New York Stock Exchange is open for business.

The Fund has no minimum initial investment requirement.

TAX INFORMATION

Shares of the Fund will be owned directly or indirectly (through other funds in the Guggenheim Family of Funds) by insurance companies offering the variable annuity or variable life insurance contract. Please see the prospectus for the variable annuity or variable life insurance contract for information regarding the federal income tax treatment of the insurance contract.

INVESTMENT OBJECTIVE

The Guggenheim Variable Insurance Strategy Fund III seeks a high level of income consistent with the preservation of capital. There is no guarantee that the Fund will achieve this objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to pursue its investment objective by investing in a diversified portfolio of debt securities, financial instruments that should perform similarly to debt securities and investment vehicles that provide exposure to debt securities, and debt-like securities, including individual securities, investment vehicles and derivatives giving exposure (i.e., economic characteristics similar) to fixed-income markets. The average duration of the Fund will vary based on the Investment Manager’s forecast for interest rates and will normally not exceed one year. Debt securities and instruments that the Fund could invest in may include, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), mortgage-backed and asset-backed securities, repurchase agreements, participations in and assignments of bank and bridge loans, commercial paper (including asset-backed commercial paper), zero-coupon bonds, municipal bonds, payment-in-kind securities (such as payment-in-kind bonds), convertible fixed-income securities, non-registered or restricted securities (including those issued in reliance on Rule 144A and Regulation S securities) and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest.

While the Fund will principally invest in debt securities listed, traded or dealt in developed markets, it may also invest without limitation in securities listed, traded or dealt in other countries. Such securities may be denominated in foreign currencies. The Fund may also invest in preferred stock, preferred debt and convertible securities.

The Fund may seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally affiliated and unaffiliated closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.

Up to 30% of the Fund’s total assets may be invested in securities that are rated below investment grade (also known as “high yield securities” or “junk bonds”), or if unrated, determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality.

The Fund may invest in repurchase agreements, which are fixed-income securities in the form of agreements backed by collateral. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of securities from the selling institution (such as a bank or a broker-dealer), coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future (or on demand). The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Such collateral may include U.S. government securities, corporate obligations, equity securities, municipal debt securities, asset- and mortgage-backed securities, convertible securities and other fixed income securities. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization (typically purchase price plus accrued interest).

With respect to mortgage-backed securities (“MBS”) and asset-backed securities, the Fund may invest in MBS issued or guaranteed by federal agencies and/or U.S. government sponsored instrumentalities, such as the Government National Mortgage Administration (“GNMA”), the Federal Housing Administration (“FHA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). In addition to securities issued or guaranteed by such agencies or instrumentalities, the Fund may invest in MBS or other asset-backed securities issued or guaranteed by private issuers. The MBS in which the Fund may invest may also include residential mortgage-backed securities (“RMBS”), collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”). The asset-backed securities in which the Fund may invest include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), commercial real estate CDOs (“CRE CDOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

With respect to bank loans, the Fund may purchase participations in, or assignments of, floating rate bank loans that may be secured by real estate or other assets. These participations may be interests in, or assignments of, the loan and may be acquired from banks or brokers that have made the loan or members of the lending syndicate.

To enhance the Fund’s debt exposure, to hedge against investment risk, or to increase the Fund’s yield, at the discretion of the Investment Manager, the direct debt strategy may be combined with a derivative strategy. This strategy could include foreign exchange forward contracts, futures on securities, indices, currencies and other investments; options; interest rate swaps, cross-currency swaps, total return swaps; and credit default swaps. The Fund may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. These transactions may also create economic leverage in the Fund. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs, “To Be Announced” (“TBA”) transactions and/or dollar rolls). In a TBA transaction, a seller agrees to deliver a mortgage-backed security to the Fund at a future date, but the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. The Fund may also engage in securities lending.

The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and borrowing transactions (principally lines of credit) for investment purposes.

The Fund’s Investment Manager, uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each security (including the security’s structure), issuer, region and sector. The Investment Manager also considers macroeconomic outlook and geopolitical issues.

The Investment Manager may determine to sell a security for several reasons including, the following: (1) to adjust the portfolio’s average maturity, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed or for other credit reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Fund does not intend to principally invest in defaulted securities, but if a security defaults subsequent to purchase by the Fund, the Investment Manager will determine in its discretion whether to hold or dispose of such security. Under adverse market conditions (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments), the Fund can make temporary defensive investments and may not be able to pursue its objective.

Description of Principal Risks of the Fund

Asset-Backed and Mortgage-Backed Securities Risk—The Fund may invest in asset-backed securities, including mortgage-backed securities and structured investment vehicles (“SIVs”), which are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. The Fund will receive payments that are part interest and part return of principal. These payments may be dependent upon the cash flows generated by the underlying assets and may vary based on the rate at which borrowers pay off their loans. When a borrower, such as a homeowner with respect to mortgage-backed securities, makes a prepayment, the Fund receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. An underlying pool of assets, principally automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables may back asset-backed securities in which the Fund may invest. The Fund may invest in these and other types of asset-backed securities that may be developed in the future. The pool provides the interest and principal payments to investors. Asset-backed securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities, and thus it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these securities. Some mortgage-backed securities and SIVs may be leveraged or have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

Home mortgage loans are typically grouped together into “pools” by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations – familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac.” Mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile.

The underlying assets (i.e., loans) are subject to prepayments, which can shorten the securities’ weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty. These securities are subject to high degrees of credit, valuation and liquidity risks.

Collateralized Debt Obligations—A collateralized debt obligation (“CDO”) is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. CDOs issue classes or “tranches” that vary in risk and yield, and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. A collateralized bond obligation (“CBO”) is a type of CDO collateralized by a pool of bonds. A collateralized loan obligation (“CLO”) is a CDO collateralized by a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. The risks of CDOs depend largely on the type of the underlying collateral and the tranche of CDOs in which the Fund invests. In addition, CDOs carry risks including interest rate risk, credit risks and default risk.

Certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks of derivative instruments described below under “Derivatives Risk.”

Conflicts of Interest—The investment activities of the Investment Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Investment Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund’s investment strategies or activities. Other funds or accounts advised by the Investment Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund’s investment strategies may be adversely affected. The Fund’s investment performance will usually differ from the performance of other accounts advised by the Investment Manager or its affiliates and the Fund may experience losses during periods in which other accounts they advise achieve gains.

Convertible Securities Risk—Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a

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stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Counterparty Credit Risk—The Fund may invest in financial instruments and OTC-traded derivatives (including equity index swap agreements) involving counterparties for the purpose of gaining exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments, the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Fund will decrease.

To the extent the Fund’s financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

Credit Risk—It is possible that some issuers of fixed-income securities will not make payments on debt securities held by the Fund, or there could be defaults on repurchase agreements held by the Fund. This risk may be especially acute with respect to high yield securities (i.e., “junk bonds”). Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the credit quality rating of a security can affect its liquidity and make it more difficult for the Fund to sell. Any applicable limitation on the credit quality of a security in which the Fund may invest is applied at the time the Fund purchases the security.

Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. See Appendix A of the Statement of Additional Information for a more complete discussion of the meaning of the different credit quality ratings. Investment grade securities are fixed-income securities that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default), or which, if unrated, have been determined by the Investment Manager to be of comparable quality. Investment grade securities are designated “BBB”, “A”, “AA” or “AAA” category by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc., Dominion Bond Rating Service Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., and “Baa”, “A”, “Aa” or “Aaa” category by Moody’s Investors Service, or an equivalent rating by any other nationally recognized statistical rating organization, or have been determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality.

The Investment Manager’s credit analysis includes looking at factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and market conditions, and global market conditions.

The bank loans and corporate debt securities in which the Fund may invest are generally rated lower than investment grade credit quality, e.g., rated lower than “Baa” category by Moody’s Investors Service (“Moody’s”) or “BBB” category by Standard & Poor’s Corporation (“S&P”), or have been issued by issuers who have issued other debt securities which, if rated, would be rated lower than investment grade credit quality. Bridge loans in which the Fund may invest are generally unrated although the borrowers and their loans typically would be rated below investment grade. Investment decisions will be based largely on

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the credit risk analysis performed by the Investment Manager and not on rating agency evaluations. This analysis may be difficult to perform. Information about a syndicated bank loan and its issuer generally is not available in the public domain. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws and generally little public information exists about these companies. Generally, however, issuers are required to provide financial information to lenders, and information may be available from other syndicated bank loan participants or agents that originate or administer syndicated bank loans.

Currency Risk—The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

Derivatives Risk—The Fund may invest a percentage of its assets in derivatives, such as swaps, futures contracts and options contracts and other instruments described in the Fund’s principal investment strategies, to pursue the investment objectives and to create economic leverage in the Fund, to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to change the effective duration of the Fund’s portfolios, to manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. The use of such derivatives may expose the Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. The use of such derivatives may also expose the Fund to the performance of securities that the Fund does not own. The skills necessary to successfully execute derivative strategies may be different from those for more traditional portfolio management techniques, and if the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause the Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. The markets for certain derivative instruments, and those located in foreign countries, are relatively new and still developing, which may expose the Fund to increased counterparty and liquidity risk. Certain risks also are specific to the derivatives in which the Fund invests.

Swap Agreements Risk—Swap agreements are contracts entered into primarily by institutional investors for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities, which is speculative, or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks.

Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Investment Manager will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

Futures Contracts Risk—Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date or cash settlement (payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Exchanges can limit the number of options that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the fund strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.

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Options Contracts Risk—The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Options are subject to correlation risks. The writing and purchase of options is a highly specialized activity as the successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of futures options that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the fund strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may also purchase or sell call and put options on a “covered” basis. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life.

Hybrid Securities—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency or securities index, or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security (but not the same security) for settlement at a later date. The Fund gives up the principal and interest payments on the security, but may invest the sale proceeds, during the “roll period.” When the Fund enters into a dollar roll, any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Fund’s assets, and therefore, the Fund’s net asset value. As a result, dollar roll transactions may sometimes be considered to be the practical equivalent of borrowing and constitute a form of leverage. Dollar rolls also involve the risk that the market value of the securities the Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that the Fund’s counterparty becomes insolvent, the Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Fund’s obligation to purchase the substantially similar securities.

Emerging Markets Risk—The Fund may invest in securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in securities in developed countries. These risks include: (1) less social, political and economic stability; (2) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (3) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; (5) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; and (6) lower levels of government regulation and less extensive accounting, financial and other reporting requirements. Sovereign debt of emerging countries may be in default or present a greater risk of default.

Equity Securities Risk—Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The Fund may lose a substantial part, or even all, of its investment in a company’s stock. Growth stocks may be more volatile than value stocks.

The Fund’s investment in securities offered through initial public offerings (IPOs) may have a magnified performance impact, either positive or negative, on the Fund and particularly those with a small asset base. There is no guarantee that as the Fund’s assets grow, they will continue to experience substantially similar performance by investing in IPOs. The Fund’s investments in IPOs may make it subject to more erratic price movements than the overall equity market.

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Foreign Securities Risk—Investing in foreign investments, including investing in foreign securities through ADRs and GDRs, involves certain special risks, including, but not limited to: (1) unfavorable changes in currency exchange rates; (2) adverse political and economic developments; (3) unreliable or untimely information; (4) limited legal recourse; (5) limited markets; (6) higher operational expenses; and (7) illiquidity. These risks may even be higher in underdeveloped or emerging markets. The Fund considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign fixed-income securities may also be negatively affected by rising interest rates which may cause an increase in funding costs for foreign issuers and make it more difficult for them to service their debt. Rising interest rates, in addition to widening credit spreads, may cause a decline in market liquidity. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, the Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Fund.

High Yield and Unrated Securities Risk—High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” High yield securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Investors Service, Inc. or “Ba” category or lower by Moody’s Investors Service or have been determined by an Investment Manager to be of comparable quality. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below investment grade or in default, or unrated securities determined to be of comparable quality) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments and may be subject to greater levels of credit risk and liquidity risk. Successful investment in lower-medium and lower-rated debt securities involves greater investment risk and is highly dependent on the Investment Manager’s credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds.

Insurance Risk—Certain municipal securities may be insured by an insurer. Adverse developments affecting a particular insurer or, more generally, banks and financial institutions could have a negative effect on the value of the Fund’s holdings. For example, rating agency downgrades of an insurer, or other events in the credit markets that may affect the insured municipal bond market as a whole, may adversely affect the value of the insured municipal bonds held by the Fund. While insurance may reduce the credit risk of a municipal security, it does not protect against fluctuations in the value of the Fund’s shares caused by market changes. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund’s yield as the Fund may pay for the insurance directly or indirectly.

Interest Rate Risk—Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Investors should note that interest rates currently are at, or near, historic lows, but will ultimately increase, with unpredictable effects on the markets and the Fund’s investments.

Securities with floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Changing Fixed Income Market Conditions—Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S.

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financial system will rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. The Fund that invests in derivatives tied to fixed income markets may be more substantially exposed to these risks than the Fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund’s portfolios may also be affected.

Investments by Investing Funds and Other Large Shareholders—Shares of the Fund are offered as an investment to certain other funds in the Family of Funds, as defined on page 17 of this Prospectus, (the “Investing Funds”). From time to time, the Investing Funds may invest significant portions of their assets in shares of the Fund, and may own a significant amount of the Fund’s outstanding shares. The Investing Funds may also use an asset allocation strategies under which they may increase or reduce the amount of their investments in the Fund frequently, and may do so on a daily basis during volatile market conditions. When the size of those purchases and redemptions of the Fund’s shares are significant relative to the size of the Fund’s assets, the Fund can be required to purchase or sell a large portion of its portfolio securities, increasing its transaction costs and possibly reducing its performance.

Investment in Loans Risk—Loans, such as syndicated bank loans, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans and unfunded commitments, may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligation of the borrower. The Fund could also have its interest subordinated to other indebtedness of the obligor. As a result, a loan may not be fully collateralized and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled.

Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fact as interest rates in general.

Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality), involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Debt securities rated below BBB category by S&P or Baa category by Moody’s are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which the Fund may invest will be relatively illiquid. Certain loans may be subject to restrictions on resale or assignment. The Fund may have difficulty in disposing of loans in a timely fashion, which could result in losses to the Fund.

Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and other types of acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.

The Fund values assets daily. However, because the secondary market for loans is limited, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

The Fund may be in possession of material non-public information about a borrower as a result of ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund might be unable to trade securities of such a transaction in a security of such a borrower when it would otherwise be advantageous to do so and, as such, could incur a loss.

Leverage Risk—The use of derivatives, reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of the Fund. Leveraging may cause the Fund to be more volatile than if it had not been leveraged. To mitigate leveraging risk and otherwise comply with regulatory requirements, the Fund must segregate or earmark liquid assets to meet its obligations under, or otherwise covers, the transactions that may give rise to this risk. Applicable law limits the Fund from borrowing in an amount greater than 33 1/3% of its total assets.

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The Fund is permitted to borrow money for certain purposes. To the extent that the Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased.

Liquidity and Valuation Risk—In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established liquid market for instruments in which the Fund may invest, or there is a reduced number or capacity of traditional “market makers” with respect to fixed income securities, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Investment Manager may be required to fair value the investments. These risks may be magnified in a rising interest rate environment. This risk may increase during an unusually high volume of redemption requests by even a few large investors or unusual market conditions.

The capacity of traditional bond market makers has not kept pace with the consistent growth in the bond markets over the past three decades, which has led to reduced levels in the capacity of these market makers to engage in fixed income trading and, as a result, dealer inventories of corporate bonds are at or near historic lows relative to market size. Market makers tend to provide stability and liquidity to fixed income markets through their intermediary services, and their reduced capacity and number could lead to decreased liquidity and increased volatility in the fixed income markets.

Management Risk—The Fund is subject to management risk because it is an actively managed investment portfolio, which means that investment decisions are made based on investment views. The Investment Manager and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to an Investment Manager and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives. Furthermore, active trading that can accompany active management will increase the costs the Fund incurs because of higher brokerage charges or markup charges, which are passed on to shareholders of the Fund and, as a result, may lower the Fund’s performance.

Market Risk—Most securities fluctuate in price, and equity prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions. Volatility of financial markets can expose the Fund to greater market risk, possibly resulting in greater liquidity risk. Moreover, changing economic, political or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by the Fund in a different country or geographic region due to increasingly interconnected global economies and financial markets. These market conditions also may lead to increased regulation of the Fund and the instruments in which the Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance.

Municipal Securities Risk—The Fund’s holdings of municipal securities will be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers. Income from municipal bonds held by the Fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipal issuer. In addition, a portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the federal alternative minimum tax. To the extent that the Fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Also, municipal securities backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of taxation supporting the project or assets or the inability to collect enough revenue. Because many municipal securities are issued to finance similar projects (especially those relating to education, health care, utilities and transportation), conditions in those sectors can affect the overall municipal market, including proposed federal, state or local legislation involving the financing of, or declining markets or needs for, such projects. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. For example, health care can be hurt by rising expenses, dependency on third party reimbursements, legislative changes and reductions in government spending; electric utilities are subject to governmental rate regulation; and private activity bonds rely on project revenues and the creditworthiness of the corporate user as opposed to governmental support. Municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by current budgetary constraints of the federal government. Other national governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, changes in the economic and fiscal condition of an individual municipal issuer can affect the overall municipal market, and market conditions may directly impact the liquidity, marketability and valuation of municipal securities. Also, information related to municipal securities and their risks may be provided by the municipality itself, which may not always be accurate. Investments in municipal securities can be subject to credit, interest rate, prepayment and liquidity risks and can be more volatile than other investments.

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Preferred Securities Risk—Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Preferred stock is a special equity security that has properties of both an equity and a debt instrument and is generally considered a hybrid instrument. Preferred stock is senior to common stock, but is subordinate to bonds in terms of claims or rights to their share of the assets of the company.

Prepayment Risk—The issuers of securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline and may offer a greater potential for income loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Most floating rate loans (such as syndicated bank loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

Redemption Risk—The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of the Fund’s shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

Real Estate Securities Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. These risks include: losses from casualty or condemnation, and changes in local and general economic conditions, changes in real estate values and rental income, interest rates, zoning laws, regulatory limitations on rents, property taxes, operating expenses, overbuilding, extended vacancies of properties, and the management skill and credit worthiness of the issuer. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns. The value of a REIT can depend on the structure of and cash flow generated by the REIT, and may invest in a limited number of properties, a narrow geographic area, or a single type of property, which may increase the risk that the Fund could be unfavorably affected by the poor performance of a single investment or investment type.

Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. REITs are also subject to unique tax requirements which, if not met, could adversely affect dividend payments. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Regulatory and Legal Risk—U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed.

Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceed the repurchase price payable by the Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds,

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they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield and the amount of exempt-interest dividends that may be paid by the Fund.

Restricted Securities Risk—Restricted securities cannot be sold to the public without registration under the 1933 Act. Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and, therefore, are subject to the Fund’s limitation on illiquid securities.

Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. The Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances.

Investing in Rule 144A Securities and other restricted and non-registered securities (such as privately placed securities purchased through transactions complying with the requirements in Regulation D or S) could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

Securities Lending Risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified borrowers, including broker-dealers and financial institutions. Therefore, loans of securities involve the risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, in the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the fund’s lending agent. When lending portfolio securities, the Fund initially will require the borrower to provide the Fund with collateral, most commonly cash, which the Fund will invest. Although the Fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower.

Special Situation Investments/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value. While offering an opportunity for capital appreciation, these investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full. Such investments can be very difficult to properly value, making them susceptible to a high degree of price volatility and potentially rendering them less liquid than performing debt obligations. In addition, certain of these investments may be involved in bankruptcy proceedings which subject such an investment to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement. Such investments may also include debtor-in-possession financing, sub-performing real estate loans and mortgages, privately placed senior, mezzanine, subordinated and junior debt, letters of credit, trade claims, convertible bonds, and preferred and common stocks.

Tax Risk—The Fund must derive at least 90% of its gross income from qualifying sources in order to qualify for favorable tax treatment as a RIC. This requirement will limit the ability of the Fund to invest in commodities, derivatives on commodities, or other items that could result in nonqualifying income. Although the IRS has issued numerous favorable private letter rulings concluding that income from commodity-linked notes is qualifying income for purposes of the 90% qualifying gross income test applicable to RICs, such rulings can be relied on only by the taxpayers to whom they are issued. Moreover, the IRS currently is reconsidering whether and how a RIC should be permitted to gain indirect commodity exposure. Future IRS guidance, or possibly legislation, could further limit the ability of a RIC to gain commodity exposure.

To-Be-Announced (“TBA”) Transactions Risk—The Fund may enter into “To Be Announced” (“TBA”) purchase commitments to purchase or sell mortgage-backed securities for a fixed price at a future date. However, the selling counterparty does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. In addition, the counterparty may not deliver the security as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to the settlement date.

U.S. Government Securities Risk—Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States.; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit

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of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there may even be the risk of default. For certain agency issued securities, there is no guarantee the U.S. government will support the agency if it is unable to meet its obligations. Further, the U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities and, as a result, the value of such securities will fluctuate and are subject to investment risks.

When Issued, Forward Commitment and Delayed-Delivery Transactions Risk—When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When the Fund has sold a security pursuant to one of these transactions, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s underlying portfolio securities is available in the Fund’s Statement of Additional Information.

Investment Manager

Guggenheim Partners Investment Management, LLC (“Guggenheim Partners” or the “Investment Manager”), located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, is the investment manager to the Fund. On September 30, 2013, the aggregate assets under the investment management of Guggenheim Partners were approximately $119.0 billion.

The Investment Manager makes investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund’s investment program

Management Fees

Pursuant to the Fund’s management contract with the Investment Manager, the Fund does not pay the Investment Manager an advisory fee in return for providing investment advisory services.

A discussion regarding the basis for the Board approving the investment advisory contract for the Fund will be available in the Fund’s next report to shareholders.

Portfolio Managers

The Portfolio Managers of the Investment Manager oversee the day-to-day operations of the Fund. The Portfolio Managers of the Fund are as follows:

Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer of Guggenheim Partners. Ms. Walsh is also portfolio manager for the Guggenheim Build America Bonds Managed Duration Trust, an SEC registered closed-end fund. Ms. Walsh joined Guggenheim Partners (or its affiliate or predecessor) in 2007. Prior to joining Guggenheim Partners, she was Senior Vice President and the Chief Investment Officer for Reinsurance Group of America, where she was employed from 2000 to 2007. Ms. Walsh received her B.S.B.A. and M.B.A. from Auburn University and her J.D. from the University of Miami School of Law.

James W. Michal, Managing Director & Portfolio Manager of Guggenheim Partners. Mr. Michal joined Guggenheim Partners (or its affiliate or predecessor) in 2008. He is dedicated to portfolio management for Guggenheim’s Total Return mandates. Mr. Michal is responsible for implementing macro and micro investment themes of the Chief Investment Officers, coordinating with sector heads and traders to determine credit trends and relative value, and for the day-to-day risk monitoring of the assets. Prior to joining Guggenheim Partners, he was an Associate in Wachovia’s structured finance division. He focused on origination, marketing, structuring and execution of collateralized loan obligations for two years. Mr. Michal successfully contributed to a total of 11 completed transactions raising approximately $4.3 billion of capital. Prior to his time in structured credit products, he was an analyst in Wachovia’s corporate credit division focusing on portfolio management and loan syndications. Over two years, Mr. Michal underwrote a total of 12 syndicated transactions and managed the loan portfolio risk in the Integrated Electric Utility, Midstream Pipeline and Propane sectors. Mr. Michal earned a BSBA in Finance and International Business from Georgetown University.

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Steven H. Brown, Vice President & Portfolio Manager of Guggenheim Partners. Mr. Brown joined Guggenheim Partners in 2010 in the non-mortgage asset backed securities group. His responsibilities included trading, sourcing and evaluating investment opportunities, and monitoring existing credits. In 2012 Mr. Brown transitioned to portfolio management to assist with single and multi-sector total return mandates. Prior to joining Guggenheim Partners, Mr. Brown held roles within treasury services and structured products at ABN AMRO and Bank of America in Chicago and London. Mr. Brown earned a BS in Finance from Indiana University’s Kelley School of Business. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Sub-Adviser

Although the Fund is not currently sub-advised, the Investment Manager and the Fund have received from the U.S. Securities and Exchange Commission an exemptive order for a multi manager structure that allows the Investment Manager to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Fund’s Board of Trustees, but without shareholder approval. If a new unaffiliated sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Fund to operate more efficiently and with greater flexibility. The Investment Manager would provide the following oversight and evaluation services if the Fund uses a sub-adviser:

•	Performing initial due diligence on prospective sub-advisers for the Fund;

•	Monitoring the performance of the sub-advisers;

•	Communicating performance expectations to the sub-advisers; and

•	Ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.

The Investment Manager does not expect to recommend frequent changes of sub advisers. Although the Investment Manager will monitor the performance of the sub-advisers, there is no certainty that any sub adviser or the Fund will obtain favorable results at any given time.

Determination of Net Asset Value

The price at which you buy, sell and exchange shares is the net asset value per share (plus any applicable front-end sales charge), which also is known as NAV. The Fund calculates its NAV by:

•	Taking the current market value of its total assets;

•	Subtracting any liabilities; and

•	Dividing that amount by the total number of shares owned by shareholders.

The Fund calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE closes early—such as on days in advance of holidays generally observed by the NYSE—the Fund will calculate its NAV as of the earlier closing time. For more information, please call 800.820.0888.

When calculating the NAV, the Fund will value the portfolio securities and assets of the Fund for which market quotations are readily available at the current market price of those securities and assets. With respect to portfolio securities and assets of the Fund for which market quotations are not readily available, or which cannot be accurately valued with the established pricing procedures, the Fund will fair value those securities and assets.

Securities traded on a domestic securities exchange (including ETFs) are usually valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used.

Debt securities with a remaining maturity greater than 60 days will usually be valued based on independent pricing services. Commercial paper and discount notes with a remaining maturity of 60 days or less may be valued at amortized cost.

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With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which the Fund may invest, the Fund generally values the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the mutual fund will use fair value pricing and the effects of fair value pricing.

For foreign securities and other assets that are priced in a currency other than U.S. dollars, the Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares.

If market prices are unavailable or the Investment Manager thinks that they are unreliable or a significant event has occurred, the Investment Manager prices those securities at fair value as determined in good faith using methods approved by the Board. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation. The Investment Manager may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates its NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund’s holdings can be found in the SAI.

Purchase of Fund Shares

Shares of the Fund may only be purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts (“Separate Accounts”), and by other funds in the Guggenheim Family of Funds (as defined on page 17 of this Prospectus) whose shares are solely offered to Separate Accounts. Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any shares of the Fund within the meaning of the 1933 Act.

The price to buy one share of the Fund is its NAV. An investment in the Fund may be made without a sales load.

Orders for the purchase of shares of the Fund will be confirmed at an offering price equal to the NAV per share next determined after receipt and acceptance of the order in proper form by the Transfer Agent, generally as of the close of the NYSE on that day. To receive the same day NAV, purchase orders must be received by the Transfer Agent by the close of the NYSE, usually 4:00. Any purchase transaction that is sent to the Transfer Agent does not constitute a purchase order until the Transfer Agent processes the transaction and receives correct payment by check, wire transfer or ACH.

Redemption of Fund Shares

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund’s next determined NAV calculated after your redemption order is received in good order by the Transfer Agent. To receive the same day NAV, redemption orders must be received by the Transfer Agent by the close of the NYSE, usually 4:00.

The Fund may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Fund reserves the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price (additional information regarding redemptions in kind is available in the Fund’s SAI). If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

Frequent Purchases and Redemption of Fund Shares

The Fund is designed and operated to accommodate frequent trading by large shareholders (including mutual funds) and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transaction fees. The Fund’s Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. The Fund anticipates these investors may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund’s ability to achieve its investment objectives.

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Dividends and Taxes

The Fund declares dividends from investment income daily. The Fund pays shareholder dividends from net investment income monthly and distributes any net capital gains realized at least annually. Such dividends and distributions will be reinvested in additional shares of the Fund. There are no fees or sales charges on reinvestments.

The Fund intends to qualify and to elect to be taxed as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (Code), including requirements with respect to diversification of assets, distribution of income, and sources of income. If the Fund qualifies as a “regulated investment company” and complies with the appropriate provisions of the Code, the Fund will not be liable for federal income tax on income it distributes. The Fund also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contract so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Fund to the insurance company’s separate accounts.

Since you may purchase shares of the Fund only indirectly through the purchase of a variable annuity or variable life insurance contract, no discussion is included here as to the federal income tax consequences at the Fund shareholder level. For information concerning the federal income tax consequences to the purchaser of a variable annuity or variable life insurance contract based on the Fund, see the prospectus for such variable annuity or variable life insurance contract. See the Statement of Additional Information for more information on taxes.

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For More Information

By Telephone—Call 800.820.0888.

By Mail—Write to:

Guggenheim Investments

805 King Farm Blvd., Suite 600

Rockville, MD 20850

On the Internet—Reports and other information about the Fund can be viewed online at:

SEC: The EDGAR Database at http://www.sec.gov

Additional information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

Annual/Semi-Annual Report—Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders.

Statement of Additional Information—The Fund’s Statement of Additional Information and the Fund’s annual or semi-annual reports will be available, without charge upon request by calling the Fund’s toll-free telephone number 1-800-820-0888. Shareholder inquiries should be addressed to Guggenheim Investments, 805 King Farm Boulevard., Suite 600, Rockville, Maryland 20850, or by calling the Fund’s toll-free telephone number listed above. The Fund’s Statement of Additional Information is incorporated into this prospectus by reference.

The Fund’s Investment Company Act file number is listed below:

Guggenheim Strategy Funds Trust	811-22946

•	Guggenheim Variable Insurance Strategy Fund III

Family of Funds, for disclosure purposes in this Prospectus, include—series of Rydex Variable Trust and SBL Fund.

17

805 KING FARM BOULEVARD, SUITE 600

ROCKVILLE, MARYLAND 20850

800 820 0888

WWW.GUGGENHEIMINVESTMENTS.COM

VITCASHPRO-0314x0315

18

Statement of Additional Information

March 11, 2014, as may be supplemented from time to time

RELATING TO THE PROSPECTUSES DATED MARCH 11, 2014, AS MAY BE SUPPLEMENTED FROM TIME TO TIME

Guggenheim Strategy Funds Trust (Registrant)

Guggenheim Strategy Fund I

Guggenheim Strategy Fund II

Guggenheim Strategy Fund III

805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850

301.296.5100

800.820.0888

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus dated March 11, 2014, as it may be supplemented from time to time. A prospectus may be obtained by writing Guggenheim Funds Distributors, LLC, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by calling 301.296.5100 or 800.820.0888. A copy of the Funds’ Annual and Semi-Annual Reports will be available, without charge, by calling the phone numbers listed above.

Investment Managers Guggenheim Partners Investment Management, LLC 100 Wilshire Boulevard, 5th Floor Santa Monica, California 90401	Distributor Guggenheim Funds Distributors, LLC 805 King Farm Boulevard, Suite 600 Rockville, Maryland 20850	Custodian The Bank of New York Mellon 2 Hanson Place, 9th Floor Brooklyn, New York 11217	Independent Registered Public Accounting Firm Ernst & Young LLP 8484 Westpark Drive McLean, Virginia 22102

GENERAL INFORMATION

Guggenheim Strategy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on November 8, 2013, is registered with the Securities and Exchange Commission (“SEC”) as an investment company. The Trust is an open-end management investment company that, upon the demand of the investor, must redeem its shares and pay the investor the next calculated net asset value (“NAV”) thereof. (See “How to Redeem Shares”)

Each of Guggenheim Strategy Fund I (“Strategy I Fund”), Guggenheim Strategy Fund II (“Strategy II Fund”) and Guggenheim Strategy Fund III (“Strategy III Fund”) (collectively, the “Funds”) are a series of the Trust, and each Fund has its own investment objective and policies. Professional investment advice is provided to each Fund by Guggenheim Partners Investment Management, LLC (the “Investment Manager”). While there is no present intention to do so, the investment objective and policies of each Fund, unless otherwise noted, may be changed by the Board of Trustees without the approval of shareholders. Each Fund is also required to operate within limitations imposed by its fundamental investment policies, which may not be changed without shareholder approval. These limitations are set forth under “Investment Restrictions.” Each Fund is “diversified” within the meaning of the Investment Company Act of 1940, as amended (“1940 Act”). An investment in the Funds does not constitute a complete investment program.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

Guggenheim Strategy Funds Trust—The Trust makes no representation that the stated investment objectives of the Funds will be achieved. There are risks inherent in the ownership of any security, and there can be no assurance that the investment objectives will be achieved.

Guggenheim Strategy Fund I—The Fund seeks a high level of income consistent with the preservation of capital. There is no guarantee that the Fund will achieve this objective.

Guggenheim Strategy Fund II—The Fund seeks a high level of income consistent with the preservation of capital. There is no guarantee that the Fund will achieve this objective.

Guggenheim Strategy Fund III—The Fund seeks a high level of income consistent with the preservation of capital. There is no guarantee that the Fund will achieve this objective.

INVESTMENT METHODS AND RISK FACTORS

Each Fund’s principal investment strategies and the risks associated with the same are described in each Fund’s prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that a Fund may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in a Fund’s prospectus, should not be considered to be a principal strategy (or related risk) applicable to the Fund.

Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the “Principal Investment Strategies” and “Descriptions of Principal Risks” sections of the applicable prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods. Although a Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Fund will be required to do so.

General Risk Factors—The NAVs of each Fund is expected to fluctuate, reflecting fluctuations in the market value of their portfolio positions. The value of fixed-income securities held by a Fund generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by a Fund are subject to greater interest rate risk. There is no assurance that any Fund will achieve its investment objective.

Inflation-Linked Securities—The Funds may invest in inflation-linked securities. Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation, a sustained increase in prices that erodes the purchasing power of money. TIPS, or Treasury inflation-protected securities, are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount, and the inflation component is reflected in the nominal coupon.

Inflation-protected bonds normally will decline in price when real interest rates rise. A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and rate of inflation is 2%, the real interest rate is 3%. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses.

Debt Obligations—Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of a Fund to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which a Fund invests to meet their obligations for the payment of interest and principal when due.

Increasing Government Debt—The total public debt of federal, state, local and non-U.S. governments as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high levels of debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns. It also could generate an economic downturn.

Zero Coupon Securities—Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities, which are convertible into common stock, offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury and U.S. Treasury bonds or notes and their unaccrued interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Funds, most likely will be deemed the beneficial holder of the underlying U.S. government securities.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Funds will be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment in the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

U.S. Government Securities—Consistent with its investment objective and strategies, each Fund may invest in obligations issued or guaranteed by the U.S. government, including: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years from the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S., such as certificates issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality, such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). In September 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. In December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired—Fannie Mae’s bailout is capped at $125 billion and Freddie Mac will have a limit of $149 billion. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts of received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is anticipated that the new amendment would put Fannie Mae and Freddie Mac in a better position to service their debt.

Also in December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. Other U.S. government securities the Funds may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Funds will invest in obligations issued by such an instrumentality only if the Investment Manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Funds.

A Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government. STRIPS may be sold as zero coupon securities.

Certificates of Deposit and Bankers’ Acceptances—Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper—The Funds may invest in commercial paper. The Funds may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper consists of short-term, (usually from 1 to 270 days) unsecured promissory notes issued by U.S. or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by a Fund must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Investing in foreign commercial paper generally involves risks relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.

The Funds may invest in commercial paper collateralized by other financial assets, such as asset-backed commercial paper. These securities are exposed not only to the risks relating to commercial paper, but also the risks relating to the collateral.

The Funds may also invest in variable rate master demand notes. A variable rate master demand note (a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Collateralized Debt Obligations (“CDOs”)—A CDO is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities below. The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

The Funds may invest in CLOs, which are another type of asset-backed security. A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans. Each Fund may invest in loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the 1933 Act. CLOs normally charge management fees and administrative expenses, which are in addition to those of a Fund.

The riskiness of investing in CLOs depend largely on the quality and type of the collateral loans and the tranche of the CLO in which the Funds invest. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry risks including, but are not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Funds against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.

Municipal Securities—

General Risks—A Fund may invest in municipal securities issued by or on behalf of states, territories (including Puerto Rico) and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). A Fund may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of a Fund’s shares to be exempt from state and local taxes of the designated state. A Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Investment Manager believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax- Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds” for purposes of a Fund’s investment objective and policies.

Neither a Fund nor the Investment Manager can guarantee the accuracy of any opinion issued by bond counsel regarding the tax-exempt status of a Municipal Bond. Furthermore, there can be no guarantee that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion. The value of Municipal Bonds may also be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. From time to time, Congress has introduced proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds. State legislatures may also introduce proposals that would affect the state tax treatment of a Fund’s distributions. If such proposals were enacted, the availability of Municipal Bonds and the value of a Fund’s holdings would be affected, and the investment objectives and policies of a Fund would likely be re-evaluated.

Investments in Municipal Bonds present certain risks, including credit, interest rate, liquidity, and prepayment risks. Municipal Bonds may also be affected by local, state, and regional factors, including erosion of the tax base and changes in the economic climate. In addition, municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by actions of the federal government including reductions in federal spending, increases in federal tax rates, or changes in fiscal policy.

The marketability, valuation or liquidity of Municipal Bonds may be negatively affected in the event that states, localities or their authorities default on their debt obligations or other market events arise, which in turn may negatively affect a Fund’s performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal issuers in a particular state, territory, or possession could affect the market value or marketability of Municipal Bonds from any one or all such states, territories, or possessions.

The value of Municipal Bonds may also be affected by uncertainties with respect to the rights of holders of Municipal Bonds in the event of bankruptcy. Municipal bankruptcies have in the past been relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among Municipal Bond issuers within a state. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the Municipal Bonds held by a Fund.

Similar Projects Risk—Because a Fund may invest 25% or more of its assets in Municipal Bonds that finance similar projects, such as those relating to education, healthcare, housing, utilities, or water and sewers, the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects. Below are some of the risks of such investments:

Higher Education—In general, there are two types of education-related bonds: (i) those relating to projects for public and private colleges and universities; and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline resulting primarily from a decrease in student enrollment or reductions in state and federal funding. Restrictions on students’ ability to pay tuition, a reduction of the availability of state and federal funding, and declining general economic conditions are factors that may lead to declining or insufficient revenues. Student loan revenue bonds are generally offered by state authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others student loans may be private, uninsured loans made to parents or students that are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including: (i) the rate of student loan defaults; (ii) seasoning of the loan portfolio; and (iii) student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include: (i) potential changes in federal legislation regarding student loan revenue bonds; (ii) state guarantee agency reimbursement; and (iii) continued federal interest and other program subsidies currently in effect.

Electric Utilities—The electric utilities industry has been experiencing, and will likely continue to experience, increased competitive pressures. Federal legislation is expected to open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (i) the availability and cost of fuel, (ii) the availability and cost of capital, (iii) the effects of conservation on energy demand, (iv) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (v) timely and sufficient rate increases, and (vi) opposition to nuclear power.

Health Care—The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. General and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers may also affect the industry. In the future, the following elements may adversely affect health care facility operations: (i) the Patient Protection and Affordable Care Act and any other federal legislation relating to health care reform; (ii) any state or local health care reform measures; (iii) medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; (iv) changes in medical coverage which alter the traditional fee-for-service revenue stream; and (v) efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing—Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agencies. Such bonds generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. Because it is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including: acceptable completion of construction; (ii) proper management, occupancy and rent levels; (iii) economic conditions; and (iv) changes to current laws and regulations.

Transportation—Bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the specific carriers who use the particular airport as well as by the general stability of the airline industry, which can be affected by broader economic trends and the price and availability of fuel. Bonds issued to construct toll roads are affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Other transportation-related securities are also affected by fuel costs and availability of other forms of transportation, such as public transportation.

Water and Sewer—Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates may impact issuers of water and sewer bonds.

Municipal Bond Insurance—A Fund may purchase a Municipal Bond that is covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either: (i) the issuer at the time the Municipal Bond is issued (primary market insurance); or another party after the bond has been issued (secondary market insurance). Both of these types of insurance seek to guarantee the timely and scheduled repayment of all principal and payment of all interest on a Municipal Bond in the event of default by the issuer, and cover a Municipal Bond to its maturity, typically enhancing its credit quality and value.

Even if a Municipal Bond is insured, it is still subject to market fluctuations, which will result can result in fluctuations in a Fund’s share price. In addition, a Municipal Bond insurance policy will not cover: (i) repayment of a Municipal Bond before maturity (redemption); (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond; or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a Municipal Bond issue whereby part of the Municipal Bond issue may be retired before maturity.

Some of the Municipal Bonds outstanding are insured by a small number of insurance companies, not all of which have the highest credit rating. As a result, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. If the Municipal Bond is not otherwise rated, the ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency’s assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a Municipal Bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that Municipal Bond insurers will meet their claims. A higher-than-anticipated default rate on Municipal Bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.

A Fund’s Investment Manager may decide to retain an insured Municipal Bond that is in default, or, in the Investment Manager’s view, in significant risk of default. While a Fund holds a defaulted, insured Municipal Bond, the Fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the Municipal Bond matures, or in connection with a mandatory sinking fund redemption.

Repurchase Agreements, Reverse Repurchase Agreements and Roll Transactions—Each of the Funds may enter into repurchase agreements. Repurchase agreements are similar to loans in many respects. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are considered to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, a Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by a Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. Each Fund intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks. Accordingly, each Fund will enter into repurchase agreements only with (a) brokers having total capitalization of at least $40 million and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances or (b) banks having at least $1 billion in assets and a net worth of at least $100 million as of its most recent annual report.

Each of the Funds may also enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and a Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. As noted below under “Borrowing,” investments in reverse repurchase agreements are treated as borrowings and, therefore, are subject to a Fund’s fundamental and non-fundamental policies on borrowing.

Each of the Funds may also enter into “dollar rolls” in which a Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. A Fund will create a segregated account to segregate cash or liquid securities in an amount sufficient to cover its obligation under “roll” transactions and reverse repurchase agreements. Assets may be segregated with the Funds’ custodian or on the Funds’ books. As noted below under “Borrowing,” investments in dollar rolls are treated as borrowings and, therefore, are subject to a Fund’s fundamental and non-fundamental policies on borrowing.

Borrowing—The Funds may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with each Fund’s investment objective and program. For example, it may be advantageous for the Funds to borrow money rather than sell existing portfolio positions to meet redemption requests.

Accordingly, the Funds may borrow from banks and may borrow through reverse repurchase agreements, derivatives, unfunded commitments and “roll” transactions in connection with meeting requests for the redemption of Fund shares. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by any interest or appreciation earned on the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. When market conditions are deemed appropriate, a Fund may use leveraging as part of its investment strategy to the full extent permitted by its investment policies and restrictions and applicable law. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Funds’ policy on borrowing is not intended to limit the ability to pledge assets to secure loans permitted under the Funds’ policies.

Lending of Portfolio Securities—For the purpose of realizing additional income, each Fund may make secured loans of Fund securities amounting to not more than 33 1/3% of total Fund assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities loaned, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being loaned, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower, although a portion can be payable to a collateral agent for certain services. When a Fund invests collateral, the Fund will bear the risk of loss and the risk of loss depends on the nature and type of investment made with the collateral. Costs of underlying securities lending activities are not typically reflected in a Fund’s fee and expense ratios. A Fund has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. A Fund will not have the right to vote securities while they are being loaned, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to only persons deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager the consideration to be earned from such loans would justify the risk.

Restricted Securities—Each Fund may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 (“1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and, therefore, are subject to a Fund’s limitation on illiquid securities.

Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid for by a Fund. A Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Fund, and non-U.S. persons, but resale to a broader based of investors in the United Stated may be permitted only in significantly more limited circumstances. A qualified institutional investor is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (“1934 Act”), acting for its own account or the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional investor, as well as a 1934 Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional investor.

The Funds’ Board of Trustees is responsible for developing and establishing guidelines and procedures for determining the liquidity of restricted securities. The Board of Trustees has delegated this responsibility to the Investment Manager. In making the determination regarding the liquidity of restricted securities, the Investment Manager will consider the trading markets for the specific security taking into account the unregistered nature of a restricted security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in restricted securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

A Fund also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A or Regulation S. The Funds may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for a Fund to dispose of such securities at the time considered most advantageous and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time a Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, a Fund might obtain a less favorable price than prevailing when it decided to sell.

Put Bonds—A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.

In selecting put bonds, the Investment Manager takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments or the bond’s rating is downgraded. Put bonds often pay a variable or floating rate of interest and therefore are subject to many of the same risks associated with investing in floating rate instruments, as described below under “Variable and Floating Rate Instruments.”

Risks Associated with Low-Rated and Comparable Unrated Debt Securities (Junk Bonds)—Each Fund may invest in high yield debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as “junk bonds”). Debt rated BB, B, CCC, CC and C by S&P and rated Ba, B, Caa, Ca and C by Moody’s, is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody’s or S&P is the lowest quality debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates.

The market value of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from a Fund. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Fund may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the securities in the portfolio of the Fund.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. High Yield Fund may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities, which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by a Fund will adversely impact NAV of the Fund. In addition to the foregoing, such factors may include: (1) potential adverse publicity; (2) heightened sensitivity to general economic or political conditions; and (3) the likely adverse impact of a major economic recession. The Fund also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt would not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

An Investment Manager will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analyses and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objectives and policies of the Funds and consider their ability to assume the investment risks involved before making an investment in the Funds.

Loans—A Fund may invest in fixed and floating rate loans. Loans may include syndicated bank loans, senior floating rate loans (“senior loans”), secured and unsecured loans, second lien or more junior loans (“junior loans”), bridge loans and unfunded commitments. Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“borrowers”) and one or more financial institutions and other lenders (“lenders”). A loan in which a Fund may invest typically is structured by an agent bank acting on behalf of a group of lenders to whom the loan will be syndicated. The syndicate of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. Typically, the agent bank administers the loan on behalf of all the lenders.

This lender is referred to as the agent bank. The agent bank is primarily responsible for negotiating on behalf of the original lenders the loan agreement which establishes the terms and conditions of the syndicated bank loan and the rights of the borrower and the lenders. The agent bank also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral. In addition, an institution, typically, but not always the agent bank, holds any collateral on behalf of the lenders.

Generally, a Fund may invest in a loan in one of two ways. It may purchase a participation interest, or it may purchase an assignment. Participation interests are interests issued by a lender, which represent a fractional interest in a loan. A Fund may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment. If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller/issuer of the participation interest, but not with the borrower. Consequently, a Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in syndicated bank loans through the purchase of participation interests, the Investment Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

A Fund will not generally originate loans, although it could do so in the future. Purchases of syndicated bank loans in the market may take place at, above, or below the par value of a syndicated bank loan. Purchases above par will effectively reduce the amount of interest being received by a Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount. A Fund may be able to invest in syndicated bank loans only through participation interests or assignments at certain times when reduced direct investment opportunities in syndicated bank loans may exist.

A loan may be secured by collateral that, at the time of origination, has a fair market value at least equal to the amount of such loan. The Investment Manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following a Fund’s investment. Also, collateral may be difficult to sell, and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, a Fund might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including working capital assets or intangible assets. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan.

In the process of buying, selling and holding loans, a Fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility fees, commitment fees and commissions. When a Fund buys or sells a loan it may pay a fee.

Loans are subject to the risks associated with other debt obligations, including: interest rate risk, credit risk, market risk, liquidity risk, counterparty risk and risks associated with high yield securities. Many loans in which a Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. A Fund will make an investment in a loan only after the Investment Manager determines that the investment is suitable for the Fund based on an independent credit analysis. Generally, this means that the Investment Manager has determined that the likelihood that the borrower will meet its obligations is acceptable.

Additional Information concerning Syndicated Bank Loans and Other Senior Loans—Syndicated bank loans and other senior loans generally hold one or the most senior positions in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers.

Additional Information concerning Junior Loans—Junior loans include secured and unsecured loans, such as subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans are generally second or further in line in terms of repayment priority. In addition, junior loans may have a claim on the same collateral pool as the first lien or other more senior liens, or may be secured by a separate set of assets. Junior loans generally give investors priority over general unsecured creditors and stockholders in the event of an asset sale.

Additional Information concerning Bridge Loans—Bridge loans are short-term loan arrangements (e.g., maturities that are generally less than one year) typically made by a borrower following the failure of the borrower to secure other intermediate-term or long-term permanent financing. A bridge loan remains outstanding until more permanent financing, often in the form of high yield notes, can be obtained. Most bridge loans have a step-up provision under which the interest rate increases incrementally the longer the loan remains outstanding so as to incentivize the borrower to refinance as quickly as possible. In exchange for entering into a bridge loan, a Fund typically will receive a commitment fee and interest payable under the bridge loan and may also have other expenses reimbursed by the borrower. Liquid assets are maintained to cover bridge loan commitments to avoid “senior securities” concerns. Bridge loans may be subordinate to other debt and generally are unsecured. They also often are illiquid and difficult to value.

Additional Information concerning Unfunded Commitments—Unfunded commitments are contractual obligations pursuant to which a Fund agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Typically, a Fund receives a commitment fee for amounts that remain unfunded under its commitment. Unfunded commitments may subject a Fund to similar risks to the risks described under “When-Issued and Forward Commitment Securities” and “TBA Purchase Commitments” discussed below.

Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Additional Information concerning Revolving Credit Facilities—Revolving credit facilities (“revolvers”) are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolver. Revolvers usually provide for floating or variable rates of interest.

Revolvers may expose a lender to credit and liquidity risk. Revolvers have the effect of requiring a lender to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Revolvers may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

If a Fund has a contractual obligation to lend money on short notice (under a bridge loan or unfunded commitment, for example), it will maintain liquid assets in an amount at least equal in value to the amount of the loan or commitment. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, a bridge loan or unfunded loan commitment. The value of “senior securities” holdings is marked-to-market daily to ensure proper coverage.

Convertible Securities and Warrants—A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

Tender Option Bonds—Tender option bonds are created by depositing intermediate- or long-term, fixed-rate or variable rate, municipal bonds into a trust and issuing two classes of trust interests (or “certificates”) with varying economic interests to investors. Holders of the first class of trust interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificate to the trust at par. As consideration for providing the tender option, the trust sponsor (typically a bank, broker-dealer, or other financial institution) receives periodic fees. The trust pays the holders of the floating rate certificates from proceeds of a remarketing of the certificates or from a draw on a liquidity facility provided by the sponsor. A Fund investing in a floating rate certificate effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The floating rate certificate is typically an eligible security for money market funds. Holders of the second class of interests, sometimes called the residual income certificates, are entitled to any tax-exempt interest received by the trust that is not payable to floating rate certificate holders, and bear the risk that the underlying municipal bonds decline in value. The laws and regulations that apply to investments by bank entities, potentially including their ability to establish tender option bonds, are rapidly changing.

Variable and Floating Rate Instruments—The Funds may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. A Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.

Other variable and floating rate instruments include but are not limited to certain corporate debt securities, asset-backed securities (“ABSs”), MBSs, commercial mortgage-backed securities (“CMBSs”), collateralized mortgage obligations (“CMOs”), government and agency securities. An Investment Manager will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund’s fixed income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a Fund’s investment quality standards relating to investments in bank obligations. An Investment

Manager will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund will be subject to the Fund’s limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

Mortgage-Backed Securities and Collateralized Mortgage Obligations—A Fund may invest in “mortgage-backed securities” (“MBSs)”), which are securities that represent an interest in a pool of underlying mortgage loans. Mortgage-backed securities, including mortgage pass-through securities and CMOs, include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect a Fund’s net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

Mortgage-backed securities include commercial mortgage-backed securities (“CMBSs”) and residential mortgage-backed securities (“RMBSs”). The value of both CMBSs and RMBSs, like all MBSs, depends on national, state and local conditions. CMBSs are subject to credit risks because they tend to involve relatively large underlying mortgage loans and the repayment of commercial mortgages depends on the successful operation of, and cash flows from, mortgaged properties. RMBSs are subject to credit risks arising from delinquencies and defaults on underlying mortgage loans by borrowers and breaches of underlying loan documentation by loan originators and servicers.

A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder.

CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities.

A Fund may invest in securities known as “inverse floating obligations,” “residual interest bonds,” and “interest-only” (IO) and “principal-only” (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal payments than are most other MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term “residual interest” bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments and the other class principal only payments. MBSs have been referred to as “derivatives” because the performance of MBSs is dependent upon and derived from underlying securities. Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The Funds can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment.

POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee a Fund’s investment in CMOs, IOs, or POs will be successful, and a Fund’s total return could be adversely affected as a result. These securities are subject to high degrees of credit, valuation and liquidity risks.

CMOs may be issued in a variety of classes, and the Funds may invest in several CMO classes, including, but not limited to Floaters, Planned Amortization Classes (“PACs”), Scheduled Classes (“SCHs”), Sequential Pay Classes (“SEQs”), Support Classes (“SUPs”), Target Amortization Classes (“TACs”) and Accrual Classes (“Z Classes”). CMO classes vary in the rate and time at which they receive principal and interest payments. SEQs, also called plain vanilla, clean pay, or current pay classes, sequentially receive principal payments from underlying mortgage securities when the principal on a previous class has been completely paid off. During the months prior to their receipt of principal payments, SEQs receive interest payments at the coupon rate on their principal. PACs are designed to produce a stable cash flow of principal payments over a predetermined period of time. PACs guard against a certain level of prepayment risk by distributing prepayments to SUPs, also called companion classes. TACs pay a targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase, the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs because of PACs’ lower risk. Because SUPs are directly affected by the rate of prepayment of underlying mortgages, SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate, the average life of a SUP will vary. SUPs, therefore, are priced at a higher yield than less volatile classes of CMOs. Z Classes do not receive payments, including interest payments, until certain other classes are paid off. At that time, the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically (usually monthly) by adding a spread to a benchmark index subject to a lifetime maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.

Investment in MBSs poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages, and the Fund may invest in CMOs which are subject to greater risk of prepayment as discussed above. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality. Although securities issued by U.S. government-related agencies are guaranteed by the U.S. government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way.

Historically, FHLMC and FNMA were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. In 2008, however, due to the declining value of FHLMC and FNMA securities and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, FHLMC and FNMA were placed into conservatorship by the Federal Housing Finance Agency. The effect that this conservatorship will have on FHLMC and FNMA and their guarantees remains uncertain. Although the U.S. government or its agencies provided financial support to FHLMC and FNMA, no assurance can be given that they will always provide support. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions. There is no guarantee that a Fund’s investment in MBSs will be successful, and the Fund’s total return could be adversely affected as a result.

Asset-Backed Securities—A Fund may also invest in “asset-backed securities,” which are securities that represent an interest in a pool of assets. These include secured debt instruments collateralized by automobile loans, credit card loans, home equity loans, manufactured housing loans, syndicated bank loans, and other types of debt providing the source of both principal and interest. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. The credit quality of an asset-backed security depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. Asset-backed securities are subject to risks similar to those discussed above with respect to MBSs.

Methods of Allocating Cash Flows—While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. (See “Types of Credit Support”) Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called “strips” (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. A Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

Types of Credit Support—Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have “reserve Portfolios” (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been “over collateralized” (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

Automobile Receivable Securities—Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles (“Automobile Receivable Securities”). Since installment sales contracts for motor vehicles or installment loans related thereto (“Automobile Contracts”) typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner’s Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

Credit Card Receivable Securities—Asset-backed securities may be backed by receivables from revolving credit card agreements (“Credit Card Receivable Securities”). Credit balances on revolving credit card agreements (“Accounts”) are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder, and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other Asset-backed securities, Accounts are unsecured obligations of the cardholder.

Real Estate Securities—A Fund may invest in equity securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments, and therefore, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs has the effect of requiring shareholders to pay the operating expenses of both the Fund and the REIT.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

When-Issued and Forward Commitment Securities—The purchase of securities on a “when-issued” basis and the purchase or sale of securities on a “forward commitment” basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, a Fund may dispose of a commitment prior to settlement if the Investment Manager deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities. Assets may be segregated with a Fund’s custodian or on the Fund’s books and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

TBA Purchase Commitments—A Fund also may enter into “To Be Announced” (“TBA”) commitments to purchase or sell mortgage-backed securities for a fixed price at a future date. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. In addition, the counterparty may not deliver the securities as promised. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

Futures, Options and Other Derivative Transactions—

Futures and Options on Futures—Each Fund may invest in futures and options on futures contracts (i) to attempt to gain exposure to a particular market, index or instrument; (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of; (iii) to attempt to minimize fluctuations in foreign currencies; (iv) for hedging purposes; or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.

An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures contracts are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”), which reduces the risk that a Fund will be unable to close out a futures contract. To the extent a Fund uses futures and/or options on futures, it would do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), unless otherwise disclosed. With respect to the Funds, the Trust has filed with the National Futures Association a notice claiming an exclusion from the definition of “commodity pool operator” under the CEA and the rules of the CFTC promulgated thereunder, with respect to the Funds’ operation. Accordingly, the Funds and the Investment Manager are not currently subject to registration or regulation as a commodity pool or commodity pool operator. However, changes to a Fund’s investment strategies or investments may cause a Fund to lose the benefits of the exclusion and may trigger additional CFTC regulation. If a Fund becomes subject to CFTC regulation, the Fund may incur additional expenses.

Each Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is an agreement pursuant to which the Fund may agree to take or make delivery of a cash payment on an index value. No physical delivery of the securities comprising the index is made. Instead, settlement in cash generally must occur daily and upon the termination of the contract. Generally, index futures contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund may earmark or segregate cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as initial margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If a Fund continues to engage in the described securities trading practices and properly earmarks or segregates assets, the assets will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund. Additionally, such practices will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities, although there is no guarantee they will function as intended.

With respect to futures contracts that are not contractually required to “cash-settle,” a Fund usually must cover its open positions by earmarking or segregating on its records cash or liquid assets equal to the contract’s notional value. For futures contracts that are “cash-settled,” however, a Fund is permitted to earmark or segregate cash or liquid assets in an amount equal to the Fund’s next daily marked-to-market (net) obligation, if any (i.e., a Fund’s daily net liability) rather than the notional value. By earmarking or designating assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to earmark or segregate assets equal to the full notional value of such contracts.

Each Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, a Fund will also earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract and that can be exercised on any date or that has the same exercise date as the expiration date of the futures contract. Each Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based). Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract.

Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. Each Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.

There are significant risks associated with the Funds’ use of futures contracts and options on futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of the Investment Manager to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options—Each Fund may purchase and write (sell) put and call options on securities, stock indices and currencies listed on national securities exchanges or traded in the OTC market for the purpose of realizing each Fund’s investment objective and except as restricted by a Fund’s investment restrictions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period or on expiration, depending on the terms. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period or on expiration, depending on the terms. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. If a Fund writes an option on a security, an index or a foreign currency, it will earmark or segregate cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction. Call options on foreign currency written by a Fund will be “covered,” which means that a Fund will earmark or segregate an equal amount of the underlying foreign currency.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position prior to expiration, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

Each Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

Each Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for all options and in particular, for OTC options; (4) trading restrictions or limitations may be imposed by an exchange; (5) counterparty risk; and (6) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Swap Agreements—Each Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year and may be negotiated bi-laterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and (iii) interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is a credit default swap. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection.

Each Fund also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

Most swap agreements (but generally not credit default swaps) that a Fund might enter into require the parties to calculate the obligations of the parties to the agreement on a “net basis.” Swap agreements may not involve the delivery of securities or other underlying assets. Consequently, a Fund’s obligations (or rights) and risk of loss under a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

Each Fund is required to cover its swaps positions in order to limit the risk associated with the use of leverage and other related risk. A Fund’s obligations under a swap agreement would be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty would be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered would not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Because they may be two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund would not enter into any swap agreement unless the Investment Manager believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a Fund is selling credit protection, the default of a third party issuer.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement would typically be a bank, investment banking firm or broker-dealer or, in the case of a cleared swap, the clearinghouse. The counterparty would generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund would agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund would earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where a Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund would be required to earmark and reserve the full notional amount of the credit default swap.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, that are traded in the OTC market. The Investment Manager, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Investment Manager will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds ability to enter into swap agreements. Depending on a Fund’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison. Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Funds to incur increased expenses to access the same types of swaps. Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject the Funds to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Short Sales—The Fund may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns or has the right to obtain at no additional cost. Each Fund may also make short sales of securities the Fund does not own. If the Fund makes a short sale, the Fund does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Fund is said to have a “short position” in securities sold until it delivers them to the broker at which time it receives the proceeds of the sale.

A Fund may make short sales that are not “against the box.” Short sales by the Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value and to decrease more when the securities it has sold short increase in value than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

The Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

While the short sale is outstanding a Fund will be required to pledge a portion of its assets to the broker as collateral for the obligation to deliver the security to the broker at the close of the transaction. The broker will also hold the proceeds of the short sale until the close of the transaction. A Fund is often obligated to pay over interest and dividends on the borrowed security to the broker.

In the view of the Commission, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short (or securities convertible into or exchangeable for such securities) are segregated, or unless the Fund’s obligation to deliver the securities sold short is “covered” by earmarking or segregating cash, U.S. government securities or other liquid assets in an amount equal to the difference between the market value of the securities sold short and any collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the short sale proceeds, cash, U.S. government securities or other liquid assets deposited with the broker and earmarked or segregated on its books or with the Custodian may not at any time be less than the market value of the securities sold short. Each Fund will comply with these requirements.

A Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales.

Spread Transactions—A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

Derivatives Regulatory Risk—The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them (including a Fund, the Investment Managers and others) are rapidly changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. The impact of these changes on any of the Fund and their investment strategies is not yet fully ascertainable.

In particular, the Dodd-Frank Act was signed into law on July 21, 2010. The Dodd-Frank Act is changing the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions. The CFTC and SEC recently finalized the definition of “swap” and

“security-based swap.” These definitions provide the parameters around which contracts will be subject to further regulation under the Dodd-Frank Act.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for and exchange trading of many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements even if not directly applicable to the Funds, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Each Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under Rule 4.5, with respect to its operation. Accordingly, each Fund and the Investment Manager are not subject to registration or regulation as a commodity pool or CPO. Changes to a Fund’s investment strategies or investments may cause the Fund to lose the benefits of the exclusion under Rule 4.5 and may trigger additional CFTC regulation. If a Fund becomes subject to CFTC regulation, the Fund may incur additional expenses.

Hybrid Instruments—Certain Funds may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (“underlying benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the underlying benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of the underlying benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the underlying benchmark. These underlying benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Funds to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Funds.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds would only invest in commodity-linked hybrid instruments that qualify, under applicable rules of the CFTC, for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these products may be subject to limits applicable to investments in investment companies and other restrictions contained in the 1940 Act.

Structured Notes—Certain Funds are permitted to invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. A Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. A Fund bears the risk that the issuer of the structured note would default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps a Fund would be subject to the credit risk of the corporate credit instruments underlying the credit default swaps. If one of the underlying corporate credit instruments defaults, the Fund may receive the security or credit instrument that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.

Credit-Linked Notes—Each Fund may invest in credit-linked notes, which is a type of structured note. Credit-linked notes are securities whose return is based on the performance of corporate credits. The difference between a credit default swap and a credit-linked note is that the seller of a credit-linked note receives the principal payment from the buyer at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate and a return of principal at the maturity date.

Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund’s principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

Shares of Other Investment Vehicles—A Fund may invest in shares of other investment companies or other investment vehicles, which may include, among others, mutual funds, closed-end funds and exchange-traded funds (“ETFs”) such as index-based investments and private or foreign investment funds. To the extent a Fund invests in other investment companies or other investment vehicles, the Fund and its shareholders will incur the Fund’s pro rata share of the underlying investment companies’ expenses (including, for example, investment advisory and other management fees). Investment in the shares of other investment companies or investment vehicles thus has the effect of requiring shareholders to pay the operating expenses (including, for example, investment advisory and other management fees) of two or more mutual funds. In addition, a Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally. A Fund’s investment in the securities of other investment companies or investment vehicles will be limited so that it complies with applicable legal requirements.

Foreign Investment Risks—Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC’s reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets, and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. A Fund’s income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect the investments of the Fund in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

Emerging Countries—A Fund may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include: (1) less social, political and economic stability; (2) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (3) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; and (5) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Sovereign debt of emerging countries may be in default or present a greater risk of default.

Foreign Investment Restrictions—Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

Political and Economic Risks—Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

An investment in a Fund which invests in non-U.S. companies is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by a Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by a Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Political Instability—Certain countries in which a Fund may invest may have vocal factions that advocate radical or revolutionary philosophies or support independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries.

Non-Uniform Corporate Disclosure Standards and Governmental Regulation—Non-U.S. companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by a Fund will not be registered with the Securities and Exchange Commission or regulators of any foreign country, nor will the issuers thereof be subject to the Securities and Exchange Commission’s reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the applicable Investment Manager will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about non-U.S. companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

Currency Fluctuations—Because certain of the Funds, under normal circumstances, may invest substantial portions of their total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of a Fund’s investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Adverse Market Characteristics—Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Managers will consider such difficulties when determining the allocation of the Fund’s assets.

Investment and Repatriation Restrictions—Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the costs and expenses of a Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. These restrictions may in the future make it undesirable to invest in these countries.

Market Characteristics—Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Fund’s portfolio securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities, and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges although the Funds will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets and may include delays beyond periods customary in the United States.

Information and Supervision—There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

Non-U.S. Withholding Taxes—Each Fund’s investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing a Fund’s investment income and gains.

Costs—Investors should understand that the expense ratio of a Fund that invests in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by a Fund are higher.

American Depositary Receipts (ADRs)—Each Fund may purchase ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company’s securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See “Foreign Investment Restrictions,” above. ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. In general, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referenced to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global receipts evidencing a similar arrangement. For purposes of each Fund’s investment policies, ADRs, EDRs and GDRs usually are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

Depositary receipts are issued through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Liquidity—Investments are subject to liquidity risk when they are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of a Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Management—Each Fund is subject to management risk because it is an actively managed investment portfolios. The Investment Manager and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for each Fund, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Investment Manager and each individual portfolio manager in connection with managing each Fund and may also adversely affect the ability of each Fund to achieve its investment objectives.

INVESTMENT RESTRICTIONS

Each of the Funds operates within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of (1) 67% or more of a Fund’s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of a Fund’s outstanding shares. Other restrictions in the form of operating policies are subject to change by a Fund’s Board of Trustees without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations, except with respect to borrowing. With regard to the borrowing limitation, each Fund will comply with the applicable restrictions of Section 18 of the 1940 Act. Any investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of a Fund. Calculation of a Fund’s total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund’s Prospectus or Statement of Additional Information will not include cash collateral held in connection with the Fund’s securities lending activities.

Fundamental Policies—The fundamental policies of the Funds are:

1.	Each Fund shall be a “diversified company”, as that term is defined in the 1940 Act, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

2.	Each Fund may not act as an underwriter of securities issued by others, except to the extent a Fund could be considered an underwriter in the acquisition and disposition of restricted securities.

3.	Each Fund may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

4.	Each Fund may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

5.	Each Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

6.	Each Fund may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

7.	Each Fund may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

8.	Each Fund may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

For purposes of Fundamental Policy One, a “diversified company” is currently defined under the 1940 Act as a company which meets the following requirements: at least 75 percent of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 percent of the value of the total assets of such company and to not more than 10 percent of the outstanding voting securities of such issuer. For the purposes of this Fundamental Policy, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. For the purposes of this Fundamental Policy, a Fund generally will consider the borrower of a syndicated bank loan to be the issuer of the syndicated bank loan, but may under unusual circumstances also consider the lender or person inter-positioned between the lender and the Fund to be the issuer of a syndicated bank loan. In making such a determination, the Fund will consider all relevant factors, including the following: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund’s custodian); the credit quality of such lender or inter-positioned person; general economic conditions applicable to such lender or inter-positioned person; and other factors relating to the degree of credit risk, if any, of such lender or inter-positioned person incurred by the Fund.

For purposes of Fundamental Policy Three, industries are determined by reference to the classifications of industries set forth in a Fund’s semi-annual and annual reports. For the purposes of this Fundamental Policy, the limitation will not apply to a Fund’s investments in: (i) securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (ii) municipal securities; (iii) repurchase agreements collateralized by the instruments described in (i); and (iv) other investment companies.

For purposes of Fundamental Policy Five, investors should note that as of the date of the Funds’ SAI, the 1940 Act permits investments in commodities and commodity interests.

For purposes of Fundamental Policy Seven, if at any time the amount of total Fund assets less all liabilities and indebtedness (but not including the Fund’s borrowings) (“asset coverage”) is less than an amount equal to 300% of any such borrowings, the Fund will reduce its borrowings within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations so that such asset coverage is again equal to 300% or more.

For purposes of Fundamental Policies Seven and Eight, the term “as permitted under the 1940 Act” indicates that, unless otherwise limited by non-fundamental investment policies, a Fund can borrow and issue senior securities to the extent permitted by the 1940 Act and interpretations thereof, and that no further action generally would be needed to conform the Fund’s Fundamental Policies relating to borrowing and senior securities to future change in the 1940 Act and interpretations thereof. Pursuant to the provisions of the 1940 Act and interpretations thereof, a Fund is permitted to borrow from banks and may also enter into certain transactions that are economically equivalent to borrowing (e.g. reverse repurchase agreements). Under the 1940 Act and interpretations thereof, borrowing transactions and certain transactions that create leverage will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the limitations otherwise applicable to borrowings by the Fund, if the Fund: (1) maintains an offsetting financial position; (2) maintains liquid assets equal in value to the Fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance.

Operating Policies—The operating policy (i.e., which is non-fundamental) of each Fund is:

1.	Liquidity. The Funds may invest up to 15% of its net assets in illiquid securities, which are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund was valuing the security.

For purposes of Operating Policy directly above, under normal circumstances, the Funds will not hold more than 15% of its assets in illiquid securities; however, if securities that were liquid at the time of purchase subsequently become illiquid and result in the Fund holding illiquid securities in excess of 15% of its net assets, the Funds will no longer purchase additional securities and may reduce its holdings of illiquid securities in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about their portfolio holdings. The Funds’ service providers, to which the Funds may disclose non-public information about portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of any Fund may be disclosed to any unaffiliated third party, except as provided below. The policy does not require a delay between the date of the information and the date on which the information is disclosed; however, recipients of non-public information will be subject to a confidentiality agreement and/or other restrictions on the use and dissemination of non-public portfolio holdings information as described in more detail below. The Board has adopted formal procedures governing compliance with this policy.

A Fund or its duly authorized service providers may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a Fund’s completed purchases and sales may only be made available after the public disclosure of its portfolio holdings.

Numerous mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper, and due diligence departments of broker/dealers and wirehouses regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes, including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Funds may at any time as deemed necessary, consistent with its policies and procedures, distribute (or authorize its service providers to distribute) the Funds’ securities holdings to such services and departments before their public disclosure is required or authorized, provided that: (1) the recipient does not distribute the portfolio holdings to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the Funds (or any other fund that invests in one of the Funds) before the portfolio holdings become public information, and (2) the recipient signs a written confidentiality agreement, which includes provisions that require the recipient to limit access to such information only to its employees who are subject to a duty not to trade on non-public information. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

The Funds also may disclose portfolio holdings information on an ongoing basis to certain service providers of the Funds and others, who either by agreement or because of their respective duties to the Funds are required to maintain the confidentiality of the information disclosed. The Funds’ service providers and others who generally are provided such information in the performance of their contractual duties and responsibilities may include the Funds’ custodians, Investment Managers and any administrators, independent registered public accountants, attorneys, officers and directors, and each of their respective affiliates. At this time, portfolio holdings information is shared as follows:

Individual/Entity	Frequency	Time Lag
Morningstar	Monthly	30 calendar days
Lipper	Monthly	30 calendar days
Bloomberg	Monthly	30 calendar days
Thompson Financial	Quarterly	30 calendar days
FactSet	Monthly	30 calendar days

In addition, the following entities receive this information on a daily basis: Factset (an analytical system used for portfolio attribution and performance); The Bank of New York Mellon (the Funds’ custodian bank); Interactive Data and Loan Pricing Corporation (the Funds’ pricing services); and InvestOne (Sungard) (the Funds’ accounting system).

Neither the Funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the Funds’ chief compliance officer (“CCO”) believes reasonable and consistent with protecting the confidentiality of the Funds’ portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the respective Fund (and its service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement, and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

Only the Funds’ President or CCO may authorize disclosure of the Funds’ securities holdings. To the extent required by law, the CCO reports to the Board any violations of the Funds’ policies and procedures on disclosure of portfolio holdings.

Any disclosure of the Funds’ securities holdings must serve a legitimate business purpose of the Funds and must be in the best interest of the Funds’ shareholders. In making such a determination, the CCO must conclude that the anticipated benefits and risks to the Funds and their shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Funds, their shareholders, and any third party are resolved prior to disclosure. The Funds reserve the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Funds’ policy and any applicable confidentiality agreement. Neither the Funds nor the Investment Managers receive any compensation or other consideration in connection with these arrangements.

As an oversight procedure, the CCO reports all arrangements to disclose portfolio holdings information to the Funds’ Board of Trustees on a periodic basis. If the Board determines that any such arrangement is or would be inappropriate, the Funds will promptly terminate the disclosure arrangement.

MANAGEMENT OF THE TRUST

Trustees and Officers

Oversight of the management and affairs of the Trust, including general supervision of the duties performed by the Investment Manager for the Funds under the Investment Advisory Agreement, is the responsibility of the Board of Trustees. Among other things, the Board of Trustees considers the approval of contracts, described herein, under which certain companies provide essential management and administrative services to the Trust. Once the contracts are approved, the Board of Trustees monitors the level and quality of services. Annually, the Board of Trustees evaluates the services received under the contracts by receiving reports covering, among other things, investment performance, administrative services and the Investment Manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

The Board of Trustees currently has 9 Trustees, 8 of whom have no affiliation or business connection with the Investment Manager, the Distributor or any of their affiliated persons and do not own any stock or other securities issued by the Investment Manager or the Distributor. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position with the Funds’ Distributor and/or the parent of the Investment Manager.

The Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Guggenheim Funds Group fund complex (“Fund Complex”) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) and exchange-traded funds advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager. The Fund Complex is comprised of 13 closed-end funds, 60 exchange-traded funds and 147 open-end funds advised or serviced by the Investment Manager or its affiliates.

Name, Address and Year of Birth of Trustees*	Position (s) Held with Trusts	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustees
Independent Trustees

Randall C. Barnes (1951)	Trustee	Since 2013	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	54	None

Donald A. Chubb, Jr. (1946)	Trustee	Since 2013	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	37	None

Jerry B. Farley (1946)	Trustee	Since 2013	Current: President, Washburn University (1997-present).	37	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).

Roman Friedrich III (1946)	Trustee and Chairperson of the Contracts Review Committee	Since 2013	Current: Founder and President, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	50

Current: Mercator Minerals Ltd. (2013-present); First Americas Gold Corp. (2012-present); Zincore Metals, Inc. (2009-present).

Former: Blue Sky Uranium Corp. (2011-2012); Axiom Gold and Silver Corp. (2011-2012); Stratagold Corp. (2003-2009); GFM Resources Ltd. (2005-2010).

Robert B. Karn III (1942)	Trustee and Chairperson of the Audit Committee	Since 2013	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	50	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).

Maynard F. Oliverius (1943)	Trustee	Since 2013	Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	37	None

Ronald E. Toupin, Jr. (1958)	Trustee and Chairperson of the Board of Trustees	Since 2013	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	53	Former: Bennett Group of Funds (2011-2013).

Ronald A. Nyberg (1953)	Trustee and Chairperson of the Nominating and Governance Committee	Since 2013	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	56	None

Trustees who are “Interested Persons”

Donald C. Cacciapaglia**** (1951)	President and Trustee	Since 2013	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	215	Current: Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 2455 Corporate West Drive, Lisle, Illinois 60532.
**	This is the period for which each Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) and exchange-traded funds advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager.
****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Distributor and/or the parent of the Investment Manager.

The executive officers of the Trust who are not Trustees, length of time served, and principal business occupations during the past five years are shown below.

Name, Address and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) during the Past 5 Years
Officers

Elisabeth Miller 805 King Farm Blvd Suite 600 Rockville, MD 20850 (1968)	Chief Compliance Officer	Since 2013

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Alison Santay 805 King Farm Blvd., Suite 600 Rockville, MD 20850 (1974)	AML Officer	Since 2013

Current: AML Officer, certain other funds in the Fund Complex (2010-present); Director and AML Officer, Rydex Fund Services, LLC (2010-present); AML Officer, Security Investors, LLC (2010-present); Director, Shareholder Risk and Compliance, Rydex Fund Services, LLC (2004-present).

Former: AML Officer, Guggenheim Distributors, LLC (2013-March 2014).

John L. Sullivan 805 King Farm Blvd Suite 600 Rockville, MD 20850 (1955)	Treasurer	Since 2013

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Joseph M. Arruda 805 King Farm Blvd Suite 600 Rockville, MD 20850 (1966)	Assistant Treasurer	Since 2013

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Amy J. Lee 805 King Farm Blvd Suite 600 Rockville, MD 20850 (1961)	Secretary and Vice President	Since 2013

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	Officers serve until the next annual meeting or their successors are duly elected and qualified.

BOARD LEADERSHIP STRUCTURE

The Board has appointed an Independent Chairperson, Ronald E. Toupin, Jr., who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. The Board has established three standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with service providers, review the Funds’ financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are advised by independent legal counsel experienced in 1940 Act matters and are represented by such independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust.

QUALIFICATIONS AND EXPERIENCE OF TRUSTEES

The Trustees considered the educational, business and professional experience of each Board member and the service by each Trustee as a trustee of certain other Guggenheim funds. The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and, for the Independent Trustees, a demonstrated willingness to take an independent and questioning view of management. The

Trustees also considered, among other factors, the particular attributes described below with respect to the individual Board members. References to the qualifications, attributes and skills of Trustees are pursuant to SEC requirements, do not constitute holding out of the Board or any Trustee as having special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Randall C. Barnes—Mr. Barnes has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 2004. Through his service as a Trustee of the Trust and other funds in the Fund Complex, prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

Donald C. Cacciapaglia—Mr. Cacciapaglia has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 2012. Mr. Cacciapaglia has over 25 years of experience in the financial industry and has gained experience in financial, regulatory, distribution and investment matters.

Donald A. Chubb, Jr—Mr. Chubb has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 1994. Through his service as a Trustee of other funds in the Fund Complex, his experience in the commercial brokerage and commercial real estate market, and his prior experience, including as a director of Fidelity Bank and Trust, Mr. Chubb is experienced in financial, regulatory and investment matters.

Dr. Jerry B. Farley—Dr. Farley has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 2005. Through his service as a Trustee of other funds in the Fund Complex, and his experience in the administration of the academic, business and fiscal operations of educational institutions, including currently serving as President of Washburn University and previously in various executive positions for the University of Oklahoma and Oklahoma State University, and on other boards, Dr. Farley is experienced in financial, regulatory and investment matters.

Roman Friedrich III—Mr. Friedrich has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairperson of the Contracts Review Committee of the Trust, his service on other public company boards, his experience as founder and chairman of Roman Friedrich & Company, a financial advisory firm, and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.

Robert B. Karn III—Mr. Karn has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 2004. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairperson of the Audit Committee of the Trust, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office at Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters. The Board has determined that Mr. Karn is an “audit committee financial expert” as defined by the SEC.

Ronald A. Nyberg—Mr. Nyberg has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairperson of the Nominating and Governance Committee of the Trust, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

Maynard F. Oliverius—Mr. Oliverius has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 1998. Through his service as a Trustee of other funds in the Fund Complex, and his experience as President and Chief Executive Officer of Stormont-Vail HealthCare and on the Board of Trustees of the American Hospital Association, Mr. Oliverius is experienced in financial and regulatory matters.

Ronald E. Toupin, Jr.—Mr. Toupin has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as the

Independent Chairperson of the Board of the Trust, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

Each Trustee has familiarity with the Trust, the Investment Manager and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a trustee of certain funds in the Fund Complex or, with respect to Mr. Cacciapaglia, his extensive experience in the financial industry, including his experience with Guggenheim Investments and its parent company.

BOARD’S ROLE IN RISK OVERSIGHT LEADERSHIP STRUCTURE

The day-to-day business of the Funds, including the day-to-day management and administration of the Funds and of the risks that arise from each Fund’s investments and operations, is performed by third-party service providers, primarily the Investment Manager and the Distributor. Consistent with its responsibility for oversight of the Trust, the Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those service providers. Risks to each Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to each Fund. Risk management seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Funds. Under the oversight of the Board, the service providers to the Funds employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Funds and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Funds’ business and consequently, for managing risks associated with that activity. Each of the Investment Manager, the Distributor and other service providers has its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. As part of the Board’s periodic review of each Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

The Board oversees risk management for the Funds directly and through the committee structure it has established. The Board has established the Audit Committee, the Nominating and Governance Committee and the Contracts Review Committee to assist in its oversight functions, including its oversight of the risks each Fund faces. For instance, the Audit Committee receives reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. The Board also oversees the risk management of the Funds’ operations by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including, in particular, the Trust’s Chief Compliance Officer, its independent registered public accounting firm and internal auditors for the Investment Manager or its affiliates, as applicable. In this connection, the Board requires officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board meets with the Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Trust’s compliance program. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Funds’ performance. In addition, the Board receives reports from the Investment Manager on the investments and securities trading of the Funds. With respect to valuation, the Board oversees a pricing committee comprised of Trust officers and Investment Manager personnel and has approved Fair Valuation procedures applicable to valuing the Funds’ securities, which the Board and the Audit Committee periodically review. The Board also requires the Investment Manager to report to the Board on other matters relating to risk management on a regular and as-needed basis.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve a Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of a Fund’s investment management and business affairs are carried out by or through the Investment Manager, Distributor and other service providers, each of which has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by the Investment Manager. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations.

BOARD COMMITTEES

Audit Committee—Messrs. Barnes, Chubb, Farley, Friedrich, Karn, Nyberg, Oliverius and Toupin, who are not “interested persons” of the Trust, as defined in the 1940 Act, serve on the Trust’s Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust’s financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Trust’s independent registered public accounting firm.

Contracts Review Committee—Messrs. Barnes, Chubb, Farley, Friedrich, Karn, Nyberg, Oliverius and Toupin, who are not “interested persons” of the Trust, as defined in the 1940 Act, serve on the Trust’s Contracts Review Committee. The purpose of the Contracts Review Committee is to assist the Board in overseeing certain contracts to which the Trust, on behalf of each Fund, is or is proposed to be a party to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee’s primary function is to oversee the process of evaluating existing investment advisory and subadvisory agreements, administration agreements, distribution agreements and distribution and/or shareholder services plans pursuant to Rule 12b-1 under the 1940 Act. In addition, at its discretion or at the request of the Board, the Committee reviews and makes recommendations to the Board with respect to any contract to which the Trust on behalf of a Fund is or is proposed to be a party. As the Trust is newly organized, there were no Contracts Review Committee meetings held during the last fiscal year.

Nominating and Governance Committee—Messrs. Barnes, Chubb, Farley, Friedrich, Karn, Nyberg, Oliverius and Toupin, who are not “interested persons” of the Trust, as defined in the 1940 Act, serve on the Trust’s Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist and shall assess shareholder recommendations in the same manner as it reviews its own candidates. Such recommendations should be submitted to the Secretary of the Trust. The Trust does not have a standing compensation committee. As the Trust is newly organized, there were no Nominating and Governance Committee meetings held during the last fiscal year.

REMUNERATION OF TRUSTEES

The Independent Trustees of the Trust receive from the Trust $1,000 per meeting attended. Each Fund pays proportionately its respective share of Independent Trustees’ fees and expenses based on relative net assets.

It is anticipated that the Board will implement a new compensation structure once certain boards of trustees of different funds in the Fund Complex consolidate their membership so that these funds are overseen by the same individuals. At that time, the Independent Trustees of the Trust will receive from the Fund Complex a general retainer of $232,000 for service on the covered boards. Additional annual retainer fees would be paid as follows: $40,000 to the Independent Chairperson of the Board; $6,000 to the Independent Vice Chairperson of the Board; $6,000 to the Audit Committee Chairperson; $6,000 to the Audit Committee Vice Chairperson; $6,000 to the Contracts Review Committee Chairperson; $6,000 to the Contracts Review Committee Vice Chairperson; and $6,000 to the Nominating and Governance Committee Chairperson. In addition, fees would be paid for special Board or Committee meetings, with $5,000 paid for a special in-person Board meeting; $5,000 paid for a special in-person Committee meeting; and $1,000 for a special telephone Board or Committee meeting. Each Fund will pay proportionately its respective share of Independent Trustees’ fees and expenses based on relative net assets.

The Investment Manager compensates its officers and directors who may also serve as officers or Trustees of the Trust. The Funds does not pay any fees to, or reimburse expenses of, Trustees who are considered “interested persons” of the Funds. The table below includes certain information relating to the aggregate compensation paid by the Funds to each of the Independent Trustees and by the Fund Complex to each of the Independent Trustees during the fiscal year ended September 30, 2013, unless otherwise indicated. Each of the Trustees is a director of other registered investment companies in the Fund Complex, which includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager.

Independent Trustees	Aggregate Compensation from Guggenheim Strategy Fund I*	Aggregate Compensation from Guggenheim Strategy Fund II*	Aggregate Compensation from Guggenheim Strategy Fund III*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex**, Including the Funds
Randall C. Barnes	$0	$0	$0	$0	$0	$248,250
Donald A. Chubb, Jr.	0	0	0	0	0	117,500
Jerry B. Farley	0	0	0	0	0	101,500
Roman Friedrich III	0	0	0	0	0	147,500
Robert B. Karn III	0	0	0	0	0	144,500
Maynard F. Oliverius	0	0	0	0	0	101,500
Ronald E. Toupin, Jr.	0	0	0	0	0	251,750
Ronald A. Nyberg	0	0	0	0	0	319,375

*	The Fund had not yet commenced operations as of September 30, 2013.
**	The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) and exchange-traded funds advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager.

PRINCIPAL HOLDERS OF SECURITIES

Because the Funds had not commenced operations as of the date of this Statement of Additional Information, there are no principal holders of the Funds’ securities.

DIRECTORS’ OWNERSHIP OF SECURITIES

Because the Funds had not commenced operations as of the date of this Statement of Additional Information, the Trustees of the Trust do not own shares of the Funds as of the date of this Statement of Additional Information. As of December 31, 2013, the Trustees of the Trust beneficially owned shares of the other mutual funds in the fund complex overseen by the Trustees in the dollar ranges set forth below:

Trustee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the Fund Complex*, including the Funds
Independent Trustees
Randall C. Barnes	Over $100,000
Donald A. Chubb, Jr.	Over $100,000
Jerry B. Farley	Over $100,000
Roman Friedrich III	$50,001-$100,000
Robert B. Karn III	$10,001-$50,000
Maynard F. Oliverius	Over $100,000
Ronald E. Toupin, Jr.	$10,001-$50,000
Ronald A. Nyberg	Over $100,000
Interested Trustee
Donald C. Cacciapaglia	None

*	The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager.

HOW TO PURCHASE SHARES

Each Fund offers its shares to other investment companies and accounts managed by the Investment Manager or an affiliate and to investment companies and accounts managed by unaffiliated investment managers. Shares of the Funds are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Investments in the Funds may be made only by certain institutional investors, including investment companies, common or commingled trust funds or other organizations, entities or investors that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Shares of the Fund are offered to other funds in the Guggenheim Family of Funds, as defined on 55 of this SAI. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any shares of the Funds within the meaning of the 1933 Act.

The price to buy one share of the Fund is its NAV. An investment in the Fund may be made without a sales load.

Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the NAV per share next determined after receipt and acceptance of the order in proper form by the Transfer Agent, generally as of the close of the NYSE on that day. To receive the same day NAV, the purchase order must be received by the Transfer Agent by close of the NYSE, usually 4:00. Any purchase transaction that is sent to the Transfer Agent does not constitute a purchase order until the Transfer Agent processes the transaction and receives correct payment by check, wire transfer or ACH.

INVESTMENT MANAGEMENT

The Investment Manager to the Fund, Guggenheim Partners Investment Management, LLC (the “Investment Manager”), 100 Wilshire Boulevard, 5th Floor, Santa Monica, CA 90401, has served as investment adviser to the Funds since 2014.

Investment Management Agreement—Pursuant to the Investment Management Agreement (the “Agreement”) the Investment Manager has in place with the Trust with respect to each of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, the Investment Manager furnishes investment advisory, statistical and research services to the Fund, supervises and arranges for the purchase and sale of securities on behalf of each Fund, and provides for the maintenance and compilation of records pertaining to the investment advisory function.

The Funds will not pay the Investment Manager a fee for the investment advisory rendered pursuant to the Agreement.

After the initial two-year term, the Funds’ Agreement is renewable annually by the Funds’ Board of Trustees or by a vote of a majority of the Funds’ outstanding securities and, in either event, by a majority of the Board who are not parties to the Agreement or interested persons of any such party. The Agreement provides that it may be terminated without penalty at any time by either party on 60 days’ notice and are automatically terminated in the event of assignment.

Accounting and Administration Agreement—Pursuant to a Fund Accounting and Administration Agreement with the Trust, Rydex Fund Services, LLC (the “Administrator”) acts as the administrative agent for each Fund and, as such, performs administrative functions and the bookkeeping, accounting and pricing functions for each Fund. For these services the Administrator receives, on an annual basis, a fee of 0.05% of the average net assets of each Fund, calculated daily and payable monthly, or $50,000 per Fund per year, whichever is greater; provided that the maximum fee per Fund per year shall be $100,000.

Transfer Agency Agreement—Pursuant to a Transfer Agency Agreement with the Trust, as amended, Rydex Fund Services, LLC (the “Transfer Agent”) acts as the transfer agent for the Trust. As such, the Transfer Agent performs all shareholder servicing functions, including processing purchase and redemption transactions, answering inquiries, mailing shareholder communications. For these services, the Transfer Agent receives an Annual Maintenance Charge of $12,000 for each Fund.

The Funds have agreed to reimburse the Transfer Agent for expenses the Transfer Agent pays to third-party administrators, broker/dealers, banks, insurance companies or other entities for providing sub-transfer agency services to shareholders in the Funds. Payments reimbursed by the Fund pursuant to such agreements are generally based on: (1) the average daily net assets of clients serviced by such financial intermediary; or (2) the number of accounts serviced by such financial intermediary.

Each Fund pays all of its respective expenses not assumed by the Transfer Agent or the Distributor, including organization expenses; Trustees’ fees; fees of a Fund’s custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; and legal, auditing and accounting expenses. Each Fund also pays for the preparation and distribution of the Prospectus to its shareholders and all expenses in connection with registration under federal and state securities laws. Each Fund pays nonrecurring expenses that may arise, including litigation expenses affecting a Fund.

Because the Funds had not commenced operations as of the date of this Statement of Additional Information, it has not paid any fees to the Investment Manager for investment advisory services, to the Administrator for administrative services, or to the Transfer Agency for transfer agency services.

CODE OF ETHICS

The Funds, the Investment Manager and the Distributor have adopted a written code of ethics (the “Code of Ethics”) which governs the personal securities transactions of “access persons” of the Funds. Access persons may invest in securities, including securities that may be purchased or held by the Funds, provided that they obtain prior clearance before engaging in securities transactions, subject to certain de minimis exceptions. Access persons include officers and directors of the Funds and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Funds or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within thirty days of the end of each calendar quarter.

Subject to certain de minimis exceptions for access persons not involved in the fund accounting or asset management activities of the Investment Manager, access persons will not be permitted to effect transactions in a security if it: (1) is being considered for purchase or sale by the Funds; (2) is being purchased or sold by the Funds; or (3) is being offered in an initial public offering. Portfolio managers, research analysts and traders are also prohibited from purchasing or selling a security within seven calendar days before or after any fund in the Family of Funds or any funds managed by an affiliated investment adviser trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics on an annual basis and approves any material changes to the Code of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. The Code of Ethics is on public file with the SEC and is available from the Commission.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers—Each Portfolio Manager may also manage other registered investment companies, other pooled investment vehicles and other accounts, and each portfolio manager may own shares of the Funds he/she manages. As of December 31, 2013, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager	Registered Investment Companies (Other than the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Anne B. Walsh	20	$5,252.4	2	$2,903.7	32	$87,321.6
James W. Michal	25	5,361.0	3	2,961.6	13	2,107.7
Steve H. Brown	6	757.1	0	0	1	20.0

The Portfolio Managers did not own shares of the Funds as of March 11, 2014.

The following table identifies, as of December 31, 2013, the number of total assets of the companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Registered Investment Companies (Other than the Funds)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Anne B. Walsh	0	$0	2	$2,903.7	1	$514.6
James W. Michal	0	0	2	2,892.0	3	688.9
Steve H. Brown	0	0	0	0	0	0

Information Regarding Conflicts of Interest and Compensation of Portfolio Managers—

Conflicts of Interest. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Funds on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as a Fund, track the same indices a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by a Fund. The other accounts might also have different investment objectives or strategies than a Fund.

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of his or her position with a Fund, the portfolio manager knows the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both a Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for a Fund and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he/she manages.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to accounts with a heavily performance-oriented fee.

Compensation Information. The Investment Manager compensates portfolio management staff for their management of a Fund’s portfolio. Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts. The Investment Manager’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments. The Investment Manager’s deferred compensation program includes equity that vests over a period of years. All employees of the Investment Manager are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year.

PROXY VOTING

The Board of Trustees of the Trust has delegated to the Investment Manager the final authority and responsibility for voting proxies with respect to the Fund’s underlying securities holdings.

The Investment Manager—The Investment Manager has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) to guide how the Investment Manager votes proxies held in the accounts of its clients.

Generally, the Investment Manager will vote proxies in accordance with certain guidelines found in the Proxy Policies (the “Guidelines”), which may be changed or supplemented from time to time. The Guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, mergers and corporate restructuring, and social and corporate policy issues.

The portfolio managers in conjunction with the Director of Operations (or his or her designee) shall be responsible for evaluating and voting proxies in accordance with the Guidelines. Voting decisions not covered by these Guidelines will be made in accordance with other provisions of the Proxy Policies or as may be deemed reasonably appropriate by senior management of the Investment Manager.

The Investment Manager may occasionally be subject to conflicts of interest in the voting of proxies. Accordingly, it has adopted procedures to identify potential conflicts and to ensure that the vote made is in the best interest of the Fund. These procedures include: (i) on an annual basis, the portfolio manager(s), Director of Operations and CCO will take reasonable steps to evaluate the nature of the Investment Manager’s employees’ material business and personal relationships (and those of the Investment Manager’s affiliates) with any company whose securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the CCO any potential conflict that they are aware of (including personal relationships); (iii) prohibiting employees involved in the decision making process or vote administration from revealing how the Investment Manager intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interest exists, reviewing the proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that the Investment Manager voting decision is consistent with the Investment Manager’s clients’ best interests.

Investment Manager may not vote proxies in certain circumstances, including situations where: (i) the securities being voted are no longer held by the client; (ii) the proxy and other relevant materials are not received in sufficient time to allow adequate analysis or an informed vote by the voting deadline; or (iii) the Investment Manager concludes that the cost of voting the proxy is likely to exceed the expected benefit to the client.

The Fund will be required to file SEC Form N-PX, with its complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Form will be available without charge: (1) from the Fund, upon request by calling 800.820.0888, and (2) on the SEC’s website at www.sec.gov.

DISTRIBUTOR

Guggenheim Funds Distributors, LLC, (the “Distributor”), 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, a Maryland corporation may receive compensation, including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a Fund may change from year to year because of, among other things, changing net asset values, shareholder activity, and/or portfolio turnover.

The Distribution Agreement between Guggenheim Funds Distributors, LLC and the Trust became effective as of March 1, 2014, and is renewable annually either by the Trust’s Board of Trustees or by a vote of a majority of the Trust’s outstanding securities, and in either event, by a majority of the Board who are not parties to the agreement or interested persons of any such party. The agreement may be terminated by either party upon 60 days’ written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interests of the Funds. In reaching a judgment relative to the qualifications of a broker/dealer (the “broker”) to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager, including the overall reasonableness of commissions paid to a broker, the firm’s general execution and operational capabilities, its responsiveness (which may include such things as the broker’s willingness to commit capital and whether the broker’s representatives are accommodating), and its reliability and financial condition. The Funds do not anticipate incurring a significant amount of brokerage commissions because fixed income securities are generally traded on a “net” basis—that is, in principal amount without the addition or deduction of a stated brokerage commission, although the net price usually includes a profit to the dealer. The Funds will deal directly with the selling or purchasing principal without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. The Funds also may purchase portfolio securities in underwritings where the price includes a fixed underwriter’s concession or discount. Money market instruments may be purchased directly from the issuer at no commission or discount.

Subject to the foregoing considerations, the execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line database systems, and the equipment for which is provided by the broker, that enable the Investment Manager to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations.

In some cases, the computer and other equipment furnished by the broker may have additional uses that are not related to the investment services and research information. In such cases, the Investment Manager must allocate the value of the computer and other equipment into research and non-research categories. Since that portion allocable to research can be paid from Fund brokerage commissions rather than being paid by the Investment Manager, the Investment Manager will have a conflict of interest in making the allocation. Finally, the investment services or research information provided to the Investment Manager may be produced by parties other than the broker effecting the portfolio transaction.

If a transaction is directed to a broker supplying investment services or research information, the transaction charges (i.e., a commission or a charge that is deemed to be the equivalent of a commission) paid for such transaction may be in excess of the transaction charges another broker would have charged for effecting that transaction, provided that the Investment Manager shall have determined in good faith that the transaction charges are reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager with respect to all accounts as to which it exercises investment discretion. The Investment Manager may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Funds. Portfolio transactions may also be placed with the Distributor to the extent and in the manner permitted by applicable law.

In addition, brokerage transactions may be placed with broker/dealers who sell shares of the funds managed by the Investment Manager who may or may not also provide investment information and research services.

The Funds may also buy securities from, or sell securities to, dealers acting as principals or market makers. Except as noted below, the Investment Manager generally will not purchase investment information or research services in connection with such principal transactions. The Investment Manager, however, may purchase investment information or research services in connection with riskless principal transactions that are reported pursuant to certain FINRA rules that ensure transparency as to security price and transaction charges, or in connection with transactions in other markets having regulations that ensure comparable transparency of security prices and charges. In addition, the Investment Manager may obtain investment information or research services in connection with investments in underwritten fixed price offerings consistent with certain FINRA rules.

The Investment Manager may enter into agreements with certain brokers, called “Commission Sharing Agreements,” pursuant to which the Investment Manager may place trades on behalf of its clients with these brokers for negotiated brokerage commission rates. In turn, under the terms of the agreements, the brokers retain a portion of the brokerage commissions to cover the trades’ execution costs and then credit a negotiated portion of the brokerage commissions to accounts used by the brokers to pay other firms for research products or services for the benefit of the Investment Manager and its clients.

Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager, including other investment companies. When selecting securities for purchase or sale for the Funds, the Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the Investment Manager’s obligation to seek best execution, such purchases or sales may be executed simultaneously or “bunched.” It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts ordered to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances the procedure could adversely affect the price or number of shares involved in the Funds’ transaction, it is believed that this procedure generally contributes to better overall execution of the Funds’ portfolio transactions. The Board of Trustees of the Funds has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interest of the Funds and their shareholders. With respect to the allocation of initial public offerings (“IPO”) the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO.

Because the Funds had not commenced operations as of the date of this Statement of Additional Information, it has not yet paid any brokerage fees.

HOW NET ASSET VALUE IS DETERMINED

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value.” The NAV of a Fund serves as the basis for the purchase and redemption price of a Fund’s shares. The NAV of a Fund is calculated by dividing the market value of a Fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of a Fund. With respect to portfolio securities and assets of a Fund for which market quotations are not readily available, or which cannot be accurately valued with the established pricing procedures, a Fund will fair value those securities and assets.

Equity securities traded on a domestic securities exchange (including ETFs) are usually valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, the last current bid price is usually used. Over-the-counter (“OTC”) securities held by a Fund are typically valued at the NASDAQ Official Closing Price (“NOCP”) on the valuation date or, if no NOCP is reported, the last reported bid price is used. The portfolio securities of a Fund that are usually valued on multiple exchanges or markets are taken at the last sales price of such securities on the principal exchange or market on which they are traded.

Debt securities with a remaining maturity greater than 60 days will be generally valued based on independent pricing services, except as specified below. The Funds will utilize the amortized cost method in valuing its commercial paper and discount notes with maturities of 60 days or less for purposes of determining the NAV of its shares even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, this method may result in periods during which value, as determined by amortized cost, is higher or lower than the price that a Fund would receive if a Fund sold the instrument.

For investments in an underlying open-end mutual fund, the Funds usually value investments in the underlying fund at its NAV. The NAV of each underlying fund is calculated by dividing the market value of the underlying fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the underlying fund.

Options on securities and indices purchased by the Funds generally are valued at their last sales price on the exchange in the case of exchange-traded options; in the case of options traded in the OTC market, the Funds will seek a quote from broker-dealers and the option generally will be valued at the average of prices unless there is only one dealer, in which case that dealer’s price may be used. An exchange-traded futures contract will be valued based upon the first tick after the close of regular trading on the NYSE. Options on futures contracts traded on an exchange will be valued at the last trade price prior to the close of regular trading on the NYSE.

The value of total return index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. The value of credit default swaps will be marked to the price at which orders are then being filled (or, if the orders are being filled at different prices, the average of such prices). If no comparable trade has occurred, the Funds will seek a quote from three broker-dealers, and the swap will be valued at the average of the three prices so provided, unless it is concluded that any such quote does not represent fair value, in which case the swap will be valued at the average of the remaining prices.

The loans (including syndicated bank loans) in which the Funds may invest are not usually listed on any securities exchange or board of trade. Typically, such loans are valued using information provided by an independent third party pricing service.

For valuation purposes, assets initially expressed in foreign currency values will be converted into U.S. dollar values at the rate at which local currencies can be sold to buy U.S. dollars as obtained from a third-party pricing service/vendor as set forth in the Funds’ procedures.

The Funds may fair value an asset when a market quotation is not available or if it is believed that the valuation of an assets does not reflect the asset’s fair value. The Funds also may value foreign securities at fair value when a significant event is deemed to have occurred. The Board has adopted fair valuation procedures for the Funds and has delegated responsibility for fair value determinations to the Valuation Committee, which consists of personnel of the Investment Manager and other committee members as designated by the Valuation Committee chair from time to time.

HOW TO REDEEM SHARES

Each Fund redeems its shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the Fund’s next determined NAV calculated after your redemption order is received in good order by the Transfer Agent or your financial intermediary.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price (additional information regarding redemptions in kind is available in the Funds’ SAI). If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

Redemptions In-Kind—The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Funds) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund’s NAV during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

DIVIDENDS AND TAXES

It is the Fund’s policy to pay dividends from net investment income monthly and to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of the Fund bear most of the costs of distribution of such shares through payment of a front-end sales charge and Institutional Class shares of the Fund bear no distribution expenses, while Class C shares of the Fund bear such costs through a higher distribution fee, expenses attributable to Class C shares, generally will be higher and as a result, income distributions paid by the Fund with respect to Class C shares generally will be lower than those paid with respect to Class A and Institutional Class shares. Because the value of a share is based directly on the amount of the net assets rather than on the principle of supply and demand, any distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid. All such dividends and distributions are automatically reinvested on the payable date in shares of the Fund at NAV, as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Transfer Agent is previously notified in writing by the shareholder that such dividends or distributions are to be received in cash. A shareholder may request that such dividends or distributions be directly deposited to the shareholder’s bank account. A shareholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest a dividend check without imposition of a sales charge.

The Fund will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them. Distributions of net investment income and any short-term capital gains by the Fund are taxable as ordinary income whether received in cash or reinvested in additional shares.

Tax Considerations—The following summarizes certain federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, the Fund must, among other things: (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income derived with respect to its business of investing in such stock, securities, or currencies (“Qualifying Income Test”); (2) diversify its holdings so that, at the end of each quarter of the taxable year (or within 30 days after such quarter), (a) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or of one or more qualified publicly traded partnerships; and (3) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses), determined without regard to the deduction for dividends paid, and its net tax-exempt interest each taxable year.

The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

Certain requirements relating to the qualification of the Fund as a regulated investment company may limit the extent to which the Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if the Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund’s ability to qualify as a regulated investment company might be affected.

The Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains.

Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% federal excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year an amount at least equal to the sum of: (1) at least 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed or taxed during such years. To avoid application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of the Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if the Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

All dividends from net investment income, together with distributions of any realized net short-term capital gains, whether paid direct to the shareholder or reinvested in shares of the Fund, are generally taxable as ordinary income.

For federal income tax purposes, dividends paid by the Fund from net investment income may qualify for the corporate stockholder’s dividends received deduction to the extent the Fund reports the amount distributed as a qualified dividend. The aggregate amount reported as a qualified dividend by the Fund cannot exceed the aggregate amount of dividends received by the Fund from domestic corporations for the taxable year. The corporate dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days. In addition, a corporate stockholder must hold Fund shares for at least 46 days to be eligible to claim the dividends received deduction.

The excess of net long-term capital gains over short-term capital losses realized and distributed by the Fund or reinvested in Fund shares will generally be taxable to shareholders as long-term capital gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Advice as to the tax status of each year’s dividends and distributions will be mailed annually. A purchase of shares shortly before payment of a dividend or distribution may be disadvantageous because the dividend or distribution to the purchaser has the effect of reducing the per share NAV of the shares by the amount of the dividends or distributions. In addition, all or a portion of such dividends or distributions (although in effect a return of capital) may be taxable.

The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The aggregate amount designated as qualified dividend income by the Fund cannot exceed the aggregate amount of dividends received by the Fund from domestic corporations and certain qualified foreign corporations for the taxable year. Qualified dividend income will be limited if the shares with respect to which dividends are received are deemed to have been held less than 61 days. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. The Fund will be able to separately report distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A Fund shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates.

Given the investment strategies of the Funds, it is not anticipated that a significant portion of the dividends paid by the Funds would be eligible for the corporate dividends received deduction (when received by a corporate shareholder) or for designation as qualified dividend income (when received by an individual shareholder).

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Generally, gain or loss realized upon the sale or redemption of shares (including the exchange of shares for shares of another fund) will be capital gain or loss if the shares are capital assets in the shareholder’s hands and will be taxable to shareholders as long-term capital gains or losses if the shares had been held for more than one year at the time of sale or redemption. Net capital gains on shares held for less than one year will be taxable to shareholders as short-term capital gains. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale, exchange or redemption of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule generally applies in circumstances when shares of the Fund are disposed of within 90 days after the date they were purchased and new shares in a regulated investment company are acquired before January 31 of the calendar year following the calendar year in which the original stock was disposed of without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

We do not expect to be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code). As a result, for purposes of computing the taxable income of U.S. stockholders that are individuals, trusts or estates, (i) our earnings will be computed without taking into account such U.S. stockholders’ allocable shares of the management fees paid to our investment adviser and certain of our other expenses, (ii) each such U.S. stockholder will be treated as having received or accrued a dividend from us in the amount of such U.S. stockholder’s allocable share of these fees and expenses for the calendar year, (iii) each such U.S. stockholder will be treated as having paid or incurred such U.S. stockholder’s allocable share of these fees and expenses for the calendar year, and (iv) each such U.S. stockholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. Miscellaneous itemized deductions generally are deductible by a U.S. stockholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 67 of the Code.

Cost Basis Reporting—Shares acquired on or after January 1, 2012 are generally considered covered shares. The Fund must generally report cost basis information to you and the Internal Revenue Service (“IRS”) when covered shares are redeemed. The Fund will use a default average cost method for reporting your cost basis for covered shares, unless you instruct us otherwise in writing, to use another method. If you wish to choose another default cost basis method for your account you may select among: FIFO (“first-in-first-out”), LIFO (“last-in-first-out”) and HIFO (“highest-cost-in-first-out). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), the Fund is not required to report cost basis information to you or the IRS.

Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis rules apply to their particular circumstances.

Back-up Withholding—The Fund generally will be required to withhold federal income tax (currently at a rate of 28%) (“back-up withholding”) from dividends paid, capital gain distributions and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number; (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that he or she is not subject to back-up withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Passive Foreign Investment Companies—The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund’s PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code) with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund’s intention to qualify annually as a regulated investment company may limit the Fund’s elections with respect to PFIC stock.

Although not required to do so, it is likely that the Fund will choose to make the mark to market election with respect to PFIC stock acquired and held. If this election is made, the Fund may be required to make ordinary dividend distributions to its shareholders based on the Fund’s unrealized gains for which no cash has been generated through disposition or sale of the shares of PFIC stock.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

Options, Futures, Forward Contracts and Swap Agreements—Certain options, futures contracts, and forward contracts in which the Fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. The transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to the Fund are not entirely clear.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Fund intends to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected or taxes and interest may be imposed upon the examination and challenged by the Internal Revenue Service.

Certain of the Fund’s investments may be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions and (vi) produce income that will not constitute qualifying income for purposes of the Qualifying Income Test. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect the Fund’s status as a regulated investment company. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions.

The requirements applicable to the Fund’s qualification as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Market Discount—If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (1) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (2) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.” The Fund may elect to include market discount in income currently. If this election is made, it will apply to all debt securities that the Fund holds which have market discount.

Original Issue Discount—Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest, and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Constructive Sales—These rules may affect timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

Foreign Taxation—Income received by the Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and distributions paid to the Fund’s shareholders. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder (1) to credit this amount (subject to applicable limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”

Foreign Currency Transactions—Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Shareholders—Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the preferential rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

The tax consequences to a foreign shareholder entitled to claim the benefits of any applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes and the potential applicability of the U.S. estate tax.

Other Taxes—The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in the Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Depending upon the nature and extent of the Fund’s contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

ORGANIZATION

The Declaration of Trust of the Trust provides for the issuance of shares of beneficial interest in one or more classes or series.

The Trust has authorized the issuance of an unlimited number of shares of beneficial interest and currently issues its shares in four series. The shares of each series of the Trust represent a pro rata beneficial interest in that series’ net assets and in the earnings and profits or losses derived from the investment of such assets.

Each series of the Trust may issue different classes of shares which participate proportionately based on their relative NAVs in dividends and distributions and have equal voting, liquidation and other rights except that (1) expenses related to the distribution of each class of shares or other expenses that the Board of Trustees may designate as class expenses from time to time are borne solely by each class; and (2) each class has a different designation. When issued and paid for, the shares will be fully paid and non-assessable by the Fund. Shares are transferable, redeemable and assignable.

On certain matters, such as the election of Trustees, all shares of the series of the Trust vote together. On other matters affecting a particular series, such as the investment advisory contract or fundamental policies, only shares of that series are entitled to vote. With respect to all proposals, except a proposal to elect Trustees, a majority vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law. With respect to a proposal to elect Trustees, a plurality vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law.

The Funds do not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove trustees from office by vote cast in person or by proxy at a meeting of shareholders.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

The Bank of New York Mellon, acts as custodian for the portfolio securities of the Funds including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.

Rydex Fund Services, LLC, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, an affiliate of the Investment Manager, acts as the transfer and dividend-paying agent for the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, 8484 Westpark Drive, McLean, Virginia 22102, has been selected by the Funds’ Board of Trustees to serve as the Funds’ independent registered public accounting firm and, as such, will audit the Funds’ financial statements and perform other audit-related and tax services.

FINANCIAL STATEMENTS

Because the Funds had not yet commenced operations as of the last fiscal period, financial statements are not yet available for the Funds.

Family of Funds, for disclosure purposes in this Statement of Additional Information, include— series of Guggenheim Funds Trust, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and SBL Fund.

APPENDIX A

DESCRIPTION OF BOND RATINGS

Moody’s Investors Service, Inc.—

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

A. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corporation—

AAA. Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C. The rating C is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

805 King Farm Blvd. Suite 600 • Rockville, Maryland 20850 •www.guggenheiminvestments.com

CASHSAI-0314x0315

Statement of Additional Information

March 11, 2014, as may be supplemented from time to time

RELATING TO THE PROSPECTUSES DATED MARCH 11, 2014, AS MAY BE SUPPLEMENTED FROM TIME TO TIME

Guggenheim Strategy Funds Trust (Registrant)

Guggenheim Variable Insurance Strategy Fund III

805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850

301.296.5100

800.820.0888

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus dated March 11, 2014, as it may be supplemented from time to time. A prospectus may be obtained by writing Guggenheim Funds Distributors, LLC, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by calling 301.296.5100 or 800.820.0888. A copy of the Fund’s Annual and Semi-Annual Reports will be available, without charge, by calling the phone numbers listed above.

Investment Managers Guggenheim Partners Investment Management, LLC 100 Wilshire Boulevard, 5th Floor Santa Monica, California 90401	Distributor Guggenheim Funds Distributors, LLC 805 King Farm Boulevard, Suite 600 Rockville, Maryland 20850	Custodian The Bank of New York Mellon 2 Hanson Place, 9th Floor Brooklyn, New York 11217	Independent Registered Public Accounting Firm Ernst & Young LLP 8484 Westpark Drive McLean, Virginia 22102

GENERAL INFORMATION

Guggenheim Strategy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on November 8, 2013, is registered with the Securities and Exchange Commission (“SEC”) as an investment company. The Trust is an open-end management investment company that, upon the demand of the investor, must redeem its shares and pay the investor the next calculated net asset value (“NAV”) thereof. (See “How to Redeem Shares”)

Guggenheim Variable Insurance Strategy Fund III (the “Fund”) is a series of the Trust and the Fund has its own investment objective and policies. Professional investment advice is provided to the Fund by Guggenheim Partners Investment Management, LLC (the “Investment Manager”). While there is no present intention to do so, the investment objective and policies of the Fund, unless otherwise noted, may be changed by the Board of Trustees without the approval of shareholders. The Fund is also required to operate within limitations imposed by its fundamental investment policies, which may not be changed without shareholder approval. These limitations are set forth under “Investment Restrictions.” The Fund is “diversified” within the meaning of the Investment Company Act of 1940, as amended (“1940 Act”). An investment in the Fund does not constitute a complete investment program.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUND

Guggenheim Strategy Funds Trust—The Trust makes no representation that the stated investment objectives of the Fund will be achieved. There are risks inherent in the ownership of any security, and there can be no assurance that the investment objectives will be achieved.

Guggenheim Variable Insurance Strategy Fund III—The Fund seeks a high level of income consistent with the preservation of capital. There is no guarantee that the Fund will achieve this objective.

INVESTMENT METHODS AND RISK FACTORS

The Fund’s principal investment strategies and the risks associated with the same are described in the Fund’s prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Fund may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Fund’s prospectus, should not be considered to be a principal strategy (or related risk) applicable to the Fund.

Some of the risk factors related to certain securities, instruments and techniques that may be used by the Fund are described in the “Principal Investment Strategies” and “Descriptions of Principal Risks” sections of the applicable prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by the Fund. Although the Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, the Fund will not be required to do so.

General Risk Factors—The NAV of the Fund is expected to fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of fixed-income securities held by the Fund generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Fund are subject to greater interest rate risk. There is no assurance that the Fund will achieve its investment objective.

Inflation-Linked Securities—The Fund may invest in inflation-linked securities. Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation, a sustained increase in prices that erodes the purchasing power of money. TIPS, or Treasury inflation-protected securities, are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount, and the inflation component is reflected in the nominal coupon.

Inflation-protected bonds normally will decline in price when real interest rates rise. A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and rate of inflation is 2%, the real interest rate is 3%. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses.

Debt Obligations—Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

Increasing Government Debt—The total public debt of federal, state, local and non-U.S. governments as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high levels of debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns. It also could generate an economic downturn.

Zero Coupon Securities—Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities, which are convertible into common stock, offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury and U.S. Treasury bonds or notes and their unaccrued interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. government securities.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Fund will be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment in

4

the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

U.S. Government Securities—Consistent with its investment objective and strategies, the Fund may invest in obligations issued or guaranteed by the U.S. government, including: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years from the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S., such as certificates issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality, such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). In September 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. In December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired—Fannie Mae’s bailout is capped at $125 billion and Freddie Mac will have a limit of $149 billion. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts of received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is anticipated that the new amendment would put Fannie Mae and Freddie Mac in a better position to service their debt.

Also in December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. Other U.S. government securities the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Investment Manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

The Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government. STRIPS may be sold as zero coupon securities.

Certificates of Deposit and Bankers’ Acceptances—Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

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Commercial Paper—The Fund may invest in commercial paper. The Fund may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper consists of short-term, (usually from 1 to 270 days) unsecured promissory notes issued by U.S. or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Fund must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Investing in foreign commercial paper generally involves risks relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.

The Fund may invest in commercial paper collateralized by other financial assets, such as asset-backed commercial paper. These securities are exposed not only to the risks relating to commercial paper, but also the risks relating to the collateral.

The Fund may also invest in variable rate master demand notes. A variable rate master demand note (a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Collateralized Debt Obligations (“CDOs”)—A CDO is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities below. The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

The Fund may invest in CLOs, which are another type of asset-backed security. A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans. The Fund may invest in loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the 1933 Act. CLOs normally charge management fees and administrative expenses, which are in addition to those of the Fund.

The riskiness of investing in CLOs depend largely on the quality and type of the collateral loans and the tranche of the CLO in which the Fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry risks including, but are not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement

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in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Fund against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.

Municipal Securities—

General Risks—The Fund may invest in municipal securities issued by or on behalf of states, territories (including Puerto Rico) and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). The Fund may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of the Fund’s shares to be exempt from state and local taxes of the designated state. The Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Investment Manager believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax- Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds” for purposes of the Fund’s investment objective and policies.

Neither the Fund nor the Investment Manager can guarantee the accuracy of any opinion issued by bond counsel regarding the tax-exempt status of a Municipal Bond. Furthermore, there can be no guarantee that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion. The value of Municipal Bonds may also be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. From time to time, Congress has introduced proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds. State legislatures may also introduce proposals that would affect the state tax treatment of the Fund’s distributions. If such proposals were enacted, the availability of Municipal Bonds and the value of the Fund’s holdings would be affected, and the investment objectives and policies of the Fund would likely be re-evaluated.

Investments in Municipal Bonds present certain risks, including credit, interest rate, liquidity, and prepayment risks. Municipal Bonds may also be affected by local, state, and regional factors, including erosion of the tax base and changes in the economic climate. In addition, municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by actions of the federal government including reductions in federal spending, increases in federal tax rates, or changes in fiscal policy.

The marketability, valuation or liquidity of Municipal Bonds may be negatively affected in the event that states, localities or their authorities default on their debt obligations or other market events arise, which in turn may negatively affect the Fund’s performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal issuers in a particular state, territory, or possession could affect the market value or marketability of Municipal Bonds from any one or all such states, territories, or possessions.

The value of Municipal Bonds may also be affected by uncertainties with respect to the rights of holders of Municipal Bonds in the event of bankruptcy. Municipal bankruptcies have in the past been relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among Municipal Bond issuers within a state. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the Municipal Bonds held by the Fund.

Similar Projects Risk—Because the Fund may invest 25% or more of its assets in Municipal Bonds that finance similar projects, such as those relating to education, healthcare, housing, utilities, or water and sewers, the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects. Below are some of the risks of such investments:

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Higher Education—In general, there are two types of education-related bonds: (i) those relating to projects for public and private colleges and universities; and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline resulting primarily from a decrease in student enrollment or reductions in state and federal funding. Restrictions on students’ ability to pay tuition, a reduction of the availability of state and federal funding, and declining general economic conditions are factors that may lead to declining or insufficient revenues. Student loan revenue bonds are generally offered by state authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others student loans may be private, uninsured loans made to parents or students that are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including: (i) the rate of student loan defaults; (ii) seasoning of the loan portfolio; and (iii) student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include: (i) potential changes in federal legislation regarding student loan revenue bonds; (ii) state guarantee agency reimbursement; and (iii) continued federal interest and other program subsidies currently in effect.

Electric Utilities—The electric utilities industry has been experiencing, and will likely continue to experience, increased competitive pressures. Federal legislation is expected to open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (i) the availability and cost of fuel, (ii) the availability and cost of capital, (iii) the effects of conservation on energy demand, (iv) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (v) timely and sufficient rate increases, and (vi) opposition to nuclear power.

Health Care—The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. General and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers may also affect the industry. In the future, the following elements may adversely affect health care facility operations: (i) the Patient Protection and Affordable Care Act and any other federal legislation relating to health care reform; (ii) any state or local health care reform measures; (iii) medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; (iv) changes in medical coverage which alter the traditional fee-for-service revenue stream; and (v) efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing—Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agencies. Such bonds generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. Because it is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including: acceptable completion of construction; (ii) proper management, occupancy and rent levels; (iii) economic conditions; and (iv) changes to current laws and regulations.

Transportation—Bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the specific carriers who use the particular airport as well as by the general stability of the airline industry, which can be affected by broader economic trends and the price and availability of fuel. Bonds issued to construct toll roads are affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Other transportation-related securities are also affected by fuel costs and availability of other forms of transportation, such as public transportation.

Water and Sewer—Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates may impact issuers of water and sewer bonds.

Municipal Bond Insurance—The Fund may purchase a Municipal Bond that is covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either: (i) the

8

issuer at the time the Municipal Bond is issued (primary market insurance); or another party after the bond has been issued (secondary market insurance). Both of these types of insurance seek to guarantee the timely and scheduled repayment of all principal and payment of all interest on a Municipal Bond in the event of default by the issuer, and cover a Municipal Bond to its maturity, typically enhancing its credit quality and value.

Even if a Municipal Bond is insured, it is still subject to market fluctuations, which will result can result in fluctuations in the Fund’s share price. In addition, a Municipal Bond insurance policy will not cover: (i) repayment of a Municipal Bond before maturity (redemption); (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond; or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a Municipal Bond issue whereby part of the Municipal Bond issue may be retired before maturity.

Some of the Municipal Bonds outstanding are insured by a small number of insurance companies, not all of which have the highest credit rating. As a result, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. If the Municipal Bond is not otherwise rated, the ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency’s assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a Municipal Bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that Municipal Bond insurers will meet their claims. A higher-than-anticipated default rate on Municipal Bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.

The Fund’s Investment Manager may decide to retain an insured Municipal Bond that is in default, or, in the Investment Manager’s view, in significant risk of default. While the Fund holds a defaulted, insured Municipal Bond, the Fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the Municipal Bond matures, or in connection with a mandatory sinking fund redemption.

Repurchase Agreements, Reverse Repurchase Agreements and Roll Transactions—The Fund may enter into repurchase agreements. Repurchase agreements are similar to loans in many respects. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are considered to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks. Accordingly, the Fund will enter into repurchase agreements only with (a) brokers having total capitalization of at least $40 million and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances or (b) banks having at least $1 billion in assets and a net worth of at least $100 million as of its most recent annual report.

The Fund may also enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. As noted below under “Borrowing,” investments in reverse repurchase agreements are treated as borrowings and, therefore, are subject to the Fund’s fundamental and non-fundamental policies on borrowing.

The Fund may also enter into “dollar rolls” in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase,

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as well as by the interest earned on the cash proceeds of the initial sale. The Fund will create a segregated account to segregate cash or liquid securities in an amount sufficient to cover its obligation under “roll” transactions and reverse repurchase agreements. Assets may be segregated with the Fund’s custodian or on the Fund’s books. As noted below under “Borrowing,” investments in dollar rolls are treated as borrowings and, therefore, are subject to the Fund’s fundamental and non-fundamental policies on borrowing.

Borrowing—The Fund may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests.

Accordingly, the Fund may borrow from banks and may borrow through reverse repurchase agreements, derivatives, unfunded commitments and “roll” transactions in connection with meeting requests for the redemption of Fund shares. To the extent that the Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by any interest or appreciation earned on the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. When market conditions are deemed appropriate, the Fund may use leveraging as part of its investment strategy to the full extent permitted by its investment policies and restrictions and applicable law. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund’s policy on borrowing is not intended to limit the ability to pledge assets to secure loans permitted under the Fund’s policies.

Lending of Portfolio Securities—For the purpose of realizing additional income, the Fund may make secured loans of Fund securities amounting to not more than 33 1/3% of total Fund assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities loaned, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being loaned, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower, although a portion can be payable to a collateral agent for certain services. When the Fund invests collateral, the Fund will bear the risk of loss and the risk of loss depends on the nature and type of investment made with the collateral. Costs of underlying securities lending activities are not typically reflected in the Fund’s fee and expense ratios. The Fund has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being loaned, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to only persons deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager the consideration to be earned from such loans would justify the risk.

Restricted Securities—The Fund may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 (“1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and, therefore, are subject to the Fund’s limitation on illiquid securities.

Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid for by the Fund. The Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Fund, and non-U.S. persons, but resale to a broader based of investors in the United Stated may be permitted only in significantly more limited circumstances. A qualified institutional investor is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional investors, that in the aggregate

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owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (“1934 Act”), acting for its own account or the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional investor, as well as a 1934 Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional investor.

The Fund’s Board of Trustees is responsible for developing and establishing guidelines and procedures for determining the liquidity of restricted securities. The Board of Trustees has delegated this responsibility to the Investment Manager. In making the determination regarding the liquidity of restricted securities, the Investment Manager will consider the trading markets for the specific security taking into account the unregistered nature of a restricted security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

The Fund also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A or Regulation S. The Fund may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Fund to dispose of such securities at the time considered most advantageous and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, the Fund might obtain a less favorable price than prevailing when it decided to sell.

Put Bonds—A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, the Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.

In selecting put bonds, the Investment Manager takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments or the bond’s rating is downgraded. Put bonds often pay a variable or floating rate of interest and therefore are subject to many of the same risks associated with investing in floating rate instruments, as described below under “Variable and Floating Rate Instruments.”

Risks Associated with Low-Rated and Comparable Unrated Debt Securities (Junk Bonds)—The Fund may invest in high yield debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as “junk bonds”). Debt rated BB, B, CCC, CC and C by S&P and rated Ba, B, Caa, Ca and C by Moody’s, is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody’s or S&P is the lowest quality debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates.

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The market value of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Fund. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Fund may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the securities in the portfolio of the Fund.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. High Yield Fund may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities, which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by the Fund will adversely impact NAV of the Fund. In addition to the foregoing, such factors may include: (1) potential adverse publicity; (2) heightened sensitivity to general economic or political conditions; and (3) the likely adverse impact of a major economic recession. The Fund also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt would not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

An Investment Manager will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analyses and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objectives and policies of the Fund and consider their ability to assume the investment risks involved before making an investment in the Fund.

Loans—The Fund may invest in fixed and floating rate loans. Loans may include syndicated bank loans, senior floating rate loans (“senior loans”), secured and unsecured loans, second lien or more junior loans (“junior loans”), bridge loans and unfunded commitments. Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“borrowers”) and one or more financial institutions and other lenders (“lenders”). A loan in which the Fund may invest typically is structured by an agent bank acting on behalf of a group of lenders to whom the loan will be syndicated. The syndicate of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. Typically, the agent bank administers the loan on behalf of all the lenders.

This lender is referred to as the agent bank. The agent bank is primarily responsible for negotiating on behalf of the original lenders the loan agreement which establishes the terms and conditions of the syndicated bank loan and the

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rights of the borrower and the lenders. The agent bank also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral. In addition, an institution, typically, but not always the agent bank, holds any collateral on behalf of the lenders.

Generally, the Fund may invest in a loan in one of two ways. It may purchase a participation interest, or it may purchase an assignment. Participation interests are interests issued by a lender, which represent a fractional interest in a loan. The Fund may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, the Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller/issuer of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when the Fund invests in syndicated bank loans through the purchase of participation interests, the Investment Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

The Fund will not generally originate loans, although it could do so in the future. Purchases of syndicated bank loans in the market may take place at, above, or below the par value of a syndicated bank loan. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount. The Fund may be able to invest in syndicated bank loans only through participation interests or assignments at certain times when reduced direct investment opportunities in syndicated bank loans may exist.

A loan may be secured by collateral that, at the time of origination, has a fair market value at least equal to the amount of such loan. The Investment Manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following the Fund’s investment. Also, collateral may be difficult to sell, and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, the Fund might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including working capital assets or intangible assets. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan.

In the process of buying, selling and holding loans, the Fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility fees, commitment fees and commissions. When the Fund buys or sells a loan it may pay a fee.

Loans are subject to the risks associated with other debt obligations, including: interest rate risk, credit risk, market risk, liquidity risk, counterparty risk and risks associated with high yield securities. Many loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. The Fund will make an investment in a loan only after the Investment Manager determines that the investment is suitable for the Fund based on an independent credit analysis. Generally, this means that the Investment Manager has determined that the likelihood that the borrower will meet its obligations is acceptable.

Additional Information concerning Syndicated Bank Loans and Other Senior Loans—Syndicated bank loans and other senior loans generally hold one or the most senior positions in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers.

Additional Information concerning Junior Loans—Junior loans include secured and unsecured loans, such as subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans are generally second or further in line in terms of repayment priority. In addition, junior loans may have a claim on the same collateral pool as the first lien or other more senior liens, or may be secured by a separate set of assets. Junior loans generally give investors priority over general unsecured creditors and stockholders in the event of an asset sale.

Additional Information concerning Bridge Loans—Bridge loans are short-term loan arrangements (e.g., maturities that are generally less than one year) typically made by a borrower following the failure of the borrower to

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secure other intermediate-term or long-term permanent financing. A bridge loan remains outstanding until more permanent financing, often in the form of high yield notes, can be obtained. Most bridge loans have a step-up provision under which the interest rate increases incrementally the longer the loan remains outstanding so as to incentivize the borrower to refinance as quickly as possible. In exchange for entering into a bridge loan, the Fund typically will receive a commitment fee and interest payable under the bridge loan and may also have other expenses reimbursed by the borrower. Liquid assets are maintained to cover bridge loan commitments to avoid “senior securities” concerns. Bridge loans may be subordinate to other debt and generally are unsecured. They also often are illiquid and difficult to value.

Additional Information concerning Unfunded Commitments—Unfunded commitments are contractual obligations pursuant to which the Fund agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Typically, the Fund receives a commitment fee for amounts that remain unfunded under its commitment. Unfunded commitments may subject the Fund to similar risks to the risks described under “When-Issued and Forward Commitment Securities” and “TBA Purchase Commitments” discussed below.

Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Additional Information concerning Revolving Credit Facilities—Revolving credit facilities (“revolvers”) are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolver. Revolvers usually provide for floating or variable rates of interest.

Revolvers may expose a lender to credit and liquidity risk. Revolvers have the effect of requiring a lender to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Revolvers may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

If the Fund has a contractual obligation to lend money on short notice (under a bridge loan or unfunded commitment, for example), it will maintain liquid assets in an amount at least equal in value to the amount of the loan or commitment. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, a bridge loan or unfunded loan commitment. The value of “senior securities” holdings is marked-to-market daily to ensure proper coverage.

Convertible Securities and Warrants— A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security

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against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

Tender Option Bonds—Tender option bonds are created by depositing intermediate- or long-term, fixed-rate or variable rate, municipal bonds into a trust and issuing two classes of trust interests (or “certificates”) with varying economic interests to investors. Holders of the first class of trust interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificate to the trust at par. As consideration for providing the tender option, the trust sponsor (typically a bank, broker-dealer, or other financial institution) receives periodic fees. The trust pays the holders of the floating rate certificates from proceeds of a remarketing of the certificates or from a draw on a liquidity facility provided by the sponsor. A Fund investing in a floating rate certificate effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The floating rate certificate is typically an eligible security for money market funds. Holders of the second class of interests, sometimes called the residual income certificates, are entitled to any tax-exempt interest received by the trust that is not payable to floating rate certificate holders, and bear the risk that the underlying municipal bonds decline in value. The laws and regulations that apply to investments by bank entities, potentially including their ability to establish tender option bonds, are rapidly changing.

Variable and Floating Rate Instruments—The Fund may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by the Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.

Other variable and floating rate instruments include but are not limited to certain corporate debt securities, asset-backed securities (“ABSs”), MBSs, commercial mortgage-backed securities (“CMBSs”), collateralized mortgage obligations (“CMOs”), government and agency securities. An Investment Manager will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Fund’s fixed income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund’s investment quality standards relating to investments in bank obligations. An Investment Manager will also continuously monitor the creditworthiness of issuers of such instruments to determine whether the Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by the Fund will be subject to the Fund’s limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

Mortgage-Backed Securities and Collateralized Mortgage Obligations—The Fund may invest in “mortgage-backed securities” (“MBSs)”), which are securities that represent an interest in a pool of underlying mortgage loans. Mortgage-backed securities, including mortgage pass-through securities and CMOs, include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and securities issued by

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private issuers that represent an interest in or are collateralized by mortgage loans. Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the Fund’s net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

Mortgage-backed securities include commercial mortgage-backed securities (“CMBSs”) and residential mortgage-backed securities (“RMBSs”). The value of both CMBSs and RMBSs, like all MBSs, depends on national, state and local conditions. CMBSs are subject to credit risks because they tend to involve relatively large underlying mortgage loans and the repayment of commercial mortgages depends on the successful operation of, and cash flows from, mortgaged properties. RMBSs are subject to credit risks arising from delinquencies and defaults on underlying mortgage loans by borrowers and breaches of underlying loan documentation by loan originators and servicers.

A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder.

CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities.

The Fund may invest in securities known as “inverse floating obligations,” “residual interest bonds,” and “interest-only” (IO) and “principal-only” (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal payments than are most other MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term “residual interest” bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments and the other class principal only payments. MBSs have been referred to as “derivatives” because the performance of MBSs is dependent upon and derived from underlying securities. Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The Fund can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee the Fund’s investment in CMOs, IOs, or POs will be successful, and the Fund’s total return could be adversely affected as a result. These securities are subject to high degrees of credit, valuation and liquidity risks.

CMOs may be issued in a variety of classes, and the Fund may invest in several CMO classes, including, but not limited to Floaters, Planned Amortization Classes (“PACs”), Scheduled Classes (“SCHs”), Sequential Pay Classes (“SEQs”), Support Classes (“SUPs”), Target Amortization Classes (“TACs”) and Accrual Classes (“Z Classes”). CMO classes vary in the rate and time at which they receive principal and interest payments. SEQs, also called plain vanilla, clean pay, or current pay classes, sequentially receive principal payments from underlying mortgage securities when the principal on a previous class has been completely paid off. During the months prior to their receipt of principal payments, SEQs receive interest payments at the coupon rate on their principal. PACs are designed to produce a stable cash flow of principal

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payments over a predetermined period of time. PACs guard against a certain level of prepayment risk by distributing prepayments to SUPs, also called companion classes. TACs pay a targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase, the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs because of PACs’ lower risk. Because SUPs are directly affected by the rate of prepayment of underlying mortgages, SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate, the average life of a SUP will vary. SUPs, therefore, are priced at a higher yield than less volatile classes of CMOs. Z Classes do not receive payments, including interest payments, until certain other classes are paid off. At that time, the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically (usually monthly) by adding a spread to a benchmark index subject to a lifetime maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.

Investment in MBSs poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages, and the Fund may invest in CMOs which are subject to greater risk of prepayment as discussed above. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality. Although securities issued by U.S. government-related agencies are guaranteed by the U.S. government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way.

Historically, FHLMC and FNMA were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. In 2008, however, due to the declining value of FHLMC and FNMA securities and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, FHLMC and FNMA were placed into conservatorship by the Federal Housing Finance Agency. The effect that this conservatorship will have on FHLMC and FNMA and their guarantees remains uncertain. Although the U.S. government or its agencies provided financial support to FHLMC and FNMA, no assurance can be given that they will always provide support. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions. There is no guarantee that the Fund’s investment in MBSs will be successful, and the Fund’s total return could be adversely affected as a result

Asset-Backed Securities—The Fund may also invest in “asset-backed securities,” which are securities that represent an interest in a pool of assets. These include secured debt instruments collateralized by automobile loans, credit card loans, home equity loans, manufactured housing loans, syndicated bank loans, and other types of debt providing the source of both principal and interest. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. The credit quality of an asset-backed security depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. Asset-backed securities are subject to risks similar to those discussed above with respect to MBSs.

Methods of Allocating Cash Flows—While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This

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is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. (See “Types of Credit Support”) Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called “strips” (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

Types of Credit Support—Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have “reserve Portfolios” (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been “over collateralized” (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

Automobile Receivable Securities—Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles (“Automobile Receivable Securities”). Since installment sales contracts for motor vehicles or installment loans related thereto (“Automobile Contracts”) typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner’s Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

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Credit Card Receivable Securities—Asset-backed securities may be backed by receivables from revolving credit card agreements (“Credit Card Receivable Securities”). Credit balances on revolving credit card agreements (“Accounts”) are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder, and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other Asset-backed securities, Accounts are unsecured obligations of the cardholder.

Real Estate Securities—The Fund may invest in equity securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments, and therefore, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs has the effect of requiring shareholders to pay the operating expenses of both the Fund and the REIT.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

When-Issued and Forward Commitment Securities—The purchase of securities on a “when-issued” basis and the purchase or sale of securities on a “forward commitment” basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, the Fund may dispose of a commitment prior to settlement if an Investment Manager deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities. Assets may be segregated with the Fund’s custodian or on the Fund’s books and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

TBA Purchase Commitments—The Fund also may enter into “To Be Announced” (“TBA”) commitments to purchase or sell mortgage-backed securities for a fixed price at a future date. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. In addition, the counterparty may not deliver the securities as promised. Unsettled TBA purchase commitments are valued at the current

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market value of the underlying securities. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

Futures, Options and Other Derivative Transactions—

Futures and Options on Futures—The Fund may invest in futures and options on futures contracts (i) to attempt to gain exposure to a particular market, index or instrument; (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of; (iii) to attempt to minimize fluctuations in foreign currencies; (iv) for hedging purposes; or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.

An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures contracts are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”), which reduces the risk that the Fund will be unable to close out a futures contract. To the extent the Fund uses futures and/or options on futures, it would do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), unless otherwise disclosed. With respect to the Fund, the Trust has filed with the National Futures Association a notice claiming an exclusion from the definition of “commodity pool operator” under the CEA and the rules of the CFTC promulgated thereunder, with respect to the Fund’s operation. Accordingly, the Fund and the Investment Manager are not currently subject to registration or regulation as a commodity pool or commodity pool operator. However, changes to the Fund’s investment strategies or investments may cause the Fund to lose the benefits of the exclusion and may trigger additional CFTC regulation. If the Fund becomes subject to CFTC regulation, the Fund may incur additional expenses.

The Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is an agreement pursuant to which the Fund may agree to take or make delivery of a cash payment on an index value. No physical delivery of the securities comprising the index is made. Instead, settlement in cash generally must occur daily and upon the termination of the contract. Generally, index futures contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund may earmark or segregate cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as initial margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly earmarks or segregates assets, the assets will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund. Additionally, such practices will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities, although there is no guarantee they will function as intended.

With respect to futures contracts that are not contractually required to “cash-settle,” the Fund usually must cover its open positions by earmarking or segregating on its records cash or liquid assets equal to the contract’s notional value. For futures contracts that are “cash-settled,” however, the Fund is permitted to earmark or segregate cash or liquid assets in an amount equal to the Fund’s next daily marked-to-market (net) obligation, if any (i.e., the Fund’s daily net liability) rather than the notional value. By earmarking or designating assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to earmark or segregate assets equal to the full notional value of such contracts.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will also earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract and that can be exercised on any date or that has the same exercise date as the expiration date of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on

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which the futures contract is based). The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.

There are significant risks associated with the Fund’s use of futures contracts and options on futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of the Investment Manager to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options—The Fund may purchase and write (sell) put and call options on securities, stock indices and currencies listed on national securities exchanges or traded in the OTC market for the purpose of realizing the Fund’s investment objective and except as restricted by the Fund’s investment restrictions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period or on expiration, depending on the terms. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period or on expiration, depending on the terms. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. If the Fund writes an option on a security, an index or a foreign currency, it will earmark or segregate cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction. Call options on foreign currency written by the Fund will be “covered,” which means that the Fund will }earmark or segregate an equal amount of the underlying foreign currency.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position prior to expiration, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying

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securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for all options and in particular, for OTC options; (4) trading restrictions or limitations may be imposed by an exchange; (5) counterparty risk; and (6) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Swap Agreements—The Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year and may be negotiated bi-laterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and (iii) interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is a credit default swap. A credit default swap enables the Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection.

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The Fund also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

Most swap agreements (but generally not credit default swaps) that the Fund might enter into require the parties to calculate the obligations of the parties to the agreement on a “net basis.” Swap agreements may not involve the delivery of securities or other underlying assets. Consequently, the Fund’s obligations (or rights) and risk of loss under a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

The Fund is required to cover its swaps positions in order to limit the risk associated with the use of leverage and other related risk. The Fund’s obligations under a swap agreement would be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty would be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered would not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Because they may be two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund would not enter into any swap agreement unless the Investment Manager believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement would typically be a bank, investment banking firm or broker-dealer or, in the case of a cleared swap, the clearinghouse. The counterparty would generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund would agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Fund would earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where the Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund would be required to earmark and reserve the full notional amount of the credit default swap.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, that are traded in the OTC market. The Investment Manager under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Investment Manager will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements. Depending on the

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Fund’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison. Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps. Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject the Fund to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Short Sales—The Fund may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns or has the right to obtain at no additional cost. The Fund may also make short sales of securities the Fund does not own. If the Fund makes a short sale, the Fund does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Fund is said to have a “short position” in securities sold until it delivers them to the broker at which time it receives the proceeds of the sale.

The Fund may make short sales that are not “against the box.” Short sales by the Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value and to decrease more when the securities it has sold short increase in value than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

The Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

While the short sale is outstanding the Fund will be required to pledge a portion of its assets to the broker as collateral for the obligation to deliver the security to the broker at the close of the transaction. The broker will also hold the proceeds of the short sale until the close of the transaction. The Fund is often obligated to pay over interest and dividends on the borrowed security to the broker.

In the view of the Commission, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short (or securities convertible into or exchangeable for such securities) are segregated, or unless the Fund’s obligation to deliver the securities sold short is “covered” by

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earmarking or segregating cash, U.S. government securities or other liquid assets in an amount equal to the difference between the market value of the securities sold short and any collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the short sale proceeds, cash, U.S. government securities or other liquid assets deposited with the broker and earmarked or segregated on its books or with the Custodian may not at any time be less than the market value of the securities sold short. The Fund will comply with these requirements.

The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales.

Spread Transactions—The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

Derivatives Regulatory Risk—The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them (including a Fund, the Investment Managers and others) are rapidly changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. The impact of these changes on any of the Fund and their investment strategies is not yet fully ascertainable.

In particular, the Dodd-Frank Act was signed into law on July 21, 2010. The Dodd-Frank Act is changing the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions. The CFTC and SEC recently finalized the definition of “swap” and “security-based swap.” These definitions provide the parameters around which contracts will be subject to further regulation under the Dodd-Frank Act.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for and exchange trading of many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Fund. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on the Fund or its counterparties may impact the Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements even if not directly applicable to the Fund, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

The Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under Rule 4.5, with respect to its operation. Accordingly, the Fund and the Investment Manager are not subject to registration or regulation as a commodity pool or CPO. Changes to the Fund’s investment strategies or investments may cause the Fund to lose the benefits of the exclusion under Rule 4.5 and may trigger additional CFTC regulation. If the Fund becomes subject to CFTC regulation, the Fund may incur additional expenses.

Hybrid Instruments—The Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively)

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to the price of some commodity, currency or securities index or another interest rate or some other economic factor (“underlying benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the underlying benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of the underlying benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the underlying benchmark. These underlying benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund would only invest in commodity-linked hybrid instruments that qualify, under applicable rules of the CFTC, for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and other restrictions contained in the 1940 Act.

Structured Notes—The Fund is permitted to invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the structured note would default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps the Fund would be subject to the credit risk of the corporate credit instruments underlying the credit default swaps. If one of the underlying corporate credit instruments defaults, the Fund may receive the security or credit instrument that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.

Credit-Linked Notes—The Fund may invest in credit-linked notes, which is a type of structured note. Credit-linked notes are securities whose return is based on the performance of corporate credits. The difference between a credit default swap and a credit-linked note is that the seller of a credit-linked note receives the principal payment from the buyer at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit

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exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate and a return of principal at the maturity date.

Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund’s principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

Shares of Other Investment Vehicles—The Fund may invest in shares of other investment companies or other investment vehicles, which may include, among others, mutual funds, closed-end funds and exchange-traded funds (“ETFs”) such as index-based investments and private or foreign investment funds. To the extent the Fund invests in other investment companies or other investment vehicles, the Fund and its shareholders will incur the Fund’s pro rata share of the underlying investment companies’ expenses (including, for example, investment advisory and other management fees). Investment in the shares of other investment companies or investment vehicles thus has the effect of requiring shareholders to pay the operating expenses (including, for example, investment advisory and other management fees) of two or more mutual funds. In addition, the Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally. The Fund’s investment in the securities of other investment companies or investment vehicles will be limited so that it complies with applicable legal requirements.

Foreign Investment Risks—Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC’s reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets, and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. The Fund’s income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect the investments of the Fund in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

Emerging Countries—The Fund may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include: (1) less social, political and economic stability; (2) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (3) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; and (5) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Sovereign debt of emerging countries may be in default or present a greater risk of default.

Foreign Investment Restrictions—Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in,

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or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

Political and Economic Risks—Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

An investment in the Fund which invests in non-U.S. companies is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Political Instability—Certain countries in which the Fund may invest may have vocal factions that advocate radical or revolutionary philosophies or support independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries.

Non-Uniform Corporate Disclosure Standards and Governmental Regulation—Non-U.S. companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by the Fund will not be registered with the Securities and Exchange Commission or regulators of any foreign country, nor will the issuers thereof be subject to the Securities and Exchange Commission’s reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the applicable Investment Manager will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about non-U.S. companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

Currency Fluctuations—Because the Fund, under normal circumstances, may invest substantial portions of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund’s investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware

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of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Adverse Market Characteristics—Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Managers will consider such difficulties when determining the allocation of the Fund’s assets.

Investment and Repatriation Restrictions—Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the costs and expenses of the Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. These restrictions may in the future make it undesirable to invest in these countries.

Market Characteristics—Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Fund’s portfolio securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities, and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets and may include delays beyond periods customary in the United States.

Information and Supervision—There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

Non-U.S. Withholding Taxes—The Fund’s investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund’s investment income and gains.

Costs—Investors should understand that the expense ratio of the Fund that invests in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund are higher.

American Depositary Receipts (ADRs)—The Fund may purchase ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company’s securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See “Foreign Investment Restrictions,” above. ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted.

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In general, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referenced to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global receipts evidencing a similar arrangement. For purposes of the Fund’s investment policies, ADRs, EDRs and GDRs usually are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

Depositary receipts are issued through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Liquidity—Investments are subject to liquidity risk when they are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Management—The Fund is subject to management risk because it is an actively managed investment portfolios. The Investment Manager and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Investment Manager and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives.

INVESTMENT RESTRICTIONS

The Fund operates within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of (1) 67% or more of the Fund’s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of the Fund’s outstanding shares. Other restrictions in the form of operating policies are subject to change by the Fund’s Board of Trustees without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations, except with respect to borrowing. With regard to the borrowing limitation, the Fund will comply with the applicable restrictions of Section 18 of the 1940 Act. Any investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of the Fund. Calculation of the Fund’s total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund’s Prospectus or Statement of Additional Information will not include cash collateral held in connection with the Fund’s securities lending activities.

Fundamental Policies—The fundamental policies of the Fund are:

1.	The Fund shall be a “diversified company”, as that term is defined in the 1940 Act, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

2.	The Fund may not act as an underwriter of securities issued by others, except to the extent the Fund could be considered an underwriter in the acquisition and disposition of restricted securities.

3.	The Fund may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

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4.	The Fund may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

5.	The Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

6.	The Fund may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

7.	The Fund may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

8.	The Fund may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

For purposes of Fundamental Policy One, a “diversified company” is currently defined under the 1940 Act as a company which meets the following requirements: at least 75 percent of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 percent of the value of the total assets of such company and to not more than 10 percent of the outstanding voting securities of such issuer. For the purposes of this Fundamental Policy, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. For the purposes of this Fundamental Policy, the Fund generally will consider the borrower of a syndicated bank loan to be the issuer of the syndicated bank loan, but may under unusual circumstances also consider the lender or person inter-positioned between the lender and the Fund to be the issuer of a syndicated bank loan. In making such a determination, the Fund will consider all relevant factors, including the following: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund’s custodian); the credit quality of such lender or inter-positioned person; general economic conditions applicable to such lender or inter-positioned person; and other factors relating to the degree of credit risk, if any, of such lender or inter-positioned person incurred by the Fund.

For purposes of Fundamental Policy Three, industries are determined by reference to the classifications of industries set forth in the Fund’s semi-annual and annual reports. For the purposes of this Fundamental Policy, the limitation will not apply to the Fund’s investments in: (i) securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (ii) municipal securities; (iii) repurchase agreements collateralized by the instruments described in (i); and (iv) other investment companies.

For purposes of Fundamental Policy Five, investors should note that as of the date of the Fund’s SAI, the 1940 Act permits investments in commodities and commodity interests.

For purposes of Fundamental Policy Seven, if at any time the amount of total Fund assets less all liabilities and indebtedness (but not including the Fund’s borrowings) (“asset coverage”) is less than an amount equal to 300% of any such borrowings, the Fund will reduce its borrowings within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations so that such asset coverage is again equal to 300% or more.

For purposes of Fundamental Policies Seven and Eight, the term “as permitted under the 1940 Act” indicates that, unless otherwise limited by non-fundamental investment policies, the Fund can borrow and issue senior securities to the extent permitted by the 1940 Act and interpretations thereof, and that no further action generally would be needed to conform the Fund’s Fundamental Policies relating to borrowing and senior securities to future change in the 1940 Act and interpretations thereof. Pursuant to the provisions of the 1940 Act and interpretations thereof, the Fund is permitted to borrow from banks and may also enter into certain transactions that are economically equivalent to borrowing (e.g. reverse repurchase agreements). Under the 1940 Act and interpretations thereof, borrowing transactions and certain transactions that create leverage will not be considered to constitute the issuance of a “senior security” by the Fund, and therefore such transaction will not be subject to the limitations otherwise applicable to borrowings by the Fund, if the Fund: (1) maintains

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an offsetting financial position; (2) maintains liquid assets equal in value to the Fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance.

Operating Policies—The operating policy (i.e., which is non-fundamental) of the Fund is:

1.	Liquidity. The Fund may invest up to 15% of its net assets in illiquid securities, which are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund was valuing the security.

For purposes of Operating Policy directly above, under normal circumstances, the Fund will not hold more than 15% of its assets in illiquid securities; however, if securities that were liquid at the time of purchase subsequently become illiquid and result in the Fund holding illiquid securities in excess of 15% of its net assets, the Fund will no longer purchase additional securities and may reduce its holdings of illiquid securities in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Fund to protect the confidentiality of its holdings and prevent the selective disclosure of non-public information about their portfolio holdings. The Fund’s service providers, to which the Fund may disclose non-public information about portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party, except as provided below. The policy does not require a delay between the date of the information and the date on which the information is disclosed; however, recipients of non-public information will be subject to a confidentiality agreement and/or other restrictions on the use and dissemination of non-public portfolio holdings information as described in more detail below. The Board has adopted formal procedures governing compliance with this policy.

The Fund or its duly authorized service providers may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of the Fund’s completed purchases and sales may only be made available after the public disclosure of its portfolio holdings.

Numerous mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper, and due diligence departments of broker/dealers and wirehouses regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes, including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Fund by these services and departments, the Fund may at any time as deemed necessary, consistent with its policies and procedures, distribute (or authorize its service providers to distribute) the Fund’s securities holdings to such services and departments before their public disclosure is required or authorized, provided that: (1) the recipient does not distribute the portfolio holdings to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the Fund (or any other fund that invests in one of the Fund) before the portfolio holdings become public information, and (2) the recipient signs a written confidentiality agreement, which includes provisions that require the recipient to limit access to such information only to its employees who are subject to a duty not to trade on non-public information. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

The Fund also may disclose portfolio holdings information on an ongoing basis to certain service providers of the Fund and others, who either by agreement or because of their respective duties to the Fund are required to maintain the confidentiality of the information disclosed. The Fund’s service providers and others who generally are provided such information in the performance of their contractual duties and responsibilities may include the Fund’s custodians, Investment Managers and any administrators, independent registered public accountants, attorneys, officers and directors, and each of their respective affiliates. At this time, portfolio holdings information is shared as follows:

Individual/Entity	Frequency	Time Lag
Morningstar	Monthly	30 calendar days
Lipper	Monthly	30 calendar days
Bloomberg	Monthly	30 calendar days
Thompson Financial	Quarterly	30 calendar days
FactSet	Monthly	30 calendar days

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In addition, the following entities receive this information on a daily basis: Factset (an analytical system used for portfolio attribution and performance); The Bank of New York Mellon (the Fund’s custodian bank); Interactive Data and Loan Pricing Corporation (the Fund’s pricing services); and InvestOne (Sungard) (the Fund’s accounting system).

Neither the Fund nor its service providers receive any compensation from such services and departments. Subject to such departures as the Fund’s chief compliance officer (“CCO”) believes reasonable and consistent with protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the Fund (and its service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement, and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

Only the Funds’ President or CCO may authorize disclosure of the Funds’ securities holdings. To the extent required by law, the CCO reports to the Board any violations of the Funds’ policies and procedures on disclosure of portfolio holdings.

Any disclosure of the Fund’s securities holdings must serve a legitimate business purpose of the Fund and must be in the best interest of the Fund’s shareholders. In making such a determination, the CCO must conclude that the anticipated benefits and risks to the Fund and its shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Fund, its shareholders, and any third party are resolved prior to disclosure. The Fund reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Fund’s policy and any applicable confidentiality agreement. Neither the Fund nor the Investment Managers receive any compensation or other consideration in connection with these arrangements.

As an oversight procedure, the CCO reports all arrangements to disclose portfolio holdings information to the Fund’s Board of Trustees on a periodic basis. If the Board determines that any such arrangement is or would be inappropriate, the Fund will promptly terminate the disclosure arrangement.

MANAGEMENT OF THE TRUST

Trustees and Officers

Oversight of the management and affairs of the Trust, including general supervision of the duties performed by the Investment Manager for the Fund under the Investment Advisory Agreement, is the responsibility of the Board of Trustees. Among other things, the Board of Trustees considers the approval of contracts, described herein, under which certain companies provide essential management and administrative services to the Trust. Once the contracts are approved, the Board of Trustees monitors the level and quality of services. Annually, the Board of Trustees evaluates the services received under the contracts by receiving reports covering, among other things, investment performance, administrative services and the Investment Manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

The Board of Trustees currently has 9 Trustees, 8 of whom have no affiliation or business connection with the Investment Manager, the Distributor or any of their affiliated persons and do not own any stock or other securities issued by the Investment Manager or the Distributor. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position with the Fund’s Distributor and/or the parent of the Investment Manager.

The Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Guggenheim Funds Group fund complex (“Fund Complex”) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) and exchange-traded funds advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager. The Fund Complex is comprised of 13 closed-end funds, 60 exchange-traded funds and 147 open-end funds advised or serviced by the Investment Manager or its affiliates.

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Name, Address and Year of Birth of Trustees*	Position (s) Held with Trusts	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustees
Independent Trustees

Randall C. Barnes (1951)	Trustee	Since 2013	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	54	None

Donald A. Chubb, Jr. (1946)	Trustee	Since 2013	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	37	None

Jerry B. Farley (1946)	Trustee	Since 2013	Current: President, Washburn University (1997-present).	37	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).

Roman Friedrich III (1946)	Trustee and Chairperson of the Contracts Review Committee	Since 2013	Current: Founder and President, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	50

Current: Mercator Minerals Ltd. (2013-present); First Americas Gold Corp. (2012-present); Zincore Metals, Inc. (2009-present).

Former: Blue Sky Uranium Corp. (2011-2012); Axiom Gold and Silver Corp. (2011-2012); Stratagold Corp. (2003-2009); GFM Resources Ltd. (2005-2010).

Robert B. Karn III (1942)	Trustee and Chairperson of the Audit Committee	Since 2013	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	50	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).

Maynard F. Oliverius (1943)	Trustee	Since 2013	Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	37	None

Ronald E. Toupin, Jr. (1958)	Trustee and Chairperson of the Board of Trustees	Since 2013	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	53	Former: Bennett Group of Funds (2011- 2013).

Ronald A. Nyberg (1953)	Trustee and Chairperson of the Nominating Committee	Since 2013	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	56	None

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Trustees who are “Interested Persons”

Donald C. Cacciapaglia**** (1951)	President and Trustee	Since 2013	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	215	Current: Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 2455 Corporate West Drive, Lisle, Illinois 60532.
**	This is the period for which each Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) and exchange-traded funds advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager.
****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of his position with the Fund’s Distributor and/or the parent of the Investment Manager.

The executive officers of the Trust who are not Trustees, length of time served, and principal business occupations during the past five years are shown below.

Name, Address and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) during the Past 5 Years
Officers

Elisabeth Miller 805 King Farm Blvd Suite 600 Rockville, MD 20850 (1968)	Chief Compliance Officer	Since 2013

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Alison Santay 805 King Farm Blvd., Suite 600 Rockville, MD 20850 (1974)	AML Officer	Since 2013

Current: AML Officer, certain other funds in the Fund Complex (2010-present); Director and AML Officer, Rydex Fund Services, LLC (2010-present); AML Officer, Security Investors, LLC (2010-present); Director, Shareholder Risk and Compliance, Rydex Fund Services, LLC (2004-present).

Former: AML Officer, Guggenheim Distributors, LLC (2013-March 2014).

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Name, Address and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) during the Past 5 Years
Officers

John L. Sullivan 805 King Farm Blvd Suite 600 Rockville, MD 20850 (1955)	Treasurer	Since 2013

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Joseph M. Arruda 805 King Farm Blvd Suite 600 Rockville, MD 20850 (1966)	Assistant Treasurer	Since 2013

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Amy J. Lee 805 King Farm Blvd Suite 600 Rockville, MD 20850 (1961)	Secretary and Vice President	Since 2013

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	Officers serve until the next annual meeting or their successors are duly elected and qualified.

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BOARD LEADERSHIP STRUCTURE

The Board has appointed an Independent Chairperson, Ronald E. Toupin, Jr., who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. The Board has established three standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with service providers, review the Funds’ financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are advised by independent legal counsel experienced in 1940 Act matters and represented by such independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust.

QUALIFICATIONS AND EXPERIENCE OF TRUSTEES

The Trustees considered the educational, business and professional experience of each Board member and the service by each Trustee as a trustee of certain other Guggenheim funds. The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and, for the Independent Trustees, a demonstrated willingness to take an independent and questioning view of management. The Trustees also considered, among other factors, the particular attributes described below with respect to the individual Board members. References to the qualifications, attributes and skills of Trustees are pursuant to SEC requirements, do not constitute holding out of the Board or any Trustee as having special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Randall C. Barnes—Mr. Barnes has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 2004. Through his service as a Trustee of the Trust and other funds in the Fund Complex, prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

Donald C. Cacciapaglia—Mr. Cacciapaglia has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 2012. Mr. Cacciapaglia has over 25 years of experience in the financial industry and has gained experience in financial, regulatory, distribution and investment matters.

Donald A. Chubb, Jr—Mr. Chubb has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 1994. Through his service as a Trustee of other funds in the Fund Complex, his experience in the commercial brokerage and commercial real estate market, and his prior experience, including as a director of Fidelity Bank and Trust, Mr. Chubb is experienced in financial, regulatory and investment matters.

Dr. Jerry B. Farley—Dr. Farley has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 2005. Through his service as a Trustee of other funds in the Fund Complex, and his experience in the administration of the academic, business and fiscal operations of educational institutions, including currently serving as President of Washburn University and previously in various executive positions for the University of Oklahoma and Oklahoma State University, and on other boards, Dr. Farley is experienced in financial, regulatory and investment matters.

Roman Friedrich III—Mr. Friedrich has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairperson of the Contracts Review Committee of the Trust, his service on other public company boards, his experience as founder and chairman of Roman Friedrich & Company, a financial advisory firm, and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.

Robert B. Karn III—Mr. Karn has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 2004. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairperson of the Audit Committee of the Trust, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of

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the St. Louis office at Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters. The Board has determined that Mr. Karn is an “audit committee financial expert” as defined by the SEC.

Ronald A. Nyberg—Mr. Nyberg has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairperson of the Nominating and Governance Committee of the Trust, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

Maynard F. Oliverius—Mr. Oliverius has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 1998. Through his service as a Trustee of other funds in the Fund Complex, and his experience as President and Chief Executive Officer of Stormont-Vail HealthCare and on the Board of Trustees of the American Hospital Association, Mr. Oliverius is experienced in financial and regulatory matters.

Ronald E. Toupin, Jr.—Mr. Toupin has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as the Independent Chairperson of the Board of the Trust, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

Each Trustee has familiarity with the Trust, the Investment Manager and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a trustee of certain funds in the Fund Complex or, with respect to Mr. Cacciapaglia, his extensive experience in the financial industry, including his experience with Guggenheim Investments and its parent company.

BOARD’S ROLE IN RISK OVERSIGHT LEADERSHIP STRUCTURE

The day-to-day business of the Fund, including the day-to-day management and administration of the Fund and of the risks that arise from the Fund’s investments and operations, is performed by third-party service providers, primarily the Investment Manager and the Distributor. Consistent with its responsibility for oversight of the Trust, the Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those service providers. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund. Risk management seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Fund. Under the oversight of the Board, the service providers to the Fund employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Fund and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business and consequently, for managing risks associated with that activity. Each of the Investment Manager, the Distributor and other service providers has its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. As part of the Board’s periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

The Board oversees risk management for the Fund directly and through the committee structure it has established. The Board has established the Audit Committee, the Nominating and Governance Committee and the Contracts Review Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. For instance, the Audit Committee receives reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board also oversees the risk management of the Fund’s operations by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including, in particular, the Trust’s Chief Compliance Officer, its independent registered public accounting firm and internal auditors for the Investment Manager or its affiliates, as applicable. In this connection, the Board requires officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board meets with the Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Trust’s compliance program. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, the Board receives reports from the Investment Manager on the investments and securities trading of the Fund. With respect to valuation, the Board oversees a pricing committee comprised of Trust officers and Investment Manager personnel and has approved Fair Valuation procedures applicable to valuing the Fund’s securities, which the Board and the Audit Committee periodically review. The Board also requires the Investment Manager to report to the Board on other matters relating to risk management on a regular and as-needed basis.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Fund’s investment management and business affairs are carried out by or through the Investment Manager, Distributor and other service providers, each of which has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by the Investment Manager. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations.

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BOARD COMMITTEES

Audit Committee—Messrs. Barnes, Chubb, Farley, Friedrich, Karn, Nyberg, Oliverius and Toupin, who are not “interested persons” of the Trust, as defined in the 1940 Act, serve on the Trust’s Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust’s financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Trust’s independent registered public accounting firm.

Contracts Review Committee—Messrs. Barnes, Chubb, Farley, Friedrich, Karn, Nyberg, Oliverius and Toupin, who are not “interested persons” of the Trust, as defined in the 1940 Act, serve on the Trust’s Contracts Review Committee. The purpose of the Contracts Review Committee is to assist the Board in overseeing certain contracts to which the Trust, on behalf of the Fund, is or is proposed to be a party to ensure that the interests of the Fund and its shareholders are served by the terms of these contracts. The Committee’s primary function is to oversee the process of evaluating existing investment advisory and subadvisory agreements, administration agreements, distribution agreements and distribution and/or shareholder services plans pursuant to Rule 12b-1 under the 1940 Act. In addition, at its discretion or at the request of the Board, the Committee reviews and makes recommendations to the Board with respect to any contract to which the Trust on behalf of the Fund is or is proposed to be a party. As the Trust is newly organized, there were no Contracts Review Committee meetings held during the last fiscal year.

Nominating and Governance Committee—Messrs. Barnes, Chubb, Farley, Friedrich, Karn, Nyberg, Oliverius and Toupin, who are not “interested persons” of the Trust, as defined in the 1940 Act, serve on the Trust’s Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist and shall assess shareholder recommendations in the same manner as it reviews its own candidates. Such recommendations should be submitted to the Secretary of the Trust. The Trust does not have a standing compensation committee. As the Trust is newly organized, there were no Nominating and Governance Committee meetings held during the last fiscal year.

REMUNERATION OF TRUSTEES

The Independent Trustees of the Trust receive from the Trust $1,000 per meeting attended. The Fund pays proportionately its respective share of Independent Trustees’ fees and expenses based on relative net assets.

It is anticipated that the Board will implement a new compensation structure once certain boards of trustees of different funds in the Fund Complex consolidate their membership so that these funds are overseen by the same individuals. At that time, the Independent Trustees of the Trust will receive from the Fund Complex a general retainer of $232,000 for service on the covered boards. Additional annual retainer fees would be paid as follows: $40,000 to the Independent Chairperson of the Board; $6,000 to the Independent Vice Chairperson of the Board; $6,000 to the Audit Committee Chairperson; $6,000 to the Audit Committee Vice Chairperson; $6,000 to the Contracts Review Committee Chairperson; $6,000 to the Contracts Review Committee Vice Chairperson; and $6,000 to the Nominating and Governance Committee Chairperson. In addition, fees would be paid for special Board or Committee meetings, with $5,000 paid for a special in-person Board meeting; $5,000 paid for a special in-person Committee meeting; and $1,000 for a special telephone Board or Committee meeting. The Fund will pay proportionately its respective share of Independent Trustees’ fees and expenses based on relative net assets.

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The Investment Manager compensates its officers and directors who may also serve as officers or Trustees of the Trust. The Funds does not pay any fees to, or reimburse expenses of, Trustees who are considered “interested persons” of the Funds. The table below includes certain information relating to the aggregate compensation paid by the Funds to each of the Independent Trustees and by the Fund Complex to each of the Independent Trustees during the fiscal year ended September 30, 2013, unless otherwise indicated. Each of the Trustees is a director of other registered investment companies in the Fund Complex, which includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager.

Independent Trustees	Aggregate Compensation from Guggenheim Variable Insurance Strategy Fund III*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex**, Including the Fund
Randall C. Barnes	$0	$0	$0	$248,250
Donald A. Chubb, Jr.	0	0	0	117,500
Jerry B. Farley	0	0	0	101,500
Roman Friedrich III	0	0	0	147,500
Robert B. Karn III	0	0	0	144,500
Maynard F. Oliverius	0	0	0	101,500
Ronald E. Toupin, Jr.	0	0	0	251,750
Ronald A. Nyberg	0	0	0	319,375

*	The Fund had not yet commenced operations as of September 30, 2013.
**	The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) and exchange-traded funds advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager.

PRINCIPAL HOLDERS OF SECURITIES

Because the Fund had not commenced operations as of the date of this Statement of Additional Information, there are no principal holders of the Fund’s securities.

DIRECTORS’ OWNERSHIP OF SECURITIES

Because the Fund had not commenced operations as of the date of this Statement of Additional Information, the Trustees of the Trust do not own shares of the Fund as of the date of this Statement of Additional Information. As of December 31, 2013, the Trustees of the Trust beneficially owned shares of the other mutual funds in the fund complex overseen by the Trustees in the dollar ranges set forth below:

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Trustee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the Fund Complex*, including the Funds
Independent Trustees
Randall C. Barnes	Over $100,000
Donald A. Chubb, Jr.	Over $100,000
Jerry B. Farley	Over $100,000
Roman Friedrich III	$50,001-$100,000
Robert B. Karn III	$10,001-$50,000
Maynard F. Oliverius	Over $100,000
Ronald E. Toupin, Jr.	$10,001-$50,000
Ronald A. Nyberg	Over $100,000
Interested Trustee
Donald C. Cacciapaglia	None

*	The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager.

HOW TO PURCHASE SHARES

Shares of the Fund may only be purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts (“Separate Accounts”), and by other funds in the Guggenheim Family of Funds (as defined on page 51 of this SAI) whose shares are solely offered to Separate Accounts. Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any shares of the Fund within the meaning of the 1933 Act.

The price to buy one share of the Fund is its NAV. An investment in the Fund may be made without a sales load.

Orders for the purchase of shares of the Fund will be confirmed at an offering price equal to the NAV per share next determined after receipt and acceptance of the order in proper form by the Transfer Agent, generally as of the close of the NYSE on that day. To receive the same day NAV, the purchase order must be received by the Transfer Agent by close of the NYSE, usually 4:00. Any purchase transaction that is sent to the Transfer Agent does not constitute a purchase order until the Transfer Agent processes the transaction and receives correct payment by check, wire transfer or ACH.

INVESTMENT MANAGEMENT

The Investment Manager to the Fund, Guggenheim Partners Investment Management, LLC (the “Investment Manager”), 100 Wilshire Boulevard, 5th Floor, Santa Monica, CA 90401, has served as investment adviser to the Fund since 2014.

Investment Management Agreement—Pursuant to the Investment Management Agreement (the “Agreement”) the Investment Manager has in place with the Trust with respect to Guggenheim Variable Insurance Strategy Fund III, the Investment Manager furnishes investment advisory, statistical and research services to the Fund, supervises and arranges for the purchase and sale of securities on behalf of the Fund, and provides for the maintenance and compilation of records pertaining to the investment advisory function.

The Fund will not pay the Investment Manager a fee for the investment advisory rendered pursuant to the Agreement.

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After the initial two-year term, the Fund’s Agreement is renewable annually by the Fund’s Board of Trustees or by a vote of a majority of the Fund’s outstanding securities and, in either event, by a majority of the Board who are not parties to the Agreement or interested persons of any such party. The Agreement provides that it may be terminated without penalty at any time by either party on 60 days’ notice and are automatically terminated in the event of assignment.

Accounting and Administration Agreement—Pursuant to a Fund Accounting and Administration Agreement with the Trust, Rydex Fund Services, LLC (the “Administrator”) acts as the administrative agent for the Fund and, as such, performs administrative functions and the bookkeeping, accounting and pricing functions for the Fund. For these services the Administrator receives, on an annual basis, a fee of 0.05% of the average net assets of the Fund, calculated daily and payable monthly, or $50,000 per Fund per year, whichever is greater; provided that the maximum fee per Fund per year shall be $100,000.

Transfer Agency Agreement—Pursuant to a Transfer Agency Agreement with the Trust, as amended, Rydex Fund Services, LLC (the “Transfer Agent”) acts as the transfer agent for the Trust. As such, the Transfer Agent performs all shareholder servicing functions, including processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent for the separate accounts of participating insurers to which shares of the Fund are sold. For these services, the Transfer Agent receives an Annual Maintenance Charge of $12,000 for the Fund.

The Fund has agreed to reimburse the Transfer Agent for expenses the Transfer Agent pays to third-party administrators, broker/dealers, banks, insurance companies or other entities for providing sub-transfer agency services to shareholders in the Fund. Payments reimbursed by the Fund pursuant to such agreements are generally based on: (1) the average daily net assets of clients serviced by such financial intermediary; or (2) the number of accounts serviced by such financial intermediary.

The Fund pays all of its respective expenses not assumed by the Transfer Agent or the Distributor, including organization expenses; Trustees’ fees; fees of the Fund’s custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; and legal, auditing and accounting expenses. The Fund also pays for the preparation and distribution of the Prospectus to its shareholders and all expenses in connection with registration under federal and state securities laws. The Fund pays nonrecurring expenses that may arise, including litigation expenses affecting the Fund.

Because the Fund had not commenced operations as of the date of this Statement of Additional Information, it has not paid any fees to the Investment Manager for investment advisory services, to the Administrator for administrative services, or to the Transfer Agency for transfer agency services.

CODE OF ETHICS

The Fund, the Investment Manager and the Distributor have adopted a written code of ethics (the “Code of Ethics”) which governs the personal securities transactions of “access persons” of the Fund. Access persons may invest in securities, including securities that may be purchased or held by the Fund, provided that they obtain prior clearance before engaging in securities transactions, subject to certain de minimis exceptions. Access persons include officers and directors of the Fund and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Fund or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within thirty days of the end of each calendar quarter.

Subject to certain de minimis exceptions for access persons not involved in the fund accounting or asset management activities of the Investment Manager, access persons will not be permitted to effect transactions in a security if it: (1) is being considered for purchase or sale by the Fund; (2) is being purchased or sold by the Fund; or (3) is being offered in an initial public offering. Portfolio managers, research analysts and traders are also prohibited from purchasing or selling a security within seven calendar days before or after any fund in the Family of Funds or any funds managed by an affiliated investment adviser trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis and approves any material changes to the Code of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. The Code of Ethics is on public file with the SEC and is available from the Commission.

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PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers—Each Portfolio Manager may also manage other registered investment companies, other pooled investment vehicles and other accounts, and each portfolio manager may own shares of the Fund he/she manages. As of December 31, 2013, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager	Registered Investment Companies (Other than the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Anne B. Walsh	20	$5,252.4	2	$2,903.7	32	$87,321.6
James W. Michal	25	5,361.0	3	2,961.6	13	2,107.7
Steve H. Brown	6	757.1	0	0	1	20.0

The Portfolio Managers did not own shares of the Funds as of March 11, 2014.

The following table identifies, as of December 31, 2013, the number of total assets of the companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Registered Investment Companies (Other than the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Anne B. Walsh	0	$0	2	$2,903.7	1	$514.6
James W. Michal	0	0	2	2,892.0	3	688.9
Steve H. Brown	0	0	0	0	0	0

Information Regarding Conflicts of Interest and Compensation of Portfolio Managers—

Conflicts of Interest. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same indices the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of his or her position with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities

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for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he/she manages.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to accounts with a heavily performance-oriented fee.

Compensation Information. The Investment Manager compensates portfolio management staff for their management of the Fund’s portfolio. Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts. The Investment Manager’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments. The Investment Manager’s deferred compensation program includes equity that vests over a period of years. All employees of the Investment Manager are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year.

PROXY VOTING

The Board of Trustees of the Trust has delegated to the Investment Manager the final authority and responsibility for voting proxies with respect to the Fund’s underlying securities holdings.

The Investment Manager—The Investment Manager has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) to guide how the Investment Manager votes proxies held in the accounts of its clients.

Generally, the Investment Manager will vote proxies in accordance with certain guidelines found in the Proxy Policies (the “Guidelines”), which may be changed or supplemented from time to time. The Guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, mergers and corporate restructuring, and social and corporate policy issues.

The portfolio managers in conjunction with the Director of Operations (or his or her designee) shall be responsible for evaluating and voting proxies in accordance with the Guidelines. Voting decisions not covered by these Guidelines will be made in accordance with other provisions of the Proxy Policies or as may be deemed reasonably appropriate by senior management of the Investment Manager.

The Investment Manager may occasionally be subject to conflicts of interest in the voting of proxies. Accordingly, it has adopted procedures to identify potential conflicts and to ensure that the vote made is in the best interest of the Fund. These procedures include: (i) on an annual basis, the portfolio manager(s), Director of Operations and CCO will take reasonable steps to evaluate the nature of the Investment Manager’s employees’ material business and personal relationships (and those of the Investment Manager’s affiliates) with any company whose securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the CCO any potential conflict that they are aware of (including personal relationships); (iii) prohibiting employees involved in the decision making process or vote administration from revealing how the Investment Manager intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interest exists, reviewing the proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that the Investment Manager voting decision is consistent with the Investment Manager’s clients’ best interests.

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Investment Manager may not vote proxies in certain circumstances, including situations where: (i) the securities being voted are no longer held by the client; (ii) the proxy and other relevant materials are not received in sufficient time to allow adequate analysis or an informed vote by the voting deadline; or (iii) the Investment Manager concludes that the cost of voting the proxy is likely to exceed the expected benefit to the client.

The Fund will be required to file SEC Form N-PX, with its complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Form will be available without charge: (1) from the Fund, upon request by calling 800.820.0888, and (2) on the SEC’s website at www.sec.gov.

DISTRIBUTOR

Guggenheim Funds Distributors, LLC, (the “Distributor”), 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, a Maryland corporation may receive compensation, including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a Fund may change from year to year because of, among other things, changing net asset values, shareholder activity, and/or portfolio turnover.

The Distribution Agreement between Guggenheim Funds Distributors, LLC and the Trust became effective as of March 1, 2014, and is renewable annually either by the Trust’s Board of Trustees or by a vote of a majority of the Trust’s outstanding securities, and in either event, by a majority of the Board who are not parties to the agreement or interested persons of any such party. The agreement may be terminated by either party upon 60 days’ written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interests of the Fund. In reaching a judgment relative to the qualifications of a broker/dealer (the “broker”) to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager, including the overall reasonableness of commissions paid to a broker, the firm’s general execution and operational capabilities, its responsiveness (which may include such things as the broker’s willingness to commit capital and whether the broker’s representatives are accommodating), and its reliability and financial condition. The Fund does not anticipate incurring a significant amount of brokerage commissions because fixed income securities are generally traded on a “net” basis—that is, in principal amount without the addition or deduction of a stated brokerage commission, although the net price usually includes a profit to the dealer. The Fund will deal directly with the selling or purchasing principal without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. The Fund also may purchase portfolio securities in underwritings where the price includes a fixed underwriter’s concession or discount. Money market instruments may be purchased directly from the issuer at no commission or discount.

Subject to the foregoing considerations, the execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line database systems, and the equipment for which is provided by the broker, that enable the Investment Manager to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations.

In some cases, the computer and other equipment furnished by the broker may have additional uses that are not related to the investment services and research information. In such cases, the Investment Manager must allocate the value of the computer and other equipment into research and non-research categories. Since that portion allocable to research can be paid from Fund brokerage commissions rather than being paid by the Investment Manager, the Investment Manager will have a conflict of interest in making the allocation. Finally, the investment services or research information provided to the Investment Manager may be produced by parties other than the broker effecting the portfolio transaction.

If a transaction is directed to a broker supplying investment services or research information, the transaction charges (i.e., a commission or a charge that is deemed to be the equivalent of a commission) paid for such transaction may

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be in excess of the transaction charges another broker would have charged for effecting that transaction, provided that the Investment Manager shall have determined in good faith that the transaction charges are reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager with respect to all accounts as to which it exercises investment discretion. The Investment Manager may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Fund. Portfolio transactions may also be placed with the Distributor to the extent and in the manner permitted by applicable law.

In addition, brokerage transactions may be placed with broker/dealers who sell shares of the funds managed by the Investment Manager who may or may not also provide investment information and research services.

The Fund may also buy securities from, or sell securities to, dealers acting as principals or market makers. Except as noted below, the Investment Manager generally will not purchase investment information or research services in connection with such principal transactions. The Investment Manager, however, may purchase investment information or research services in connection with riskless principal transactions that are reported pursuant to certain FINRA rules that ensure transparency as to security price and transaction charges, or in connection with transactions in other markets having regulations that ensure comparable transparency of security prices and charges. In addition, the Investment Manager may obtain investment information or research services in connection with investments in underwritten fixed price offerings consistent with certain FINRA rules.

The Investment Manager may enter into agreements with certain brokers, called “Commission Sharing Agreements,” pursuant to which the Investment Manager may place trades on behalf of its clients with these brokers for negotiated brokerage commission rates. In turn, under the terms of the agreements, the brokers retain a portion of the brokerage commissions to cover the trades’ execution costs and then credit a negotiated portion of the brokerage commissions to accounts used by the brokers to pay other firms for research products or services for the benefit of the Investment Manager and its clients.

Securities held by the Fund may also be held by other investment advisory clients of the Investment Manager, including other investment companies. When selecting securities for purchase or sale for the Fund, the Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the Investment Manager’s obligation to seek best execution, such purchases or sales may be executed simultaneously or “bunched.” It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts ordered to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances the procedure could adversely affect the price or number of shares involved in the Fund’s transaction, it is believed that this procedure generally contributes to better overall execution of the Fund’s portfolio transactions. The Board of Trustees of the Fund has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interest of the Fund and its shareholders. With respect to the allocation of initial public offerings (“IPO”) the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO.

Because the Fund had not commenced operations as of the date of this Statement of Additional Information, it has not yet paid any brokerage fees.

HOW NET ASSET VALUE IS DETERMINED

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value.” The NAV of the Fund serves as the basis for the purchase and redemption price of the Fund’s shares. The NAV of the Fund is calculated by dividing the market value of the Fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. With respect to portfolio securities and assets of the Fund for which market quotations are not readily available, or which cannot be accurately valued with the established pricing procedures, the Fund will fair value those securities and assets.

Equity securities traded on a domestic securities exchange (including ETFs) are usually valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, the last current bid price is usually used. Over-the-counter (“OTC”) securities held by the Fund are typically valued at the NASDAQ Official Closing Price (“NOCP”) on

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the valuation date or, if no NOCP is reported, the last reported bid price is used. The portfolio securities of the Fund that are usually valued on multiple exchanges or markets are taken at the last sales price of such securities on the principal exchange or market on which they are traded.

Debt securities with a remaining maturity greater than 60 days will be generally valued based on independent pricing services, except as specified below. The Fund will utilize the amortized cost method in valuing its commercial paper and discount notes with maturities of 60 days or less for purposes of determining the NAV of its shares even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, this method may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the Fund sold the instrument.

For investments in an underlying open-end mutual fund, the Fund usually values investments in the underlying fund at its NAV. The NAV of each underlying fund is calculated by dividing the market value of the underlying fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the underlying fund.

Options on securities and indices purchased by the Fund generally are valued at their last sales price on the exchange in the case of exchange-traded options; in the case of options traded in the OTC market, the Fund will seek a quote from broker-dealers and the option generally will be valued at the average of prices unless there is only one dealer, in which case that dealer’s price may be used. An exchange-traded futures contract will be valued based upon the first tick after the close of regular trading on the NYSE. Options on futures contracts traded on an exchange will be valued at the last trade price prior to the close of regular trading on the NYSE.

The value of total return index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. The value of credit default swaps will be marked to the price at which orders are then being filled (or, if the orders are being filled at different prices, the average of such prices). If no comparable trade has occurred, the Fund will seek a quote from three broker-dealers, and the swap will be valued at the average of the three prices so provided, unless it is concluded that any such quote does not represent fair value, in which case the swap will be valued at the average of the remaining prices.

The loans (including syndicated bank loans) in which the Fund may invest are not usually listed on any securities exchange or board of trade. Typically, such loans are valued using information provided by an independent third party pricing service.

For valuation purposes, assets initially expressed in foreign currency values will be converted into U.S. dollar values at the rate at which local currencies can be sold to buy U.S. dollars as obtained from a third-party pricing service/vendor as set forth in the Fund’s procedures.

The Fund may fair value an asset when a market quotation is not available or if it is believed that the valuation of an assets does not reflect the asset’s fair value. The Fund also may value foreign securities at fair value when a significant event is deemed to have occurred. The Board has adopted fair valuation procedures for the Fund and has delegated responsibility for fair value determinations to the Valuation Committee, which consists of personnel of the Investment Manager and other committee members as designated by the Valuation Committee chair from time to time.

HOW TO REDEEM SHARES

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund’s next determined NAV calculated after your redemption order is received in good order by the Transfer Agent or your financial intermediary.

The Fund may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Fund reserves the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price (additional information regarding redemptions in kind is available in the Fund’s SAI). If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

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Redemptions In-Kind—The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Funds) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund’s NAV during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

DIVIDENDS AND TAXES

The Fund declares dividends from investment income daily. The Fund pays shareholder dividends from net investment income monthly and distributes any net capital gains realized at least annually. Such dividends and distributions will be reinvested in additional shares of the Fund. There are no fees or sales charges on reinvestments. Because Class A shares of the Fund bear most of the costs of distribution of such shares through payment of a front-end sales charge and Institutional Class shares of the Fund bear no distribution expenses, while Class C shares of the Fund bear such costs through a higher distribution fee, expenses attributable to Class C shares, generally will be higher and as a result, income distributions paid by the Fund with respect to Class C shares generally will be lower than those paid with respect to Class A and Institutional Class shares. Because the value of a share is based directly on the amount of the net assets rather than on the principle of supply and demand, any distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid.

Tax Considerations—The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in the Fund by the separate accounts of insurance companies for the purpose of funding variable insurance policies. Unless otherwise stated, this summary deals only with the status of the Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and the application of the diversification rules under sections 851(b) and 817(h) of the Code. It does not deal with any other federal, state, local or foreign tax consequences, including the possible effect of leveraged investments or the treatment of hedging devices. It also does not deal with insurance companies that are not domiciled in the United States. This summary is based on the Code, the United States Treasury regulations thereunder (the “Treasury Regulations”) and administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of the Fund.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

To qualify as a regulated investment company, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, net income derived from an interest in a qualified publicly traded partnership or currencies (“Qualifying Income Test”); (ii) diversify its holdings so that, at the end of each quarter of the taxable year (or within 30 days after such quarter), (a) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or one or more qualified publicly traded partnerships. The Treasury Department (“Treasury”) is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

If the Fund qualifies as a regulated investment company and distributes at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year generally will not be subject to U.S. federal income tax on its income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains.

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Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed or taxed during such years. To avoid application of the excise tax, the Fund intends, to the extent necessary, to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The excise tax provisions described above do not apply to a regulated investment company, like the Fund, all of whose shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable contracts, and certain qualified pension plans, tax-exempt entities and certain other entities. (For this purpose, any shares of the Fund attributable to an investment in the Fund not exceeding $250,000 made in connection with the organization of the Fund shall not be taken into account.) Accordingly, if this condition regarding the ownership of shares of the Fund is met, the excise tax will be inapplicable to the Fund.

If the Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of the Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies, in making tax-related computations, and in complying with the Code Sections 851(b) and 817(h) diversification requirements. Thus, if the Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties), or it might be unable to satisfy the Code 817(h) diversification requirements, discussed below.

Code Section 817(h) Diversification—To comply with regulations under Section 817(h) of the Code, the Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year (or within 30 days after such quarter), no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. government agency and instrumentality are treated for purposes of Section 817(h) as issued by separate issuers.

Section 817(h) of the Code provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied (as discussed above) and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. government securities and securities of other RICs.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to “look through” the regulated investment company to its pro rata portion of the regulated investment company’s assets, provided that the shares of such regulated investment company are generally held only by segregated asset accounts of insurance companies.

In the event that the Fund fails to meet the requirements of the diversification regulations, any variable contract based on the Fund would not be treated as a life insurance or annuity contract for federal income tax purposes. For this purpose, a contract will be based on the Fund if amounts received under such contract, or earnings thereon, are allocated to such Fund. If a variable contract is no longer treated as a life insurance or annuity contract, the owner of the contract would be subject to current taxation on the income on the contract for taxable years in which such failure occurs, and thereafter. If the contract is a life insurance contract under local law, however, then certain amounts paid as death benefits will be treated as amounts paid under a life insurance contract for federal income tax purposes. If the failure to meet the diversification regulations is shown to be inadvertent, Security Benefit Life Insurance Company (or its affiliated life insurance company) as the insurance company that issued the variable contract, may be permitted to bring the Fund into compliance with those rules. In such case, the diversification regulations contemplate the payment of “toll charge” based on the tax that owners of the variable contracts that are based on the “failed” Fund would have paid on the income on the contract during the period when the account failed to meet the diversification regulation. Accordingly, compliance with the diversification regulations,

49

as they may be modified from time to time, is important, and will be carefully monitored by the Fund. Compliance with the diversification regulations may have the effect of reducing the return of the Fund, as the investments and strategies utilized may be different from what the Fund’s adviser might otherwise believe to be desirable.

In connection with the issuance of the diversification regulations, the Treasury announced that it would issue future regulations or rulings addressing the circumstances in which a variable contractowner’s control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contractowner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contractowner’s gross income. Thus far, the Treasury has issued several pronouncements. These pronouncements, plus any future rules and regulations proscribing investment control, may adversely affect the ability of the Fund to operate as described herein. There is, however, no certainty as to what standards, if any, Treasury will ultimately adopt. In the event that unfavorable rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described in the Prospectus or that the Fund will not have to change its investment objective or objectives, investment policies, or investment restrictions.

ORGANIZATION

The Declaration of Trust of the Trust provides for the issuance of shares of beneficial interest in one or more classes or series.

The Trust has authorized the issuance of an unlimited number of shares of beneficial interest and currently issues its shares in four series. The shares of each series of the Trust represent a pro rata beneficial interest in that series’ net assets and in the earnings and profits or losses derived from the investment of such assets.

Each series of the Trust may issue different classes of shares which participate proportionately based on their relative NAVs in dividends and distributions and have equal voting, liquidation and other rights except that (1) expenses related to the distribution of each class of shares or other expenses that the Board of Trustees may designate as class expenses from time to time are borne solely by each class; and (2) each class has a different designation. When issued and paid for, the shares will be fully paid and non-assessable by the Fund. Shares are transferable, redeemable and assignable.

On certain matters, such as the election of Trustees, all shares of the series of the Trust vote together. On other matters affecting a particular series, such as the investment advisory contract or fundamental policies, only shares of that series are entitled to vote. With respect to all proposals, except a proposal to elect Trustees, a majority vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law. With respect to a proposal to elect Trustees, a plurality vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law.

The Fund does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove trustees from office by vote cast in person or by proxy at a meeting of shareholders.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

The Bank of New York Mellon acts as custodian for the portfolio securities of the Fund including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.

Rydex Fund Services, LLC, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, an affiliate of the Investment Manager, acts as the transfer and dividend-paying agent for the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, 8484 Westpark Drive, McLean, Virginia 22102, has been selected by the Fund’s Board of Trustees to serve as the Fund’s independent registered public accounting firm and, as such, will audit the Fund’s financial statements and perform other audit-related and tax services.

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FINANCIAL STATEMENTS

Because the Fund had not yet commenced operations as of the last fiscal period, financial statements are not yet available for the Fund.

Family of Funds, for disclosure purposes in this Statement of Additional Information, include— series of Rydex Variable Trust and SBL Fund.

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APPENDIX A

DESCRIPTION OF BOND RATINGS

Moody’s Investors Service, Inc.—

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

A. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corporation—

AAA. Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C. The rating C is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

805 King Farm Blvd. Suite 600 • Rockville, Maryland 20850 •www.guggenheiminvestments.com

VITCASHSAI-0314x0315

GUGGENHEIM STRATEGY FUNDS TRUST

PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)	Declaration of Trust(2)

(b)	Bylaws(2)

(c)	Reserved

(d)    (1)    Investment Management Agreement(2)

(2)	Transfer Agency Agreement(2)

(3)	Fund Accounting and Administration Agreement(2)

(e)	Distribution Agreement(2)

(f)	Not applicable

(g)    (1)    Custodian Agreement - The Bank of New York Mellon(1)

(2)	Amended Schedule II to the Custodian Agreement(2)

(h)	Not applicable

(i)	Not applicable

(j)	Not applicable

(k)	Not applicable

(l)	Not applicable

(m)	Not applicable

(n)	Not Applicable

(o)	Reserved

(p)    (1)    Code of Ethics of the Registrant(2)

(2)	Code of Ethics of Guggenheim Partners Investment Management, LLC(2)

(3)	Code of Ethics of Guggenheim Funds Distributors, LLC(2)

(q)	Not Applicable

(1)	Incorporated by reference to the Exhibits filed with SBL Fund’s Post-Effective Amendment No. 69 to Registration Statement 2-59353 (filed April 30, 2013).

(2)	Filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant

The Board of Trustees of the Registrant is the same as the board of certain other registrants, each of which has Guggenheim Partners Investment Management, LLC (“GPIM”), or its affiliate, as its investment adviser. In addition, the officers of the Registrant are substantially identical to those of the other registrants. Nonetheless, the Registrant takes the position that it is not under common control with the other registrants because the power residing in the respective boards and officers arises as the result of an official position with the respective corporations.

Item 30.	Indemnification

Article VII, Section III of the Registrant’s Declaration of Trust, which is filed hereunder, provides for indemnification of the Trustees, officers, employees and other agents of the Registrant who are parties pursuant to any proceeding by reason of their actions performed in their scope of service on behalf of the Trust.

A policy of insurance covering the Registrant and certain other registrants advised by GPIM or its affiliates, as well as Security Investors, LLC, Guggenheim Funds Distributors, LLC, and Rydex Fund Services, LLC, insures the Registrant’s trustees and officers against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties. The independent trustees are also covered under a joint independent directors liability (“IDL”) insurance policy that covers the independent trustees of the other registrants.

Item 31.	Business or Other Connections of Investment Adviser

GPIM serves as investment adviser for Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III. GPIM is primarily engaged in the provision of investment advisory and management services to registered investment companies and private accounts. The directors and officers of GPIM consist primarily of persons who during the past two years have been active in the investment management business. To the knowledge of the Registrant, except as set forth below, as applicable, none of the directors or executive officers of GPIM is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Information as to the executive officers and directors of GPIM is included in its Form ADV as filed with the SEC (File No. 801-66786) pursuant to the Investment Advisers Act of 1940, as amended.

Item 32.	Principal Underwriters

(a)	Guggenheim Funds Distributors, LLC serves as the principal underwriter for the Registrant, Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, SBL Fund, Rydex Series Funds, Rydex ETF Trust, Rydex Variable Trust, Rydex Dynamic Funds, Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2.

(b)	The following information is furnished with respect to the directors and officers of Guggenheim Funds Distributors, LLC:

(1) Name and Principal Business Address	(2) Position and Offices with Underwriter	(3) Position and Offices with Registrant

Donald Cacciapaglia 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Chief Executive Officer and President	President and Director

Dominick Colgiandro 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Chief Operating Officer	None

Farhan Sharaff 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Chief Investment Officer	None

Jeffrey Worf 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Chief Compliance Officer	None

Kevin M. McGovern 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Vice President	None

Julie Jacques One Security Benefit Place Topeka, KS 66636	Treasurer	None

Amy J. Lee 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Vice President and Secretary	Vice President and Secretary

Elisabeth A. Miller 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Vice President	Chief Compliance Officer

Douglas Mangini 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Senior Vice President	None

William Belden 2455 Corporate West Drive Lisle, IL 60532	Vice President	None

(c)	Not applicable.

Item 33.	Location of Accounts and Records

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Guggenheim Partners Investment Management, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001, 805 King Farm Blvd., Suite 600, Rockville, MD 20850, 330 Madison Avenue, 10th Floor, New York, New York 10017, 100 Wilshire Boulevard, 5th Floor, Santa Monica, CA 90401, 9401 Indian Creek Parkway, 40 Corporate Woods,

Suite 850, Overland Park, KS 66210, and 94 N. Broadway, Irvington, NY 10533. Records relating to the duties of the Registrant’s custodian are maintained by The Bank of New York Mellon, 2 Hanson Place, 9th Floor, Brooklyn, New York 11217.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, and State of Maryland on the 10th day of March 2014.

GUGGENHEIM STRATEGY FUNDS TRUST (Registrant)

By:	DONALD C. CACCIAPAGLIA
Donald C. Cacciapaglia, President

EXHIBIT LIST

(a)	Declaration of Trust

(b)	Bylaws

(d)    (1)    Investment Management Agreement

(2)	Transfer Agency Agreement

(3)	Fund Accounting and Administration Agreement

(e)	Distribution Agreement

(g)    (2) Amended Schedule II to the Custodian Agreement

(p)    (1)    Code of Ethics of the Registrant

(2)	Code of Ethics of Guggenheim Partners Investment Management, LLC

(3)	Code of Ethics of Guggenheim Funds Distributors, LLC